UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 9 of its series:

Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Plus Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period:    August 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

August 31, 2020

Wells Fargo

Adjustable Rate Government Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Adjustable Rate Government Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Adjustable Rate Government Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Adjustable Rate Government Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Adjustable Rate Government Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with every purchase made on or after September 21, 2020

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Adjustable Rate Government Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Michal Stanczyk

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (ESAAX)	6-30-2000	-0.74	0.57	0.81	1.25	0.98	1.02	0.87	0.74

Class C (ESACX)	6-30-2000	-0.50	0.21	0.25	0.50	0.21	0.25	1.62	1.49

Administrator Class (ESADX)	7-30-2010	–	–	–	1.40	1.13	1.16	0.81	0.60

Institutional Class (EKIZX)	10-1-1991	–	–	–	1.54	1.27	1.29	0.54	0.46

Bloomberg Barclays 6-Month Treasury Bill Index[3]	–	–	–	–	1.70	1.45	0.82	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Adjustable Rate Government Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2020.

∎

The Fund’s allocation to post-reset adjustable-rate mortgages (ARMs) was the primary detractor from performance during the period as spreads only partially retraced the widening the sector experienced in March 2020. Declining ARM prepayments driven by a steepening yield curve and interest income, however, mitigated the impact.

∎

The Fund’s allocation to certain collateralized mortgage obligations (CMOs) backed by Federal Housing Administration–insured reverse mortgages detracted from performance, as spreads in the sector widened modestly.

∎

During the period, the Fund continued to reduce its allocation to higher-dollar-price ARMs in favor of floating-rate CMOs to mitigate the negative impact of prepayments. The Fund also modestly increased its exposure to short-term, fixed-rate pools and CMOs, as well as floating-rate Federal Family Education Loan Program (FFELP) student loan asset-backed securities (ABS) and AAA-rated residential mortgage-backed securities.

∎	The Fund’s duration during the period increased slightly from 0.9 to 1.1 years.

∎	The Fund’s allocation to agency CMO floaters was a modest contributor to performance as the sector ended the period close to unchanged in spread.

Ten largest holdings (%) as of August 31, 2020[5]

FNMA, 2.00%, 9-14-2050	1.50

FNMA, Series 2002-66 Class A3, 4.06%, 4-25-2042	1.42

FNMA, 3.00%, 9-14-2050	1.41

FHLMC, 2.63%, 6-1-2050	1.32

FHLMC, Series KF82 Class AL, 0.52%, 6-25-2030	1.22

FNMA, 2.41%, 8-1-2050	1.19

FNMA, Series 2004-W15 Class 3A, 3.98%, 6-25-2044	1.09

ECMC Group Student Loan Trust, Series 2018-2A Class A, 0.97%, 9-25-2068	1.09

GNMA, Series 2017-H11 Class FE, 1.18%, 5-20-2067	1.06

FNMA, Series 2019-41 Class F, 0.67%, 8-25-2059	1.04

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[6]

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are generally indexed to the 1-Year Treasury Constant Maturity Rate and the 12-month London Interbank Offered Rate (LIBOR). During the period, the Fund underperformed the benchmark due to wider spreads on post-reset ARMs following risk-off sentiment at the beginning of 2020. The Fund’s duration modestly increased from 0.9 to 1.1 years during the reporting period. We continued to see value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics, as well as FFELP Student Loan ABS, which have lagged other higher-quality floating-rate sectors.

The outlook is for recovery and uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections represent an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all of the shortfall.

Please see footnotes on page 7.

Wells Fargo Adjustable Rate Government Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$999.29	$3.72	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76	0.74%

Class C

Actual	$1,000.00	$995.51	$7.47	1.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56	1.49%

Administrator Class

Actual	$1,000.00	$999.98	$3.02	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Institutional Class

Actual	$1,000.00	$1,000.69	$2.31	0.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	$2.34	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 83.78%
FDIC Series 2010-S2 Class 3A (1 Month LIBOR +0.70%) 144A±	0.86%	12-29-2045	$44,924	$44,940
FHLMC (1 Year Treasury Constant Maturity +0.73%) ±	1.64	4-1-2030	29,624	29,845
FHLMC (11th District Cost of Funds +1.25%) ±	1.99	2-1-2035	53,295	52,640
FHLMC (11th District Cost of Funds +1.25%) ±	2.13	1-1-2030	2,046	2,026
FHLMC (11th District Cost of Funds +1.25%) ±	2.13	1-1-2030	471	470
FHLMC (11th District Cost of Funds +1.25%) ±	2.13	7-1-2030	116,122	115,275
FHLMC (11th District Cost of Funds +1.26%) ±	2.14	10-1-2030	141	141
FHLMC (6 Month LIBOR +1.42%) ±	2.38	2-1-2037	3,391	3,501
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.60	8-1-2033	62,334	62,130
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.60	11-1-2026	53,591	53,556
FHLMC (6 Month LIBOR +1.73%) ±	2.61	6-1-2024	4,429	4,449
FHLMC (12 Month LIBOR +1.64%) ±	2.63	6-1-2050	5,187,004	5,451,691
FHLMC (12 Month LIBOR +1.75%) ±	2.65	6-1-2033	370,138	372,644
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.73	7-1-2038	152,692	152,372
FHLMC (12 Month LIBOR +1.62%) ±	2.73	7-1-2045	1,403,411	1,456,486
FHLMC (11th District Cost of Funds +1.75%) ±	2.73	3-1-2025	1,777	1,774
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.73	5-1-2032	35,354	35,346
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.75	11-1-2035	430,554	453,505
FHLMC (12 Month LIBOR +1.77%) ±	2.75	6-1-2035	451,175	453,756
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	2.81	7-1-2024	19,381	19,154
FHLMC (12 Month LIBOR +1.75%) ±	2.90	5-1-2033	135,482	136,225
FHLMC (12 Month LIBOR +1.77%) ±	2.92	10-1-2035	466,573	469,796
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	2.92	7-1-2034	371,328	374,508
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	2.97	6-1-2035	172,145	172,187
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.00	5-1-2034	489,701	491,207
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	3.06	12-1-2035	369,880	371,124
FHLMC (12 Month LIBOR +1.77%) ±	3.06	10-1-2036	297,038	312,655
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.09	9-1-2038	125,999	126,653
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.09	3-1-2036	373,691	377,426
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.12	6-1-2030	202,560	203,027
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	3.12	1-1-2023	10,119	10,159
FHLMC (6 Month LIBOR +1.68%) ±	3.15	1-1-2037	751,343	783,295
FHLMC (6 Month LIBOR +1.69%) ±	3.19	6-1-2037	275,596	277,374
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	3.20	7-1-2034	267,150	268,178
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	3.30	6-1-2025	38,818	38,693
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.32	3-1-2035	429,646	453,243
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.32	2-1-2036	358,720	362,918
FHLMC (6 Month LIBOR +2.09%) ±	3.33	6-1-2026	500,513	503,790
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.35	1-1-2034	479,311	484,276
FHLMC (1 Year Treasury Constant Maturity +2.05%) ±	3.37	8-1-2033	851,984	867,560
FHLMC (12 Month LIBOR +1.51%) ±	3.38	2-1-2037	48,797	49,033
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.38	2-1-2036	260,746	265,459
FHLMC (11th District Cost of Funds +2.39%) ±	3.39	6-1-2021	6,064	6,074
FHLMC (12 Month LIBOR +1.87%) ±	3.41	5-1-2035	60,186	60,845
FHLMC (11th District Cost of Funds +1.25%) ±	3.43	11-1-2030	19,642	19,970
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	3.43	5-1-2037	48,081	48,303
FHLMC (11th District Cost of Funds +2.36%) ±	3.43	6-1-2029	17,267	17,427
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.46	8-1-2035	900,046	925,677
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.47	4-1-2037	766,827	787,706
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.47	7-1-2029	45,865	46,070
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.47	5-1-2034	908,936	941,494
FHLMC (1 Year Treasury Constant Maturity +1.88%) ±	3.48	5-1-2035	270,701	272,321
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.50	11-1-2029	252,716	253,301
FHLMC (12 Month LIBOR +1.78%) ±	3.50	1-1-2040	2,758,017	2,873,991

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.52%	7-1-2035	$334,157	$352,567
FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	3.54	11-1-2036	626,996	631,999
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	3.54	9-1-2033	366,935	375,511
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.54	9-1-2035	852,707	899,377
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.54	2-1-2036	566,143	596,798
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.54	5-1-2038	473,731	478,479
FHLMC (12 Month LIBOR +1.82%) ±	3.55	5-1-2039	371,160	374,472
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.57	6-1-2035	65,118	68,863
FHLMC (12 Month LIBOR +1.75%) ±	3.58	4-1-2035	134,659	141,877
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.58	10-1-2025	34,928	34,907
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	3.59	10-1-2037	708,319	742,535
FHLMC (12 Month LIBOR +1.75%) ±	3.59	9-1-2037	234,392	246,340
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.60	10-1-2034	393,626	413,617
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.61	10-1-2036	205,200	207,397
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.61	3-1-2037	193,883	205,060
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	3.62	6-1-2033	413,924	416,234
FHLMC (12 Month LIBOR +1.77%) ±	3.63	9-1-2037	286,194	301,031
FHLMC (12 Month LIBOR +1.74%) ±	3.64	12-1-2036	173,462	182,008
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.66	2-1-2036	578,564	585,882
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.67	7-1-2027	320,719	322,315
FHLMC (12 Month LIBOR +1.67%) ±	3.67	8-1-2035	130,646	131,171
FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	3.67	6-1-2035	774,619	806,375
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.68	7-1-2036	166,840	168,270
FHLMC (12 Month LIBOR +1.93%) ±	3.69	4-1-2035	723,834	736,700
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.69	9-1-2029	377,611	380,867
FHLMC (1 Year Treasury Constant Maturity +2.42%) ±	3.69	9-1-2030	72,864	73,457
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.69	10-1-2033	662,335	673,782
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	3.69	1-1-2030	10,552	10,610
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	3.70	7-1-2038	345,302	365,260
FHLMC (12 Month LIBOR +1.87%) ±	3.71	7-1-2038	1,067,775	1,125,625
FHLMC (6 Month LIBOR +2.12%) ±	3.71	5-1-2037	28,745	29,041
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.73	4-1-2034	172,127	173,392
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.73	4-1-2037	318,017	322,037
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.73	4-1-2034	170,950	171,721
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.73	4-1-2038	598,366	633,349
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	3.74	11-1-2034	267,025	268,060
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.74	7-1-2034	80,072	84,381
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.74	1-1-2028	1,469	1,475
FHLMC (12 Month LIBOR +1.74%) ±	3.74	5-1-2037	719,528	757,654
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.75	3-1-2034	568,605	571,166
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.75	5-1-2034	120,770	121,116
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.76	4-1-2023	82,622	82,803
FHLMC (12 Month LIBOR +1.73%) ±	3.76	1-1-2035	372,252	374,818
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.76	3-1-2034	501,380	504,613
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.77	9-1-2032	1,018,954	1,070,097
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	3.77	3-1-2025	26,748	26,820
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.78	11-1-2036	539,949	544,634
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.78	9-1-2038	390,520	393,742
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.78	8-1-2027	4,033	4,071
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.78	2-1-2036	65,634	69,465
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	3.78	6-1-2036	564,667	595,054
FHLMC (12 Month LIBOR +1.87%) ±	3.79	4-1-2037	252,315	267,172
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.79	1-1-2028	12,445	12,500
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.79	3-1-2027	58,565	58,748
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	3.81	1-1-2037	586,430	592,224
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.82	8-1-2027	27,785	28,029

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	3.83%	2-1-2031	$289,950	$293,475
FHLMC (12 Month LIBOR +1.84%) ±	3.83	4-1-2035	727,422	766,997
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.83	1-1-2033	239,427	240,325
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.83	5-1-2032	101,121	101,541
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.83	1-1-2036	333,128	352,841
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.84	2-1-2034	384,567	387,909
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.84	6-1-2035	257,681	259,459
FHLMC (12 Month LIBOR +1.91%) ±	3.85	3-1-2032	188,139	190,391
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.85	8-1-2035	265,304	279,879
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.85	2-1-2036	387,165	409,004
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.85	2-1-2034	791,198	805,277
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.86	2-1-2034	131,942	133,318
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.86	4-1-2038	657,177	661,101
FHLMC (12 Month LIBOR +1.86%) ±	3.86	4-1-2037	381,737	404,392
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.87	7-1-2037	304,696	322,140
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	3.88	10-1-2030	937,502	980,036
FHLMC (12 Month LIBOR +1.78%) ±	3.88	11-1-2035	223,914	234,838
FHLMC (12 Month LIBOR +1.86%) ±	3.89	9-1-2036	474,711	501,343
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.90	2-1-2036	369,388	384,748
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.91	2-1-2034	754,617	797,765
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.91	7-1-2031	416,666	419,283
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.91	9-1-2033	535,930	539,220
FHLMC (1 Year Treasury Constant Maturity +2.19%) ±	3.92	8-1-2034	546,133	556,451
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.92	4-1-2036	314,382	323,697
FHLMC (12 Month LIBOR +1.99%) ±	3.93	7-1-2036	516,894	521,268
FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	3.94	1-1-2037	1,060,062	1,126,878
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	3.94	4-1-2029	62,797	63,375
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.95	12-1-2033	337,440	339,930
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.95	11-1-2022	39,712	40,014
FHLMC (12 Month Treasury Average +1.90%) ±	3.97	5-1-2028	154,055	154,900
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.97	7-1-2031	133,552	134,296
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.98	2-1-2030	25,921	26,085
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.98	6-1-2030	69,037	69,489
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	3.98	11-1-2035	606,349	609,135
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.98	1-1-2037	70,790	74,901
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.00	12-1-2034	187,552	188,493
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.00	1-1-2035	212,962	213,936
FHLMC	4.00	7-1-2029	2,320,997	2,464,469
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.01	6-1-2035	589,144	612,043
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.01	10-1-2024	50,801	50,986
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	4.02	11-1-2029	34,532	34,666
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.02	11-1-2027	285,684	286,834
FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	4.02	4-1-2034	323,265	324,667
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.02	2-1-2035	546,599	549,849
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.04	11-1-2029	52,769	53,051
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.08	5-1-2034	61,793	65,131
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	4.10	6-1-2032	130,633	131,298
FHLMC (12 Month LIBOR +1.98%) ±	4.10	11-1-2032	99,970	100,232
FHLMC (12 Month Treasury Average +2.46%) ±	4.12	10-1-2029	81,763	82,136
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.13	10-1-2033	385,655	389,916
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.14	10-1-2036	173,096	174,880
FHLMC (1 Year Treasury Constant Maturity +2.66%) ±	4.14	5-1-2028	110,487	110,737
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.15	10-1-2033	590,669	619,697
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.17	9-1-2033	113,291	119,068
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.17	10-1-2033	180,140	189,135
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.18	6-1-2030	25,435	25,635

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.19%	12-1-2032	$68,472	$68,984
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	4.19	4-1-2032	74,743	75,122
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	4.27	5-1-2025	46,848	47,043
FHLMC (6 Month LIBOR +2.38%) ±	4.27	2-1-2024	8,783	8,829
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	4.27	9-1-2030	49,254	49,444
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	4.32	8-1-2029	16,707	16,807
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	4.32	11-1-2029	77,513	78,335
FHLMC (3 Year Treasury Constant Maturity +2.68%) ±	4.38	6-1-2035	389,407	396,571
FHLMC (12 Month Treasury Average +2.52%) ±	4.39	6-1-2028	30,171	30,201
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.40	9-1-2031	35,621	35,714
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	4.41	5-1-2031	88,999	89,195
FHLMC (11th District Cost of Funds +2.29%) ±	4.42	12-1-2025	4,519	4,503
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	4.44	9-1-2029	73,502	73,386
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	4.51	8-1-2029	7,720	7,745
FHLMC (11th District Cost of Funds +2.57%) ±	4.69	12-1-2025	217,859	219,115
FHLMC	5.00	10-1-2022	3,175	3,348
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	5.49	8-1-2024	138,596	139,363
FHLMC (6 Month LIBOR +3.83%) ±	5.71	11-1-2026	23,028	23,155
FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	1.71	2-15-2024	590,190	592,748
FHLMC Series 1686 Class FE (11th District Cost of Funds +1.10%) ±	1.86	2-15-2024	8,228	8,334
FHLMC Series 1709 Class FA (10 Year Treasury Constant Maturity -0.85%) ±	0.00	3-15-2024	151,498	148,863
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	0.12	5-15-2024	63,402	62,234
FHLMC Series 20 Class F ±±	2.46	7-1-2029	5,049	5,190
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	0.71	4-15-2027	50,097	50,232
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	0.66	6-15-2031	49,294	49,416
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ±(c)	7.84	3-15-2032	99,502	17,938
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	0.66	4-15-2028	66,245	66,363
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	1.16	3-15-2032	64,853	66,071
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	0.71	3-15-2032	128,493	129,039
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	0.76	12-15-2032	276,168	279,189
FHLMC Series 264 Class F1 (1 Month LIBOR +0.55%) ±	0.71	7-15-2042	1,440,609	1,449,752
FHLMC Series 2682 Class FK (1 Month LIBOR +1.47%) ±	1.63	1-15-2033	2,730,239	2,831,081
FHLMC Series 3140 Class GF (1 Month LIBOR +0.35%) ±	0.51	3-15-2036	632,590	633,954
FHLMC Series 3146 Series FP (1 Month LIBOR +0.35%) ±	0.51	4-15-2036	645,290	646,696
FHLMC Series 3149 Class FB (1 Month LIBOR +0.35%) ±	0.51	5-15-2036	1,060,879	1,062,241
FHLMC Series 319 Class F1 (1 Month LIBOR +0.45%) ±	0.61	11-15-2043	1,973,420	1,950,587
FHLMC Series 3240 Class FM (1 Month LIBOR +0.35%) ±	0.51	11-15-2036	1,159,124	1,161,853
FHLMC Series 3284 Class CF (1 Month LIBOR +0.37%) ±	0.53	3-15-2037	801,809	804,642
FHLMC Series 3286 Class FA (1 Month LIBOR +0.40%) ±	0.56	3-15-2037	330,365	331,340
FHLMC Series 3436 Class A ±±	4.03	11-15-2036	380,207	390,849
FHLMC Series 3753 Class FA (1 Month LIBOR +0.50%) ±	0.66	11-15-2040	2,041,602	2,052,530
FHLMC Series 3757 Class PF (1 Month LIBOR +0.50%) ±	0.66	8-15-2040	709,744	712,382
FHLMC Series 3822 Class FY (1 Month LIBOR +0.40%) ±	0.56	2-15-2033	867,644	871,820
FHLMC Series 3827 Class DF (1 Month LIBOR +0.45%) ±	0.61	3-15-2041	784,400	789,526
FHLMC Series 3997 Class FQ (1 Month LIBOR +0.50%) ±	0.66	2-15-2042	870,806	875,578
FHLMC Series 4013 Class QF (1 Month LIBOR +0.55%) ±	0.71	3-15-2041	788,926	792,484
FHLMC Series 4039 Class FA (1 Month LIBOR +0.50%) ±	0.66	5-15-2042	1,576,640	1,587,111
FHLMC Series 4095 Class FB (1 Month LIBOR +0.40%) ±	0.56	4-15-2039	1,001,555	1,003,463
FHLMC Series 4136 Class DF (1 Month LIBOR +0.30%) ±	0.46	11-15-2042	926,172	923,088
FHLMC Series 4248 Class FL (1 Month LIBOR +0.45%) ±	0.61	5-15-2041	343,689	345,688
FHLMC Series 4316 Class JF (1 Month LIBOR +0.40%) ±	0.56	1-15-2044	1,703,095	1,702,735
FHLMC Series 4515 Class FA (1 Month LIBOR +0.37%) ±	0.54	8-15-2038	354,288	354,983
FHLMC Series 4678 Class AF (1 Month LIBOR +0.40%) ±	0.57	12-15-2042	1,800,126	1,803,628
FHLMC Series 4691 Class FA (1 Month LIBOR +0.35%) ±	0.51	6-15-2047	953,258	947,202
FHLMC Series 4754 Class FM (1 Month LIBOR +0.30%) ±	0.46	2-15-2048	3,652,023	3,651,736
FHLMC Series 4821 Class FA (1 Month LIBOR +0.30%) ±	0.46	7-15-2048	1,144,993	1,142,338

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FHLMC Series 4842 Class FA (1 Month LIBOR +0.35%) ±	0.51%	11-15-2048	$2,432,404	$2,434,555
FHLMC Series 4921 Class FN (1 Month LIBOR +0.45%) ±	0.62	10-25-2049	1,641,667	1,646,076
FHLMC Series 4925 Class FY (1 Month LIBOR +0.45%) ±	0.62	10-25-2049	922,696	924,889
FHLMC Series 4933 Class FA (1 Month LIBOR +0.50%) ±	0.67	12-25-2049	2,162,875	2,172,360
FHLMC Series KF61 Class A (1 Month LIBOR +0.53%) ±	0.68	3-25-2029	971,035	978,310
FHLMC Series KF80 Class A (30 Day Average U.S. SOFR +0.51%) ±	0.59	6-25-2030	4,000,000	4,001,223
FHLMC Series KF82 Class AL (1 Month LIBOR +0.37%) ±	0.52	6-25-2030	5,000,000	5,027,671
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.58	11-25-2028	308,650	308,392
FHLMC Series T-16 Class A (1 Month LIBOR +0.10%) ±	0.52	6-25-2029	1,039,593	1,036,915
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.15%) ±	0.47	12-25-2029	2,204,756	2,149,661
FHLMC Series T-21 Class A (1 Month LIBOR +0.18%) ±	0.53	10-25-2029	707,684	704,383
FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	0.45	5-25-2030	1,218,824	1,217,603
FHLMC Series T-27 Class A (1 Month LIBOR +0.15%) ±	0.47	10-25-2030	807,496	808,057
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.24%) ±	0.42	12-25-2030	846,971	821,627
FHLMC Series T-35 Class A (1 Month LIBOR +0.14%) ±	0.45	9-25-2031	2,071,567	2,052,822
FHLMC Series T-48 Class 2A ±±	3.91	7-25-2033	1,568,639	1,648,291
FHLMC Series T-54 Class 4A ±±	3.92	2-25-2043	1,108,585	1,188,534
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	48,131	56,743
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	1.18	5-25-2043	998,310	1,022,509
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.37	10-25-2044	2,431,122	2,503,043
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.52	2-25-2045	2,133,922	2,169,339
FHLMC Series T-66 Class 2A1 ±±	3.81	1-25-2036	1,331,800	1,400,321
FHLMC Series T-67 Class 1A1C ±±	3.40	3-25-2036	3,103,138	3,240,370
FHLMC Series T-67 Class 2A1C ±±	3.50	3-25-2036	2,898,376	3,007,782
FNMA (1 Month LIBOR +0.30%) ±	0.46	12-1-2022	3,000,000	3,001,420
FNMA (1 Month LIBOR +1.17%) ±	1.30	5-1-2029	37,250	37,756
FNMA (6 Month LIBOR +1.37%) ±	1.87	1-1-2032	169,151	169,939
FNMA (11th District Cost of Funds +1.25%) ±	1.99	11-1-2023	8,497	8,458
FNMA (11th District Cost of Funds +1.25%) ±	2.00	1-1-2038	27,081	27,088
FNMA (11th District Cost of Funds +1.25%) ±	2.00	3-1-2021	5	5
FNMA (6 Month LIBOR +1.38%) ±	2.00	12-1-2031	16,628	16,676
FNMA (11th District Cost of Funds +1.25%) ±	2.01	4-1-2042	1,226,140	1,232,616
FNMA (11th District Cost of Funds +1.25%) ±	2.01	10-1-2044	714,770	711,813
FNMA (11th District Cost of Funds +1.26%) ±	2.02	1-1-2035	442,215	444,145
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	2.13	8-1-2032	120,092	120,741
FNMA (11th District Cost of Funds +1.25%) ±	2.13	11-1-2024	377	375
FNMA (11th District Cost of Funds +1.25%) ±	2.13	3-1-2033	73,806	74,137
FNMA (6 Month LIBOR +1.03%) ±	2.15	2-1-2033	111,985	111,736
FNMA (11th District Cost of Funds +1.25%) ±	2.18	4-1-2021	3,049	3,049
FNMA (11th District Cost of Funds +1.25%) ±	2.22	9-1-2037	1,284,871	1,290,741
FNMA (1 Year Treasury Constant Maturity +1.66%) ±	2.24	7-1-2048	1,187,860	1,219,571
FNMA (6 Month LIBOR +1.53%) ±	2.25	1-1-2035	809,723	837,602
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	2.26	8-1-2031	50,579	50,882
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	2.36	8-1-2033	688,632	694,541
FNMA (11th District Cost of Funds +1.78%) ±	2.37	1-1-2036	174,368	175,005
FNMA (6 Month LIBOR +1.18%) ±	2.38	8-1-2033	148,167	149,104
FNMA (12 Month LIBOR +1.62%) ±	2.39	8-1-2050	4,000,000	4,195,598
FNMA (12 Month LIBOR +1.60%) ±	2.41	8-1-2050	4,689,074	4,903,999
FNMA (6 Month LIBOR +1.00%) ±	2.42	6-1-2021	1,952	1,966
FNMA (11th District Cost of Funds +1.42%) ±	2.46	4-1-2024	697,828	697,390
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.46	8-1-2025	14,751	14,798
FNMA (6 Month LIBOR +1.16%) ±	2.50	8-1-2033	3,090	3,115
FNMA (11th District Cost of Funds +1.81%) ±	2.55	3-1-2033	199,303	199,976
FNMA (11th District Cost of Funds +1.83%) ±	2.57	10-1-2024	131	131
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.57	8-1-2033	375,078	376,464
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.57	7-1-2035	281,267	284,356

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (12 Month LIBOR +1.60%) ±	2.57%	3-1-2046	$2,364,460	$2,442,976
FNMA (12 Month LIBOR +1.62%) ±	2.57	4-1-2050	2,482,935	2,613,110
FNMA (11th District Cost of Funds +1.83%) ±	2.58	1-1-2036	18,261	18,357
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.59	7-1-2033	29,329	30,495
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.59	7-1-2035	170,590	171,207
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.60	7-1-2035	340,058	354,233
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.60	7-1-2035	72,554	76,183
FNMA (11th District Cost of Funds +1.87%) ±	2.62	10-1-2027	225,394	228,441
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.67	6-1-2037	259,491	260,114
FNMA (6 Month LIBOR +1.55%) ±	2.67	12-1-2022	2,277	2,287
FNMA (12 Month LIBOR +1.67%) ±	2.68	7-1-2035	744,493	779,422
FNMA (12 Month LIBOR +1.91%) ±	2.68	8-1-2034	1,042,588	1,096,974
FNMA (12 Month LIBOR +1.72%) ±	2.70	6-1-2035	89,096	93,140
FNMA (12 Month LIBOR +1.80%) ±	2.71	7-1-2033	485,672	509,068
FNMA (12 Month Treasury Average +1.40%) ±	2.72	12-1-2030	61,900	61,997
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.73	1-1-2032	4,974	5,008
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	2.73	8-1-2030	700,187	713,946
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.73	6-1-2036	102,330	104,957
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.74	6-1-2035	179,681	181,117
FNMA (6 Month LIBOR +1.63%) ±	2.75	1-1-2022	2,398	2,398
FNMA (6 Month LIBOR +1.36%) ±	2.76	10-1-2037	433,449	446,554
FNMA (12 Month LIBOR +1.90%) ±	2.78	5-1-2037	956,626	1,007,501
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.78	4-1-2024	14,207	14,212
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.79	10-1-2034	135,782	136,876
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.79	7-1-2035	656,979	661,852
FNMA (1 Year Treasury Constant Maturity +1.85%) ±	2.79	4-1-2030	29,229	29,371
FNMA (12 Month LIBOR +1.79%) ±	2.80	6-1-2036	219,131	230,604
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.80	9-1-2030	63,429	63,564
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.81	6-1-2035	336,782	354,942
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.82	8-1-2035	589,624	620,274
FNMA (6 Month LIBOR +1.52%) ±	2.83	11-1-2034	319,532	322,326
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	2.84	9-1-2028	32,877	32,800
FNMA (12 Month LIBOR +1.59%) ±	2.85	6-1-2044	1,214,622	1,259,640
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.85	1-1-2036	361,004	362,348
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.85	6-1-2033	241,879	243,596
FNMA (6 Month LIBOR +1.74%) ±	2.87	12-1-2024	36,495	36,563
FNMA (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	2.87	7-1-2025	637	638
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.88	9-1-2036	268,280	268,562
FNMA (11th District Cost of Funds +1.70%) ±	2.88	4-1-2030	753	751
FNMA (11th District Cost of Funds +1.92%) ±	2.89	9-1-2030	202,168	201,022
FNMA (6 Month LIBOR +1.96%) ±	2.90	1-1-2033	54,822	55,225
FNMA (12 Month LIBOR +1.86%) ±	2.92	6-1-2041	251,806	262,436
FNMA (6 Month LIBOR +1.42%) ±	2.95	12-1-2031	157,324	158,527
FNMA (6 Month LIBOR +1.08%) ±	2.95	9-1-2032	48,016	48,114
FNMA (12 Month LIBOR +1.75%) ±	2.95	7-1-2035	360,665	378,678
FNMA (11th District Cost of Funds +1.82%) ±	2.96	5-1-2028	32,294	32,437
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.97	1-1-2035	290,059	305,524
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.97	5-1-2034	346,397	348,038
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.99	6-1-2033	115,911	116,395
FNMA (12 Month LIBOR +1.87%) ±	3.00	5-1-2038	428,487	451,910
FNMA (12 Month Treasury Average +1.25%) ±	3.01	1-1-2021	62	62
FNMA (11th District Cost of Funds +1.17%) ±	3.01	10-1-2034	71,209	71,808
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.01	4-1-2036	233,599	235,791
FNMA (6 Month LIBOR +1.93%) ±	3.05	6-1-2032	61,749	62,349
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	3.06	7-1-2037	83,286	83,936
FNMA (12 Month LIBOR +1.80%) ±	3.07	5-1-2033	247,642	259,864

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.08%	6-1-2035	$490,605	$517,756
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	3.08	3-1-2034	248,419	250,044
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.08	7-1-2028	80	80
FNMA (6 Month LIBOR +1.55%) ±	3.09	3-1-2034	163,180	165,179
FNMA (12 Month LIBOR +1.56%) ±	3.09	9-1-2036	212,626	214,894
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.10	7-1-2035	77,624	77,848
FNMA (6 Month LIBOR +1.74%) ±	3.12	10-1-2024	27,123	27,278
FNMA (12 Month LIBOR +1.74%) ±	3.12	5-1-2032	146,124	147,493
FNMA (12 Month Treasury Average +1.25%) ±	3.13	1-1-2021	49	49
FNMA (11th District Cost of Funds +1.25%) ±	3.13	4-1-2034	669,469	686,580
FNMA (12 Month LIBOR +1.72%) ±	3.15	12-1-2033	642,655	672,955
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.16	7-1-2037	243,638	257,235
FNMA (1 Year Treasury Constant Maturity +1.67%) ±	3.17	4-1-2033	78,575	79,257
FNMA (12 Month Treasury Average +1.85%) ±	3.18	10-1-2035	581,243	596,052
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.20	9-1-2036	361,363	381,389
FNMA (12 Month Treasury Average +1.88%) ±	3.20	11-1-2035	535,117	537,638
FNMA (12 Month Treasury Average +1.84%) ±	3.20	11-1-2035	92,213	94,557
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	3.21	6-1-2034	336,550	338,144
FNMA (12 Month LIBOR +1.53%) ±	3.22	9-1-2035	713,004	742,204
FNMA (12 Month Treasury Average +1.91%) ±	3.22	11-1-2035	22,046	22,684
FNMA (6 Month LIBOR +2.02%) ±	3.23	10-1-2024	27,296	27,696
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.24	5-1-2033	767,483	776,883
FNMA (1 Year Treasury Constant Maturity +2.45%) ±	3.24	7-1-2037	1,346,227	1,434,816
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	3.25	12-1-2030	462,425	464,375
FNMA (6 Month LIBOR +1.38%) ±	3.25	8-1-2031	113,272	113,856
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	3.25	9-1-2037	385,754	389,551
FNMA (12 Month LIBOR +1.61%) ±	3.25	1-1-2040	124,923	126,900
FNMA (12 Month LIBOR +1.71%) ±	3.26	3-1-2037	220,555	231,556
FNMA (12 Month Treasury Average +1.94%) ±	3.26	6-1-2035	411,678	423,920
FNMA (12 Month Treasury Average +1.94%) ±	3.29	7-1-2035	603,772	621,646
FNMA (6 Month LIBOR +1.42%) ±	3.29	9-1-2031	116,430	116,650
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.31	1-1-2036	236,101	235,977
FNMA (12 Month Treasury Average +1.99%) ±	3.32	11-1-2035	590,977	594,715
FNMA (12 Month Treasury Average +2.00%) ±	3.32	10-1-2035	279,765	288,842
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	3.32	9-1-2035	1,159,748	1,216,663
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.33	12-1-2040	784,381	794,430
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	3.33	2-1-2033	205,677	206,509
FNMA (12 Month LIBOR +1.72%) ±	3.33	7-1-2043	2,305,845	2,403,802
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.34	6-1-2027	56,447	57,084
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.35	6-1-2027	60,672	60,846
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	3.35	12-1-2033	426,050	428,991
FNMA (12 Month LIBOR +1.69%) ±	3.35	4-1-2034	398,579	417,326
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.35	5-1-2034	363,494	364,839
FNMA (6 Month LIBOR +2.48%) ±	3.36	7-1-2033	31,668	31,711
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.36	11-1-2037	361,446	380,296
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.36	1-1-2038	305,063	322,701
FNMA (1 Year Treasury Constant Maturity +1.74%) ±	3.37	1-1-2035	39,061	39,176
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.37	1-1-2037	772,444	790,269
FNMA (12 Month Treasury Average +2.05%) ±	3.38	7-1-2035	384,799	397,893
FNMA (12 Month LIBOR +1.65%) ±	3.39	11-1-2038	187,105	195,751
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	3.39	6-1-2032	52,453	52,455
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	3.42	4-1-2040	90,894	95,165
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.43	11-1-2035	693,641	706,956
FNMA (12 Month Treasury Average +2.07%) ±	3.44	1-1-2035	261,304	262,610
FNMA (1 Year Treasury Constant Maturity +1.82%) ±	3.45	4-1-2038	361,063	362,880
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.45	2-1-2036	365,676	384,545

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (12 Month LIBOR +1.72%) ±	3.45%	2-1-2038	$303,758	$318,677
FNMA (12 Month LIBOR +1.68%) ±	3.45	9-1-2038	451,907	473,413
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.46	3-1-2027	60,231	60,754
FNMA (12 Month LIBOR +1.82%) ±	3.46	4-1-2035	661,124	694,399
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.48	12-1-2040	500,875	527,403
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.49	6-1-2036	723,701	761,122
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	3.49	8-1-2026	21,423	21,392
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.50	11-1-2029	6,264	6,370
FNMA (1 Year Treasury Constant Maturity +1.93%) ±	3.50	7-1-2038	490,134	491,982
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	3.51	9-1-2035	29,253	31,097
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.51	12-1-2040	338,150	356,216
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.51	9-1-2035	255,564	258,277
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.51	10-1-2036	381,615	401,030
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	3.51	3-1-2033	478,934	481,351
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	3.51	10-1-2033	163,067	171,193
FNMA (1 Year Treasury Constant Maturity +2.85%) ±	3.52	9-1-2030	154,246	154,701
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.53	4-1-2038	497,562	501,817
FNMA (12 Month LIBOR +1.69%) ±	3.53	8-1-2036	361,862	379,027
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	3.53	1-1-2037	495,043	521,197
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.54	4-1-2033	302,713	308,385
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.55	5-1-2033	311,766	313,063
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.56	12-1-2040	163,283	171,578
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.57	1-1-2033	1,034,227	1,059,818
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	3.57	12-1-2032	378,799	379,899
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	3.57	12-1-2034	245,944	252,175
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	3.58	7-1-2027	63,961	64,496
FNMA (12 Month Treasury Average +2.29%) ±	3.58	8-1-2035	478,136	479,082
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.58	10-1-2029	259,378	260,490
FNMA (12 Month LIBOR +1.75%) ±	3.58	4-1-2034	249,250	252,700
FNMA (12 Month Treasury Average +2.27%) ±	3.58	9-1-2036	226,991	229,459
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.58	5-1-2035	318,914	335,197
FNMA (1 Year Treasury Constant Maturity +1.85%) ±	3.60	11-1-2027	5,228	5,245
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.60	9-1-2031	169,578	170,079
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.60	9-1-2022	38,558	38,947
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	3.60	1-1-2037	487,434	492,250
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.61	1-1-2029	124,645	124,957
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.61	10-1-2036	327,281	345,504
FNMA (12 Month LIBOR +1.75%) ±	3.61	5-1-2035	460,853	484,612
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.62	7-1-2028	38,118	38,216
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	3.62	3-1-2031	28,094	28,064
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.63	5-1-2033	211,680	222,625
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.63	6-1-2036	427,565	429,916
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.63	5-1-2033	152,108	160,221
FNMA (12 Month LIBOR +1.64%) ±	3.64	12-1-2033	741,590	753,016
FNMA (12 Month LIBOR +1.73%) ±	3.64	6-1-2041	255,375	261,326
FNMA (12 Month Treasury Average +2.33%) ±	3.67	9-1-2036	254,046	254,870
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.67	4-1-2033	723,655	728,149
FNMA (12 Month Treasury Average +2.34%) ±	3.67	5-1-2036	263,330	275,430
FNMA (12 Month Treasury Average +2.35%) ±	3.67	8-1-2040	364,252	365,107
FNMA (12 Month LIBOR +1.75%) ±	3.68	4-1-2033	323,944	325,551
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.68	5-1-2036	928,579	965,557
FNMA (6 Month LIBOR +2.25%) ±	3.68	3-1-2034	633,049	645,328
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.68	5-1-2035	91,046	96,162
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	3.68	5-1-2027	42,769	42,873
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.69	3-1-2035	393,438	395,151
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.69	12-1-2034	769,926	782,864

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.71%	5-1-2037	$532,276	$535,049
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.72	4-1-2033	508,973	511,103
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.73	12-1-2035	207,305	218,233
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.73	10-1-2028	83,863	83,885
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.73	12-1-2036	258,477	272,607
FNMA (12 Month LIBOR +1.75%) ±	3.75	1-1-2035	314,024	330,343
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.75	10-1-2029	14,729	14,794
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.76	5-1-2035	386,440	389,155
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	3.76	1-1-2036	81,104	82,644
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.76	2-1-2034	885,297	899,348
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	3.77	10-1-2024	20,673	20,827
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.77	5-1-2033	135,469	136,320
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.77	11-1-2034	238,515	252,264
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	3.78	7-1-2030	234,808	235,673
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.78	5-1-2036	409,501	431,741
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.78	9-1-2033	315,236	317,513
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.79	11-1-2038	214,756	216,308
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.79	7-1-2029	316,067	318,149
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.79	10-1-2035	548,020	577,653
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.80	1-1-2026	135,228	135,617
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.80	8-1-2026	146,834	147,437
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.80	12-1-2024	17,252	17,340
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.80	1-1-2035	40,014	40,298
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.81	1-1-2031	254,516	255,632
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.81	5-1-2035	500,240	531,362
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.82	12-1-2032	330,799	332,644
FNMA (6 Month LIBOR +2.63%) ±	3.82	4-1-2033	209,047	210,059
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.82	4-1-2028	72,406	72,719
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.85	8-1-2031	94,422	94,945
FNMA (6 Month LIBOR +1.98%) ±	3.85	9-1-2033	49,892	50,305
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.85	2-1-2035	83,946	88,327
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.85	2-1-2035	384,513	407,555
FNMA (1 Year Treasury Constant Maturity +2.07%) ±	3.86	11-1-2035	374,298	392,683
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.87	5-1-2035	811,438	828,801
FNMA (12 Month LIBOR +1.83%) ±	3.88	1-1-2033	205,510	206,792
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.88	9-1-2035	98,161	99,249
FNMA (1 Year Treasury Constant Maturity +2.39%) ±	3.89	4-1-2038	214,544	215,952
FNMA (1 Year Treasury Constant Maturity +2.46%) ±	3.90	7-1-2028	279,605	281,044
FNMA (12 Month LIBOR +1.65%) ±	3.90	9-1-2037	537,741	538,831
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.90	7-1-2024	5,939	5,980
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.90	2-1-2037	348,182	349,756
FNMA (12 Month LIBOR +1.67%) ±	3.92	9-1-2034	589,651	591,283
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.92	12-1-2039	165,507	165,644
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.92	10-1-2035	103,743	105,354
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.93	1-1-2027	146,497	147,103
FNMA (3 Year Treasury Constant Maturity +1.21%) ±	3.95	3-1-2030	14,264	14,457
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.95	6-1-2032	17,839	17,890
FNMA (12 Month LIBOR +1.82%) ±	3.95	12-1-2046	63,170	63,366
FNMA (12 Month LIBOR +1.90%) ±	3.98	10-1-2034	382,630	385,388
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.00	4-1-2024	6,120	6,172
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.01	10-1-2025	67,180	67,201
FNMA (1 Year Treasury Constant Maturity +2.58%) ±	4.02	3-1-2032	102,604	102,754
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	4.03	6-1-2024	23,918	24,009
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.03	9-1-2035	838,854	881,836
FNMA (12 Month LIBOR +1.95%) ±	4.04	9-1-2035	218,739	230,396
FNMA (11th District Cost of Funds +1.83%) ±	4.04	6-1-2034	90,866	91,785

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  19

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (6 Month LIBOR +2.31%) ±	4.06%	4-1-2033	$171,696	$172,675
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.06	5-1-2034	122,948	123,289
FNMA	4.06	7-1-2021	935,570	948,428
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.07	5-1-2025	22,366	22,501
FNMA (1 Year Treasury Constant Maturity +2.51%) ±	4.07	8-1-2035	218,242	219,117
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	4.09	2-1-2033	54,702	55,094
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	4.10	9-1-2030	491,782	494,877
FNMA (Federal Cost of Funds +2.00%) ±	4.11	8-1-2029	29,630	29,891
FNMA (11th District Cost of Funds +1.93%) ±	4.12	12-1-2036	43,279	45,349
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	4.12	7-1-2027	16,550	16,584
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.13	6-1-2032	78,682	78,669
FNMA (1 Year Treasury Constant Maturity +2.69%) ±	4.13	5-1-2035	538,888	544,180
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	4.14	3-1-2030	4,401	4,421
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.15	12-1-2034	407,626	420,465
FNMA	4.16	7-1-2021	1,300,000	1,327,698
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.17	10-1-2034	129,882	130,151
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.19	5-1-2035	431,752	456,456
FNMA (6 Month LIBOR +2.75%) ±	4.19	5-1-2033	779,810	798,735
FNMA (5 Year Treasury Constant Maturity +2.42%) ±	4.21	6-1-2028	19,919	20,168
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.22	6-1-2026	5,620	5,649
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	4.22	2-1-2028	29,730	29,817
FNMA (11th District Cost of Funds +1.88%) ±	4.26	5-1-2034	108,074	109,291
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.26	9-1-2030	367,107	368,549
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	4.27	11-1-2024	16,809	16,886
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.28	9-1-2026	15,908	15,848
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.29	12-1-2030	18,238	18,182
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	4.33	9-1-2033	393,941	395,616
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	4.33	11-1-2024	30,458	30,814
FNMA (3 Year Treasury Constant Maturity +2.47%) ±	4.34	6-1-2024	8,522	8,591
FNMA (1 Year Treasury Constant Maturity +2.87%) ±	4.37	8-1-2030	69,548	69,120
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	4.39	10-1-2025	4,661	4,701
FNMA (6 Month LIBOR +2.67%) ±	4.43	4-1-2024	83,741	84,380
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	4.50	10-1-2025	5,761	5,777
FNMA (Federal Cost of Funds +2.39%) ±	4.51	2-1-2029	728,355	734,592
FNMA (6 Month LIBOR +2.70%) ±	4.55	1-1-2033	56,320	56,672
FNMA (12 Month Treasury Average +2.48%) ±	4.60	6-1-2040	620,077	623,531
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	4.90	8-1-2031	30,200	30,391
FNMA (6 Month LIBOR +3.47%) ±	4.98	12-1-2032	134,708	135,514
FNMA (6 Month LIBOR +3.57%) ±	5.20	11-1-2031	7,677	7,655
FNMA	6.50	8-1-2028	38,949	39,384
FNMA	6.50	5-1-2031	82,314	94,108
FNMA	7.06	12-1-2024	17,201	17,281
FNMA	7.06	1-1-2027	18,260	18,320
FNMA	7.50	1-1-2031	34,321	37,490
FNMA	7.50	1-1-2033	100,757	111,513
FNMA	7.50	5-1-2033	92,615	103,103
FNMA	7.50	5-1-2033	98,692	108,541
FNMA	7.50	6-1-2033	20,306	20,511
FNMA	7.50	7-1-2033	33,198	33,703
FNMA	7.50	8-1-2033	47,567	49,501
FNMA	8.00	12-1-2026	25,557	26,747
FNMA	8.00	2-1-2030	146	147
FNMA	8.00	3-1-2030	162	166
FNMA	8.00	5-1-2033	43,394	44,754
FNMA	8.50	10-1-2026	125	125
FNMA	8.50	8-15-2024	16,007	16,205

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	10.00%	1-20-2021	$44	$45
FNMA Series 1992-39 Class FA (7 Year Treasury Constant Maturity +0.00%) ±	0.47	3-25-2022	23,202	23,105
FNMA Series 1992-45 Class F (7 Year Treasury Constant Maturity +0.00%) ±	0.47	4-25-2022	4,186	4,165
FNMA Series 1992-87 Class Z	8.00	5-25-2022	2,553	2,655
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	0.00	7-25-2023	21,473	21,449
FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	1.88	12-25-2023	116,474	117,971
FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	2.28	10-25-2023	64,614	65,771
FNMA Series 2001-50 Class BA	7.00	10-25-2041	94,075	108,687
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	0.75	12-18-2031	87,950	88,368
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	0.72	1-25-2032	37,549	37,704
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	88,244	105,946
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	1,473,960	1,711,523
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	120,646	145,238
FNMA Series 2001-T12 Class A4 ±±	4.32	8-25-2041	2,881,688	3,032,944
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.24%) ±	0.41	8-25-2031	39,649	38,683
FNMA Series 2001-W03 Class A ±±	5.89	9-25-2041	360,468	402,002
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	1.07	2-25-2032	77,843	78,722
FNMA Series 2002-33 Class A4 ±±	5.37	11-25-2030	99,702	106,316
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	0.57	9-25-2032	203,774	203,677
FNMA Series 2002-66 Class A3 ±±	4.06	4-25-2042	5,611,012	5,867,164
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,042,708	1,258,963
FNMA Series 2002-T12 Class A5 ±±	4.59	10-25-2041	1,242,653	1,315,647
FNMA Series 2002-T18 Class A5 ±±	4.40	5-25-2042	2,452,377	2,668,645
FNMA Series 2002-T19 Class A4 ±±	4.32	3-25-2042	146,199	160,858
FNMA Series 2002-W01 Class 3A ±±	3.85	4-25-2042	725,875	761,644
FNMA Series 2002-W04 Class A6 ±±	4.01	5-25-2042	1,192,744	1,266,104
FNMA Series 2003-07 Class A2 ±±	3.87	5-25-2042	546,481	562,075
FNMA Series 2003-63 Class A8 ±±	3.74	1-25-2043	910,539	954,033
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	279,796	340,992
FNMA Series 2003-W04 Class 5A ±±	3.82	10-25-2042	719,874	750,449
FNMA Series 2003-W08 Class 4A ±±	4.04	11-25-2042	916,172	980,608
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.41	6-25-2033	1,335,701	1,312,487
FNMA Series 2003-W10 Class 2A ±±	3.77	6-25-2043	1,793,405	1,889,100
FNMA Series 2003-W18 Class 2A ±±	3.95	6-25-2043	2,541,187	2,683,011
FNMA Series 2004-17 Class FT (1 Month LIBOR +0.40%) ±	0.57	4-25-2034	725,218	725,738
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	343,787	414,021
FNMA Series 2004-T03 Class 2A ±±	3.91	8-25-2043	963,917	1,006,519
FNMA Series 2004-T1 Class 2A ±±	3.55	8-25-2043	1,199,425	1,278,408
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	181,023	215,289
FNMA Series 2004-W01 Class 3A ±±	4.04	1-25-2043	53,791	57,512
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	74,867	87,879
FNMA Series 2004-W12 Class 2A ±±	3.97	6-25-2044	2,639,243	2,806,637
FNMA Series 2004-W15 Class 3A ±±	3.98	6-25-2044	4,257,988	4,501,059
FNMA Series 2005-W03 Class 3A ±±	3.77	4-25-2045	797,920	869,015
FNMA Series 2006-112 Class LF (1 Month LIBOR +0.55%) ±	0.72	11-25-2036	1,239,670	1,250,677
FNMA Series 2006-15 Class FW (1 Month LIBOR +0.30%) ±	0.47	1-25-2036	5,104	5,105
FNMA Series 2006-16 Class FA (1 Month LIBOR +0.30%) ±	0.47	3-25-2036	737,548	737,847
FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	0.74	6-25-2036	951,100	961,235
FNMA Series 2006-W01 Class 3A ±±	3.59	10-25-2045	3,196,047	3,339,184
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	0.42	8-27-2036	219,594	212,753
FNMA Series 2008-67 Class FG (1 Month LIBOR +1.00%) ±	1.17	7-25-2038	989,963	1,018,572
FNMA Series 2009-11 Class FU (1 Month LIBOR +1.00%) ±	1.17	3-25-2049	1,369,589	1,381,714
FNMA Series 2010-54 Class AF (1 Month LIBOR +0.56%) ±	0.73	4-25-2037	372,022	375,732
FNMA Series 2011-121 Class PF (1 Month LIBOR +0.35%) ±	0.52	12-25-2041	402,422	403,053
FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	1.87	5-25-2027	241,313	248,305
FNMA Series 2013-86 Class GA	3.00	7-25-2030	3,382,446	3,435,571

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  21

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA Series 2014-49 Class AF (1 Month LIBOR +0.32%) ±	0.49%	8-25-2044	$213,261	$213,086
FNMA Series 2016-40 Class AF (1 Month LIBOR +0.45%) ±	0.62	7-25-2046	493,111	493,501
FNMA Series 2016-58 Class FA (1 Month LIBOR +0.48%) ±	0.65	8-25-2046	1,233,050	1,229,908
FNMA Series 2016-62 Class AF (1 Month LIBOR +0.45%) ±	0.62	9-25-2046	1,181,288	1,164,668
FNMA Series 2016-87 Class AF (1 Month LIBOR +0.40%) ±	0.57	11-25-2046	553,127	551,594
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	0.65	4-25-2029	2,878,269	2,903,363
FNMA Series 2018-47 Class PC	3.50	9-25-2047	1,409,512	1,441,952
FNMA Series 2019-25 Class FA (1 Month LIBOR +0.45%) ±	0.62	6-25-2049	494,695	496,852
FNMA Series 2019-41 Class F (1 Month LIBOR +0.50%) ±	0.67	8-25-2059	4,249,712	4,273,096
FNMA Series 2019-42 Class MF (1 Month LIBOR +0.40%) ±	0.57	8-25-2059	3,610,106	3,596,045
FNMA Series 2019-5 Class FE (1 Month LIBOR +0.45%) ±	0.62	3-25-2049	912,749	918,970
FNMA Series G92-20 Class FB (7 Year Treasury Constant Maturity +0.00%) ±	0.47	4-25-2022	1,362	1,359
FNMA Series G93-1 Class K	6.68	1-25-2023	76,478	79,462
FNMA %%	2.00	9-14-2050	6,000,000	6,186,318
FNMA %%	3.00	9-14-2050	5,500,000	5,800,352
GNMA	6.45	4-20-2025	25,596	27,737
GNMA	6.45	9-20-2025	26,882	30,176
GNMA	6.50	6-20-2034	67,589	69,258
GNMA	6.50	8-20-2034	279,844	297,131
GNMA	6.75	2-15-2029	36,526	40,279
GNMA	9.00	9-20-2024	660	669
GNMA	9.00	11-20-2024	88	88
GNMA	9.00	1-20-2025	2,154	2,263
GNMA	9.00	2-20-2025	8,095	8,872
GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	0.91	8-20-2038	1,059,983	1,069,804
GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	1.11	8-20-2038	1,347,863	1,369,060
GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	1.16	7-20-2039	1,346,497	1,371,422
GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	1.11	7-16-2039	642,626	653,419
GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	0.88	2-16-2040	744,358	752,788
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	0.65	2-20-2061	1,554,053	1,554,647
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	0.69	6-20-2061	699,692	700,677
GNMA Series 2014-H16 Class FL (1 Month LIBOR +0.47%) ±	0.65	7-20-2064	1,163,065	1,161,620
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	1.18	5-20-2067	4,394,271	4,387,070
GNMA Series 2018-120 Class FL (1 Month LIBOR +0.30%) ±	0.46	9-20-2048	1,478,341	1,472,632
International Development Finance Corporation	2.12	3-20-2024	2,800,000	2,912,970
National Credit Union Administration Guaranteed Notes Series 2010-R1 Class 1A (1 Month LIBOR +0.45%) ±	0.60	10-7-2020	981,142	980,622

Total Agency Securities (Cost $341,417,198)				345,481,928

Asset-Backed Securities: 7.52%
Brazos Education Funding Series 2015-1 Class A (1 Month LIBOR +1.00%) 144A±	1.18	10-25-2056	3,479,051	3,484,605
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	0.93	2-27-2068	1,369,473	1,343,404
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	0.97	9-25-2068	4,585,130	4,501,004
EFS Volunteer LLC Series 2010-1 Class A2 (3 Month LIBOR +0.85%) 144A±	1.09	10-25-2035	1,205,749	1,191,114
Finance of America HECM Buyout Series 2020-HB2 Class A 144A±±	1.71	7-25-2030	1,948,873	1,948,612
MFRA Trust Series 2020-NQM1 Class A1 144A±±	1.65	8-25-2049	2,500,000	2,499,972
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	0.78	7-26-2066	3,746,714	3,736,369
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	0.60	3-25-2067	2,953,263	2,943,513
Nelnet Student Loan Trust Series 2019-7A Class A1 (1 Month LIBOR +0.50%) 144A±	0.68	1-25-2068	1,244,113	1,240,320
North Texas Higher Education Authority Incorporated Series 2011-1 Class A (3 Month LIBOR +1.10%) ±	1.40	4-1-2040	3,775,205	3,789,022

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities (continued)
RAAC Series Series 2007-SP1 Class A3 (1 Month LIBOR +0.48%) ±	0.66%	3-25-2037	$1,055,918	$1,054,623
SLM Student Loan Trust Series 2005-4 Class A3 (3 Month LIBOR +0.12%) ±	0.36	1-25-2027	1,028,740	1,017,946
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.40	10-25-2027	511,041	513,101
Towd Point Mortgage Trust Series 2017-5 Class A1 (1 Month LIBOR +0.60%) 144A±	0.78	2-25-2057	1,769,918	1,764,434

Total Asset-Backed Securities (Cost $30,972,363)				31,028,039

	Yield		Shares
Short-Term Investments: 12.02%

Investment Companies: 12.02%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		49,544,301	49,544,301

Total Short-Term Investments (Cost $49,544,301)				49,544,301

Total investments in securities (Cost $421,933,862)	103.32%	426,054,268

Other assets and liabilities, net	(3.32)	(13,692,973)

Total net assets	100.00%	$412,361,295

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year U.S. Treasury Notes	40	12-21-2020	$5,582,215	$5,570,000	$0	$(12,215)

Short

2-Year U.S. Treasury Notes	(95)	12-31-2020	(20,978,959)	(20,989,805)	0	(10,846)

5-Year U.S. Treasury Notes	(55)	12-31-2020	(6,918,403)	(6,931,719)	0	(13,316)

					$0	$(36,377)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  23

Portfolio of investments—August 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$10,631,386	$230,113,574	$(191,200,659)	$0	$0	$123,038	$49,544,301	12.02%

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Adjustable Rate Government Fund

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $372,389,561)	$376,509,967
Investments in affiliated securities, at value (cost $49,544,301)	49,544,301
Segregated cash for futures contracts	74,757
Principal paydown receivable	1,553,911
Receivable for daily variation margin on open futures contracts	4,102
Receivable for Fund shares sold	335,771
Receivable for interest	905,796
Prepaid expenses and other assets	27,311

Total assets	428,955,916

Liabilities
Payable for when-issued transactions	11,971,698
Payable for investments purchased	4,264,625
Payable for Fund shares redeemed	98,326
Management fee payable	96,232
Dividends payable	55,568
Administration fees payable	33,677
Distribution fee payable	3,010
Accrued expenses and other liabilities	71,485

Total liabilities	16,594,621

Total net assets	$412,361,295

Net assets consist of
Paid-in capital	$408,668,184
Total distributable earnings	3,693,111

Total net assets	$412,361,295

Computation of net asset value and offering price per share
Net assets – Class A	$111,537,776
Shares outstanding – Class A1	12,502,197
Net asset value per share – Class A	$8.92
Maximum offering price per share – Class A2	$9.10
Net assets – Class C	$4,702,353
Shares outstanding – Class C1	527,940
Net asset value per share – Class C	$8.91
Net assets – Administrator Class	$8,076,453
Shares outstanding – Administrator Class[1]	905,120
Net asset value per share – Administrator Class	$8.92
Net assets – Institutional Class	$288,044,713
Shares outstanding – Institutional Class[1]	32,287,933
Net asset value per share – Institutional Class	$8.92

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  25

Statement of operations—year ended August 31, 2020

Investment income
Interest	$7,744,549
Income from affiliated securities	123,038

Total investment income	7,867,587

Expenses
Management fee	1,055,253
Administration fees
Class A	177,888
Class C	8,695
Administrator Class	5,935
Institutional Class	143,161
Shareholder servicing fees
Class A	277,424
Class C	13,576
Administrator Class	14,833
Distribution fee
Class C	40,657
Custody and accounting fees	57,551
Professional fees	71,121
Registration fees	62,080
Shareholder report expenses	54,750
Trustees’ fees and expenses	21,326
Other fees and expenses	80,545

Total expenses	2,084,795
Less: Fee waivers and/or expense reimbursements
Fund-level	(252,042)
Class A	(60,258)
Class C	(2,870)
Administrator Class	(7,611)

Net expenses	1,762,014

Net investment income	6,105,573

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	38,896
Futures contracts	22,863

Net realized gains on investments	61,759

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,755,938)
Futures contracts	(36,377)

Net change in unrealized gains (losses) on investments	(1,792,315)

Net realized and unrealized gains (losses) on investments	(1,730,556)

Net increase in net assets resulting from operations	$4,375,017

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Adjustable Rate Government Fund

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$6,105,573		$6,994,145
Net realized gains on investments		61,759		259,753
Net change in unrealized gains (losses) on investments		(1,792,315)		1,540,062

Net increase in net assets resulting from operations		4,375,017		8,793,960

Distributions to shareholders from net investment income and net realized gains
Class A		(2,146,645)		(2,312,766)
Class C		(64,201)		(274,818)
Administrator Class		(118,284)		(143,314)
Institutional Class		(3,818,289)		(4,363,556)

Total distributions to shareholders		(6,147,419)		(7,094,454)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,808,277	25,108,322	4,140,943	37,018,425
Class C	241,187	2,157,808	112,522	1,004,070
Administrator Class	341,277	3,042,765	4,965	44,434
Institutional Class	20,269,482	180,910,886	3,237,102	28,915,014

		211,219,781		66,981,943

Reinvestment of distributions
Class A	207,797	1,859,418	220,140	1,968,661
Class C	6,361	56,841	29,271	261,252
Administrator Class	13,037	116,596	15,395	137,619
Institutional Class	374,832	3,351,646	384,451	3,436,900

		5,384,501		5,804,432

Payment for shares redeemed
Class A	(3,727,766)	(33,483,672)	(2,790,788)	(24,941,456)
Class C	(454,968)	(4,072,575)	(4,524,371)	(40,431,473)
Administrator Class	(43,358)	(388,738)	(449,737)	(4,015,219)
Institutional Class	(5,966,182)	(53,278,794)	(12,338,837)	(110,218,719)

		(91,223,779)		(179,606,867)

Net increase (decrease) in net assets resulting from capital share transactions		125,380,503		(106,820,492)

Total increase (decrease) in net assets		123,608,101		(105,120,986)

Net assets
Beginning of period		288,753,194		393,874,180

End of period		$412,361,295		$288,753,194

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.98	$8.93	$8.96	$9.01	$9.10
Net investment income	0.17	0.18 [1]	0.10	0.06	0.04
Net realized and unrealized gains (losses) on investments	(0.06)	0.05	(0.01)	(0.04)	(0.06)

Total from investment operations	0.11	0.23	0.09	0.02	(0.02)
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.12)	(0.07)	(0.05)
Net realized gains	(0.00)[2]	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.17)	(0.18)	(0.12)	(0.07)	(0.07)
Net asset value, end of period	$8.92	$8.98	$8.93	$8.96	$9.01
Total return[3]	1.25%	2.64%	0.98%	0.23%	(0.19)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.83%	0.80%	0.78%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	1.92%	2.04%	1.28%	0.72%	0.56%
Supplemental data
Portfolio turnover rate	9%	5%	3%	2%	13%
Net assets, end of period (000s omitted)	$111,538	$118,675	$103,963	$153,953	$172,131

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.97	$8.93	$8.96	$9.01	$9.10
Net investment income (loss)	0.10 [1]	0.10 [1]	0.05 [1]	(0.00)[1,2]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	(0.06)	0.06	(0.03)	(0.05)	(0.07)

Total from investment operations	0.04	0.16	0.02	(0.05)	(0.09)
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.05)	(0.00)[3]	(0.00)[3]
Net realized gains	(0.00)[3]	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[3]

Total distributions to shareholders	(0.10)	(0.12)	(0.05)	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$8.91	$8.97	$8.93	$8.96	$9.01
Total return[4]	0.50%	1.76%	0.23%	(0.52)%	(0.94)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.62%	1.55%	1.55%	1.53%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	1.17%	1.13%	0.54%	(0.04)%	(0.19)%
Supplemental data
Portfolio turnover rate	9%	5%	3%	2%	13%
Net assets, end of period (000s omitted)	$4,702	$6,594	$45,693	$60,766	$97,452

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.98	$8.93	$8.96	$9.01	$9.10
Net investment income	0.18 [1]	0.19 [1]	0.13 [1]	0.07 [1]	0.06
Net realized and unrealized gains (losses) on investments	(0.06)	0.06	(0.03)	(0.04)	(0.06)

Total from investment operations	0.12	0.25	0.10	0.03	0.00
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.13)	(0.08)	(0.07)
Net realized gains	(0.00)[2]	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.18)	(0.20)	(0.13)	(0.08)	(0.09)
Net asset value, end of period	$8.92	$8.98	$8.93	$8.96	$9.01
Total return	1.40%	2.78%	1.12%	0.37%	(0.05)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.77%	0.74%	0.72%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.98%	2.12%	1.42%	0.82%	0.71%
Supplemental data
Portfolio turnover rate	9%	5%	3%	2%	13%
Net assets, end of period (000s omitted)	$8,076	$5,337	$9,140	$18,805	$61,658

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.98	$8.93	$8.96	$9.01	$9.10
Net investment income	0.19 [1]	0.22	0.16	0.09	0.08
Net realized and unrealized gains (losses) on investments	(0.06)	0.04	(0.05)	(0.04)	(0.07)

Total from investment operations	0.13	0.26	0.11	0.05	0.01
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.14)	(0.10)	(0.07)
Net realized gains	(0.00)[2]	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.19)	(0.21)	(0.14)	(0.10)	(0.10)
Net asset value, end of period	$8.92	$8.98	$8.93	$8.96	$9.01
Total return	1.54%	2.93%	1.26%	0.51%	0.09%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.54%	0.50%	0.47%	0.45%
Net expenses	0.46%	0.46%	0.46%	0.46%	0.45%
Net investment income	2.12%	2.27%	1.55%	0.98%	0.84%
Supplemental data
Portfolio turnover rate	9%	5%	3%	2%	13%
Net assets, end of period (000s omitted)	$288,045	$158,147	$235,078	$397,529	$702,617

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  31

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

32  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $422,154,711 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$4,769,193

Gross unrealized losses	(906,013)

Net unrealized gains	$3,863,180

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(65,886)	$65,886

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $35,267 in long-term capital losses.

Wells Fargo Adjustable Rate Government Fund  |  33

Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$345,481,928	$0	$345,481,928

Asset-backed securities	0	31,028,039	0	31,028,039

Short-term investments

Investment companies	49,544,301	0	0	49,544,301

Total assets	$49,544,301	$376,509,967	$0	$426,054,268

Liabilities

Futures contracts	$36,377	$0	$0	$36,377

Total liabilities	$36,377	$0	$0	$36,377

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

34  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, 0.60% for Administrator Class shares, and 0.46% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $1,229 from the sale of Class A shares and $390 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2020.

Wells Fargo Adjustable Rate Government Fund  |  35

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$161,888,666	$38,530,828	$25,704,664	$0

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts for duration and curve management. The Fund had an average notional amount of $716,413 in long futures contracts and $3,488,041 in short futures contracts during the year ended August 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Year ended August 31

	2020	2019

Ordinary income	$6,122,808	$6,985,362

Long-term capital gain	24,611	109,092

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$3,863,180	$(35,267)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of

36  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Adjustable Rate Government Fund  |  37

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Adjustable Rate Government Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

38  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $24,611 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, $6,151,575 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Adjustable Rate Government Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

40  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Adjustable Rate Government Fund  |  41

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

42  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Adjustable Rate Government Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Adjustable Rate Government Fund  |  43

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the one- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays 6-Month Treasury Bill Index, for the one- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays 6-Month Treasury Bill Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the Fund’s investment strategies, structural biases and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark for certain of the time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and

44  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Adjustable Rate Government Fund  |  45

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Wells Fargo Adjustable Rate Government Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Adjustable Rate Government Fund  |  47

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

48  |  Wells Fargo Adjustable Rate Government Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00406 10-20

A215/AR215 08-20

Annual Report

August 31, 2020

Wells Fargo Core Plus Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Core Plus Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Plus Bond Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Core Plus Bond Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Core Plus Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Core Plus Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STYAX)	7-13-1998	3.80	4.59	4.05	8.72	5.56	4.53	0.91	0.74

Class C (WFIPX)	7-13-1998	6.85	4.76	3.74	7.85	4.76	3.74	1.66	1.49

Class R6 (STYJX)[3]	10-31-2016	–	–	–	9.10	5.93	4.88	0.53	0.36

Administrator Class (WIPDX)	7-30-2010	–	–	–	8.85	5.68	4.66	0.85	0.63

Institutional Class (WIPIX)	7-18-2008	–	–	–	9.05	5.89	4.86	0.58	0.41

Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	6.47	4.33	3.65	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Core Plus Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2020.

∎	The Fund’s allocations to out-of-benchmark “plus” sectors meaningfully contributed to performance.

∎	Out-of-benchmark sector allocations, especially U.S. high yield, as well as emerging markets and European high yield and investment grade, contributed to performance.

∎	An overweight to corporates and structured products contributed, as did quality allocation, favoring BBB-rated credit.

∎	The Fund was mostly duration neutral over the period, but a steeper U.S. Treasury yield curve contributed to performance during the period.

∎	An allocation to developed non-U.S. government debt detracted slightly.

Ten largest holdings (%) as of August 31, 2020[6]

U.S. Treasury Bond, 0.63%, 8-15-2030	3.57

Xtrackers USD High Yield Corporate Bond ETF	2.97

U.S. Treasury Bond, 1.38%, 8-15-2050	1.76

SPDR Barclays High Yield Bond ETF	1.74

U.S. Treasury Note, 0.38%, 4-30-2025	1.61

FNMA, 3.00%, 9-14-2050	1.17

U.S. Treasury Bond, 1.25%, 5-15-2050	0.95

VanEck Vectors JPMorgan Emerging Markets Local Currency Bond ETF	0.87

FNMA, 2.50%, 9-14-2050	0.79

TVA, 5.88%, 4-1-2036	0.77

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in GDP. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined during the March–April period, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero, as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[7]

The Fund increased its overall allocation to out-of-benchmark plus sectors as the period wound down while decreasing allocations to structured products and global developed government debt.

During the period, the Fund increased holdings in U.S. high-yield bonds and emerging market debt. Most of the additions came during the volatility experienced at the beginning of 2020 following coronavirus-related market disruptions. The allocation to investment-grade credit decreased slightly while the Fund’s allocation to the securitized sector decreased after reaching a maximum weight of a little over 44% in February 2020. We came into 2020 near our cyclical low in plus sectors and took advantage of volatility in 2020. We added marginally to emerging markets and maintained overall exposure to

European high yield, European investment grade, and U.S. floating-rate high-yield loans. We continue to have an overweight bias to both U.S. high-yield and investment-grade credit and recently have preferred sectors less prone to continuing issues related to the coronavirus. Spreads recovered meaningfully at the end of the period, and we added credit opportunistically in the new issue investment-grade market, which has provided attractive entry points due to new issue concessions.

As the period came to a close, generally speaking, relative value has deteriorated in emerging market credit as sentiment improved and credit fundamentals continued to deteriorate. We continue to have an overweight allocation to U.S. credit due to somewhat attractive valuations and the positive technical backdrop that has been historically supportive of the asset class. The current overweight is more modest than when spreads were wider earlier in 2020. The lack of appetite for another widespread shutdown likely limits the degree of potential spread widening, and the market will likely look past deteriorating credit metrics and toward a recovery next year amid global policy support. U.S. high yield has rebounded aggressively following coronavirus-related market turmoil, and we continue to monitor allocations and avoid businesses more directly affected by the pandemic.

The outlook is for recovery amid uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections present an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all of the shortfall.

We continue to consistently implement our time-tested process and philosophy to attempt to capitalize on market dislocations. The Fund was near its cyclical low for plus sector (outside the benchmark) exposure at the beginning of 2020, giving us ample flexibility to selectively add risk within the portfolio. In March and April 2020, we exploited market volatility through a number of tactical trades in sectors with significant dislocations. We added to our high-yield exposure early in the quarter, continuing to largely avoid exposure to credits most exposed to coronavirus-related business risks. Within emerging markets, we added modest exposure early in the quarter in longer-maturity and higher-quality Middle East credits that brought new issues at attractive discounts. We continue to see value in certain pockets of risk markets, despite the quick rebound in spreads following the large dislocation in March. Given the unknown pace of coronavirus-related economic disruptions, we continue to believe that security selection along with sector rotation will be the primary sources of future opportunities for the portfolio.

Please see footnotes on page 7.

Wells Fargo Core Plus Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,056.30	$3.77	0.73%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.71	0.73%

Class C

Actual	$1,000.00	$1,051.72	$7.63	1.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.51	1.48%

Class R6

Actual	$1,000.00	$1,058.24	$1.81	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78	0.35%

Administrator Class

Actual	$1,000.00	$1,057.01	$3.21	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15	0.62%

Institutional Class

Actual	$1,000.00	$1,058.00	$2.07	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 12.41%
FHLB	3.00%	9-1-2034	$1,144,965	$1,201,267
FHLMC	4.00	5-1-2049	5,907,900	6,291,801
FHLMC (12 Month LIBOR +1.33%) ±	3.37	1-1-2036	10,546	10,909
FHLMC	3.50	12-1-2045	2,262,792	2,413,749
FHLMC	3.50	12-1-2045	861,308	924,949
FHLMC	4.00	6-1-2044	1,679,950	1,831,376
FHLMC	5.00	6-1-2036	174,379	200,898
FHLMC	5.00	8-1-2040	170,763	196,846
FHLMC	5.50	8-1-2038	41,937	48,516
FHLMC	5.50	12-1-2038	376,053	435,567
FHLMC	5.50	6-1-2040	571,003	653,631
FHLMC	6.75	9-15-2029	5,910,000	8,877,369
FHLMC	8.00	2-1-2030	159	187
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	480,328	490,711
FHLMC Series 3774 Class AB	3.50	12-15-2020	4,370	4,382
FHLMC Series 4753 Class KB	3.50	6-15-2042	1,612,362	1,640,034
FHLMC Series K020 Class X1 ±±(c)	1.49	5-25-2022	12,442,914	235,429
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,242,487	1,535,004
FHLMC Series T-57 Class 2A1 ±±	3.87	7-25-2043	36,030	38,340
FHLMC Series T-59 Class 2A1 ±±	3.73	10-25-2043	188,539	226,602
FNMA	3.50	3-1-2048	8,787,231	9,295,124
FNMA (12 Month LIBOR +1.61%) ±	2.46	5-1-2046	844,294	873,937
FNMA %%	2.50	9-14-2050	9,730,000	10,241,205
FNMA (12 Month LIBOR +1.61%) ±	2.53	3-1-2046	937,084	970,303
FNMA	3.00	11-1-2045	1,448,915	1,533,020
FNMA	3.00	12-1-2045	3,681,389	3,902,284
FNMA	3.00	12-1-2046	1,823,667	1,930,714
FNMA %%	3.00	9-14-2050	14,275,000	15,054,549
FNMA	3.02	2-1-2026	3,102,030	3,415,351
FNMA	3.27	7-1-2022	1,160,454	1,202,467
FNMA (12 Month LIBOR +1.78%) ±	3.40	8-1-2036	19,616	20,597
FNMA	3.48	3-1-2029	979,551	1,139,160
FNMA	3.50	10-1-2043	857,408	927,552
FNMA	3.50	4-1-2045	183,011	195,489
FNMA	3.50	8-1-2045	4,065,873	4,335,538
FNMA	3.62	3-1-2029	443,000	522,898
FNMA	3.63	3-1-2029	1,242,447	1,452,290
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.69	8-1-2036	510,840	538,286
FNMA	3.77	3-1-2029	981,733	1,155,860
FNMA	3.77	3-1-2029	1,069,490	1,258,242
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.90	1-1-2036	25,141	26,483
FNMA	3.95	9-1-2021	387,886	395,093
FNMA (12 Month LIBOR +1.73%) ±	3.98	9-1-2036	11,680	12,234
FNMA	4.00	2-1-2046	338,158	364,801
FNMA	4.00	4-1-2046	1,901,976	2,067,689
FNMA	4.00	6-1-2048	3,508,863	3,743,207
FNMA	4.00	2-1-2050	5,519,461	5,884,082
FNMA	4.50	11-1-2048	3,538,460	3,823,829
FNMA	5.00	1-1-2024	28,791	30,365
FNMA	5.00	2-1-2036	18,725	21,537
FNMA	5.00	6-1-2040	62,590	71,836
FNMA	5.00	8-1-2040	1,138,384	1,311,013
FNMA	5.50	11-1-2023	22,041	23,219
FNMA	5.50	8-1-2034	68,716	80,911
FNMA	5.50	2-1-2035	20,925	24,629
FNMA	5.50	8-1-2038	97,154	107,531

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	5.50%	8-1-2038	$177,413	$196,518
FNMA	6.00	10-1-2037	398,287	466,379
FNMA	6.00	11-1-2037	25,402	29,986
FNMA	6.50	7-1-2036	18,864	21,949
FNMA	6.50	7-1-2036	7,541	8,936
FNMA	6.50	11-1-2036	3,620	4,129
FNMA	6.63	11-15-2030	5,015,000	7,692,627
FNMA	7.00	12-1-2022	48,480	49,503
FNMA	7.00	7-1-2036	5,574	5,858
FNMA	7.00	11-1-2037	3,168	3,644
FNMA	7.50	5-1-2038	1,860	1,884
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	5,320	6,423
FNMA Series 2003-W08 Class 4A ±±	4.04	11-25-2042	107,232	114,774
FNMA Series 2003-W14 Class 2A ±±	3.55	6-25-2045	70,532	75,246
FNMA Series 2003-W14 Class 2A ±±	4.22	1-25-2043	174,802	184,344
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	907,334	1,049,001
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	442,521	536,876
GNMA	3.00	11-20-2045	2,962,424	3,132,560
GNMA %%	3.00	9-21-2050	8,420,000	8,865,997
GNMA	3.50	9-20-2047	2,174,284	2,319,597
GNMA	3.50	12-20-2047	4,599,535	4,899,651
GNMA	4.00	12-20-2047	2,483,954	2,671,197
GNMA	4.50	8-20-2049	1,047,483	1,123,898
GNMA	5.00	7-20-2040	419,383	477,041
GNMA	7.50	12-15-2029	584	665
GNMA Series 2008-22 Class XM ±±(c)	1.11	2-16-2050	808,750	20,180
International Development Finance Corporation	2.12	3-20-2024	4,635,000	4,822,005
STRIPS ¤	0.00	5-15-2044	9,270,000	6,385,464
TVA	5.88	4-1-2036	6,400,000	9,971,123

Total Agency Securities (Cost $151,489,114)				160,348,347

Asset-Backed Securities: 5.00%
Ally Auto Receivables Trust Series 2019-1 Class A3	2.91	9-15-2023	4,945,000	5,054,612
California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	1,299,620	1,303,666
Daimler Trucks Retail Trust Series 2018-1 Class A3 144A	2.85	7-15-2021	89,501	89,578
Daimler Trucks Retail Trust Series 2018-1 Class A4 144A	3.03	11-15-2024	5,000,000	5,026,809
Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	0.98	10-25-2056	819,031	798,796
Exeter Automobile Receivables Trust Series 2018-1A Class C1 144A	3.03	1-17-2023	1,695,601	1,706,725
Finance of America HECM Buyout Series 2020-HB2 Class A 144A±±	1.71	7-25-2030	6,861,285	6,860,367
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	1,597,925	1,608,298
Flagship Credit Auto Trust Series 2019-4 Class A 144A	2.17	6-17-2024	3,506,708	3,562,559
GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3 144A	1.86	12-16-2021	741,727	743,156
Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	1,030,239	1,031,639
Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	3,403,182	3,409,155
Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	1,310,431	1,310,499
Hertz Vehicle Financing LLC Series 2018-1A Class A 144A	3.29	2-25-2024	1,422,340	1,423,100
Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	940,076	939,317
Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	1,728,494	1,729,024
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	1,975,000	2,007,168
MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	917,445	924,854
Oscar US Funding Trust Series 2016-2A Class A4 144A	2.99	12-15-2023	2,369,844	2,383,299
SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	0.50	10-27-2025	959,094	950,711
South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	0.91	5-1-2030	2,245,841	2,229,724

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities (continued)
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.40%	10-25-2027	$879,834	$883,380
TCF Auto Receivables Owner Trust Series 2016-1A Class A4 144A	2.03	2-15-2022	23,137	23,149
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	1.08	4-25-2048	2,048,452	2,033,604
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.78	1-25-2046	2,053,128	2,015,791
Toyota Auto Receivables Owner Trust Series 2017-D Class A4	2.12	2-15-2023	8,088,000	8,214,442
Volvo Financial Equipment LLC Series 2018-AA Class A (1 Month LIBOR +0.52%) 144A±	0.68	7-17-2023	2,590,000	2,581,901
Westlake Automobile Receivables Trust Series 2019-1A Class A2A 144A	3.06	5-16-2022	431,152	432,792
Westlake Automobile Receivables Trust Series 2019-2A Class A2A 144A	2.57	2-15-2023	3,022,006	3,045,035
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	368,325	370,614

Total Asset-Backed Securities (Cost $64,190,947)				64,693,764

Corporate Bonds and Notes: 27.20%

Communication Services: 2.70%

Diversified Telecommunication Services: 0.18%
AT&T Incorporated	4.75	5-15-2046	1,975,000	2,357,818

Media: 1.78%
CCO Holdings LLC 144A	4.50	8-15-2030	1,500,000	1,591,875
Charter Communications Operating LLC	6.48	10-23-2045	655,000	874,961
Cinemark Incorporated	5.13	12-15-2022	2,000,000	1,875,000
Comcast Corporation	4.70	10-15-2048	1,800,000	2,408,737
Communications Finance Incorporated	6.88	9-1-2027	75,000	77,625
CSC Holdings LLC 144A	5.75	1-15-2030	2,000,000	2,180,000
Diamond Sports Group LLC 144A	6.63	8-15-2027	2,040,000	1,147,500
Discovery Incorporated	5.30	5-15-2049	385,000	471,054
Discovery Incorporated	6.35	6-1-2040	1,550,000	2,077,379
DISH Network Corporation	3.38	8-15-2026	2,500,000	2,465,685
Gray Television Incorporated 144A	7.00	5-15-2027	2,000,000	2,170,000
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	45,000	47,475
Nielsen Finance LLC 144A	5.00	4-15-2022	2,000,000	2,001,900
Sirius XM Radio Incorporated 144A	5.50	7-1-2029	2,000,000	2,196,560
ViacomCBS Incorporated	4.75	5-15-2025	1,200,000	1,385,237

				22,970,988

Wireless Telecommunication Services: 0.74%
Crown Castle Towers LLC 144A	3.22	5-15-2042	2,600,000	2,639,473
SBA Tower Trust 144A	3.72	4-9-2048	1,968,000	2,037,763
Sprint Spectrum Company 144A	4.74	9-20-2029	3,930,000	4,262,517
Sprint Spectrum Company 144A	5.15	9-20-2029	530,000	623,068

				9,562,821

Consumer Discretionary: 2.40%

Auto Components: 0.12%
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	1,500,000	1,590,938

Automobiles: 0.52%
Ford Motor Company	9.00	4-22-2025	4,720,000	5,523,651
General Motors Company	5.95	4-1-2049	985,000	1,157,423

				6,681,074

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Hotels, Restaurants & Leisure: 0.50%
Darden Restaurants Incorporated	3.85%	5-1-2027	$2,005,000	$2,066,585
Las Vegas Sands Corporation	3.90	8-8-2029	3,000,000	3,030,972
Royal Caribbean Cruises	4.25	6-15-2023	1,150,000	1,396,410

				6,493,967

Household Durables: 0.17%
KB Home Company	4.80	11-15-2029	2,000,000	2,165,000

Multiline Retail: 0.38%
Kohl’s Corporation	9.50	5-15-2025	765,000	920,949
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	3,940,000	3,920,300

				4,841,249

Specialty Retail: 0.36%
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	45,000	46,013
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	1,662,000	1,722,430
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	400,000	399,088
Lowe’s Companies Incorporated	5.13	4-15-2050	1,105,000	1,522,572
Michaels Stores Incorporated 144A«	8.00	7-15-2027	1,000,000	1,010,000

				4,700,103

Textiles, Apparel & Luxury Goods: 0.35%
Coach Incorporated	4.25	4-1-2025	1,000,000	1,023,026
Levi Strauss & Company	5.00	5-1-2025	2,000,000	2,045,000
Tapestry Incorporated	4.13	7-15-2027	1,500,000	1,464,000

				4,532,026

Consumer Staples: 0.74%

Beverages: 0.17%
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	2,152,943

Food & Staples Retailing: 0.15%
Walgreens Boots Alliance	4.10	4-15-2050	1,925,000	1,932,466

Food Products: 0.12%
Kraft Heinz Foods Company 144A	4.88	10-1-2049	1,430,000	1,569,572

Tobacco: 0.30%
Altria Group Incorporated	1.70	6-15-2025	2,000,000	2,504,245
Altria Group Incorporated	5.95	2-14-2049	590,000	797,314
Reynolds American Incorporated	7.00	8-4-2041	450,000	606,001

				3,907,560

Energy: 4.15%

Energy Equipment & Services: 0.23%
Diamond Offshore Drilling Incorporated †	7.88	8-15-2025	1,250,000	125,000
Hilcorp Energy Company 144A	6.25	11-1-2028	1,900,000	1,786,000
USA Compression Partners LP	6.88	4-1-2026	1,000,000	1,030,000

				2,941,000

Oil, Gas & Consumable Fuels: 3.92%
Antero Midstream Partners LP 144A	5.75	1-15-2028	2,300,000	2,033,085
Apache Corporation	5.35	7-1-2049	2,250,000	2,170,103

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Archrock Partners LP 144A	6.88%	4-1-2027	$1,300,000	$1,339,000
Baker Hughes Holdings LLC	4.49	5-1-2030	785,000	918,941
Boardwalk Pipelines LP	3.40	2-15-2031	2,355,000	2,379,493
Boardwalk Pipelines LP	4.80	5-3-2029	1,620,000	1,789,294
Buckeye Partners LP	4.13	12-1-2027	1,300,000	1,300,000
Cheniere Energy Partners LP	4.50	10-1-2029	2,445,000	2,541,749
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	2,300,000	2,110,250
Denbury Resources Incorporated 144A†	9.25	3-31-2022	1,250,000	625,000
Energy Transfer Operating Partners LP	6.13	12-15-2045	1,330,000	1,350,263
EnLink Midstream Partners LP	4.15	6-1-2025	1,000,000	891,220
EnLink Midstream Partners LP	5.45	6-1-2047	1,100,000	719,180
Enviva Partners LP 144A	6.50	1-15-2026	2,130,000	2,268,003
EQT Corporation	1.75	5-1-2026	1,750,000	2,238,997
EQT Corporation	3.90	10-1-2027	2,270,000	2,182,469
Harvest Midstream I LP 144A	7.50	9-1-2028	275,000	284,664
Indigo Natural Resources LLC 144A	6.88	2-15-2026	2,685,000	2,745,413
Marathon Petroleum Corporation	4.50	4-1-2048	3,295,000	3,515,698
Murphy Oil Corporation	5.88	12-1-2027	2,050,000	1,969,271
Nabors Industries Incorporated «	4.63	9-15-2021	198,000	160,255
New Fortress Energy Incorporated 144A%%	6.75	9-15-2025	235,000	237,982
Oasis Petroleum Incorporated 144A	6.25	5-1-2026	1,250,000	225,000
Occidental Petroleum Corporation	8.88	7-15-2030	2,100,000	2,373,000
ONEOK Incorporated	7.15	1-15-2051	2,070,000	2,491,543
Plains All American Pipeline LP	3.80	9-15-2030	3,215,000	3,233,501
QEP Resources Incorporated	5.38	10-1-2022	650,000	568,750
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	1,975,000	1,982,406
Sabine Pass Liquefaction LLC 144A	4.50	5-15-2030	1,235,000	1,413,835
Southern Star Central Corporation 144A	5.13	7-15-2022	652,000	651,194
Southwestern Energy Company	7.75	10-1-2027	1,250,000	1,278,250
Western Midstream Operating LP	6.25	2-1-2050	225,000	225,320
Whiting Petroleum Corporation †	1.25	4-1-2020	2,000,000	460,000

				50,673,129

Financials: 8.21%

Banks: 1.97%
Bank of America Corporation (3 Month LIBOR +0.64%) ±	2.02	2-13-2026	5,000,000	5,209,906
Bank of America Corporation (U.S. SOFR +1.93%) ±	2.68	6-19-2041	1,610,000	1,637,646
Bank of America Corporation	3.95	4-21-2025	1,170,000	1,316,113
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	2,590,000	2,906,110
Citigroup Incorporated (U.S. SOFR +1.15%) ±	2.67	1-29-2031	5,250,000	5,590,065
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	1,030,000	1,169,050
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	3,625,000	3,669,567
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	601,725
Santander Holdings USA Incorporated	3.24	10-5-2026	1,125,000	1,196,416
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ±(s)	4.95	9-1-2025	2,015,000	2,180,976

				25,477,574

Capital Markets: 2.05%
Bank of NY Mellon Corporation (5 Year Treasury Constant Maturity +4.36%) ±(s)	4.70	9-20-2025	3,100,000	3,366,600
Blackstone Holdings Finance Company LLC 144A	2.50	1-10-2030	5,500,000	5,898,111
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	1,300,227
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ±(s)	5.38	6-1-2025	3,905,000	4,285,738
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	1,910,000	1,959,820
Morgan Stanley	3.70	10-23-2024	3,235,000	3,611,408

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
Morgan Stanley (U.S. SOFR +4.84%) ±	5.60%	3-24-2051	$2,660,000	$4,087,800
S&P Global Incorporated	1.25	8-15-2030	2,000,000	1,974,417

				26,484,121

Consumer Finance: 1.83%
Aviation Capital Group LLC 144A	5.50	12-15-2024	1,785,000	1,835,670
ERAC USA Finance LLC 144A	4.50	2-15-2045	1,695,000	1,895,911
General Motors Financial Company Incorporated	2.70	8-20-2027	6,210,000	6,200,442
General Motors Financial Company Incorporated	5.65	1-17-2029	730,000	857,564
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	2,855,000	3,029,759
Hyundai Capital America 144A	2.65	2-10-2025	5,810,000	6,034,512
Springleaf Finance Corporation	7.13	3-15-2026	1,500,000	1,721,243
Synchrony Financial	2.85	7-25-2022	2,000,000	2,059,083

				23,634,184

Diversified Financial Services: 0.37%
KKR Group Finance Company LLC 144A	5.13	6-1-2044	1,960,000	2,423,043
WEA Finance LLC 144A	2.88	1-15-2027	2,390,000	2,377,835

				4,800,878

Insurance: 1.79%
Athene Global Funding 144A	2.95	11-12-2026	3,550,000	3,739,242
Axis Specialty Finance LLC (5 Year Treasury Constant Maturity +3.19%) ±	4.90	1-15-2040	5,105,000	5,007,685
Brighthouse Financial Incorporated	4.70	6-22-2047	1,955,000	1,877,377
Genworth Mortgage Holdings LLC 144A	6.50	8-15-2025	85,000	89,396
Guardian Life Insurance Company 144A	3.70	1-22-2070	1,500,000	1,611,823
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,386,140
Lincoln National Corporation	4.38	6-15-2050	1,000,000	1,164,030
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,772,610
New York Life Insurance Company 144A	3.75	5-15-2050	1,670,000	1,891,130
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	2.68	12-1-2066	1,345,000	998,109
Transatlantic Holdings Incorporated	8.00	11-30-2039	2,329,000	3,622,388

				23,159,930

Thrifts & Mortgage Finance: 0.19%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	525,000	481,688
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	2,125,000	2,018,750

				2,500,438

Health Care: 1.15%

Biotechnology: 0.16%
AbbVie Incorporated 144A	2.95	11-21-2026	1,825,000	2,007,190

Health Care Providers & Services: 0.99%
CommonSpirit Health	2.95	11-1-2022	1,250,000	1,302,504
CommonSpirit Health AGM Insured	3.82	10-1-2049	1,810,000	2,021,395
CVS Health Corporation	4.25	4-1-2050	1,310,000	1,552,937
Dignity Health	3.81	11-1-2024	2,000,000	2,135,528
HCA Incorporated	3.50	9-1-2030	2,000,000	2,097,455
Highmark Incorporated 144A	6.13	5-15-2041	710,000	902,340
Magellan Health Incorporated	4.90	9-22-2024	2,710,000	2,818,400

				12,830,559

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Industrials: 3.19%

Aerospace & Defense: 0.38%
The Boeing Company	5.81%	5-1-2050	$2,490,000	$2,974,579
TransDigm Incorporated	5.50	11-15-2027	2,000,000	1,952,400

				4,926,979

Airlines: 1.12%
Alaska Airlines 144A	4.80	2-15-2029	2,855,000	2,982,785
Delta Air Lines Incorporated	2.00	12-10-2029	3,725,000	3,613,730
Delta Air Lines Incorporated	7.38	1-15-2026	3,000,000	3,121,556
Delta Airlines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	2,065,085	1,895,217
JetBlue Airways Corporation	4.00	5-15-2034	2,000,000	2,055,012
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	750,000	781,875

				14,450,175

Building Products: 0.17%
Builders Firstsource Incorporated 144A	5.00	3-1-2030	2,000,000	2,135,000

Commercial Services & Supplies: 0.27%
Covanta Holding Corporation	6.00	1-1-2027	900,000	941,742
KAR Auction Services Incorporated 144A	5.13	6-1-2025	2,500,000	2,518,750

				3,460,492

Construction & Engineering: 0.01%
Pike Corporation 144A	5.50	9-1-2028	115,000	115,575

Electrical Equipment: 0.01%
Sensata Technologies Incorporated 144A	3.75	2-15-2031	180,000	179,550

Industrial Conglomerates: 0.16%
General Electric Company	4.35	5-1-2050	2,070,000	2,103,240

Machinery: 0.35%
IDEX Corporation	3.00	5-1-2030	4,135,000	4,529,729

Trading Companies & Distributors: 0.24%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,500,000	1,455,000
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	110,000	117,290
United Rentals North America Incorporated	4.00	7-15-2030	1,500,000	1,567,500

				3,139,790

Transportation Infrastructure: 0.48%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	760,322
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	4,662,237
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	800,101

				6,222,660

Information Technology: 1.12%

Communications Equipment: 0.15%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	2,000,000	1,985,000

Electronic Equipment, Instruments & Components: 0.45%
Arrow Electronics Incorporated	3.88	1-12-2028	1,000,000	1,093,361
Corning Incorporated	3.90	11-15-2049	2,500,000	2,867,358
Jabil Incorporated	3.00	1-15-2031	1,875,000	1,908,219

				5,868,938

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Software: 0.10%
Citrix Systems Incorporated	3.30%	3-1-2030	$1,225,000	$1,303,411

Technology Hardware, Storage & Peripherals: 0.42%
Dell International LLC / EMC Corporation 144A	6.20	7-15-2030	3,125,000	3,786,233
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	1,175,000	1,585,018

				5,371,251

Materials: 0.68%

Containers & Packaging: 0.24%
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	2,000,000	2,080,760
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	1,000,000	1,019,300

				3,100,060

Metals & Mining: 0.44%
Freeport-McMoRan Incorporated	4.13	3-1-2028	2,000,000	2,090,200
Freeport-McMoRan Incorporated	4.25	3-1-2030	1,500,000	1,575,930
Novelis Corporation 144A	5.88	9-30-2026	2,000,000	2,089,600

				5,755,730

Real Estate: 2.04%

Equity REITs: 2.04%
Healthpeak Properties	2.88	1-15-2031	4,160,000	4,437,991
Kimco Realty Corporation	1.90	3-1-2028	1,835,000	1,804,929
Omega Healthcare Investors Incorporated	4.50	1-15-2025	2,130,000	2,237,449
Omega Healthcare Investors Incorporated	5.25	1-15-2026	1,700,000	1,863,956
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024	2,000,000	2,086,555
Service Properties Trust Company	3.95	1-15-2028	3,000,000	2,580,900
Simon Property Group LP	3.80	7-15-2050	2,880,000	2,975,553
Tanger Properties LP	3.75	12-1-2024	1,600,000	1,574,344
The Geo Group Incorporated	5.13	4-1-2023	2,000,000	1,650,000
Welltower Incorporated	4.25	4-1-2026	4,465,000	5,100,490

				26,312,167

Utilities: 0.82%

Electric Utilities: 0.30%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	1,315,000	1,542,445
Edison International	4.95	4-15-2025	1,000,000	1,099,911
Oglethorpe Power Corporation	5.05	10-1-2048	1,060,000	1,256,611

				3,898,967

Independent Power & Renewable Electricity Producers: 0.17%
TerraForm Power Operating LLC 144A	4.75	1-15-2030	2,000,000	2,140,000

Multi-Utilities: 0.35%
Ameren Corporation	3.50	1-15-2031	1,915,000	2,195,042
Oglethorpe Power Corporation 144A	3.75	8-1-2050	2,320,000	2,320,885

				4,515,927

Total Corporate Bonds and Notes (Cost $327,487,084)				351,482,169

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

			Shares		Value
Exchange-Traded Funds: 5.57%
SPDR Bloomberg Barclays High Yield Bond ETF				212,071	$22,426,508
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF				355,100	11,185,650
Xtrackers USD High Yield Corporate Bond ETF				786,000	38,325,360

Total Exchange-Traded Funds (Cost $67,247,689)					71,937,518

	Interest rate	Maturity date	Principal
Foreign Corporate Bonds and Notes: 3.84%

Communication Services: 0.44%

Media: 0.44%
Tele Columbus AG 144A	3.88%	5-2-2025	EUR	2,320,000	2,692,160
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	2,500,000	2,927,712

					5,619,872

Consumer Discretionary: 0.33%

Auto Components: 0.16%
HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	2,480,000	2,086,453

Automobiles: 0.17%
Peugeot SA Company	2.00	3-20-2025	EUR	1,800,000	2,195,901

Consumer Staples: 1.17%

Food & Staples Retailing: 0.12%
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	1,600,000	1,552,398

Food Products: 0.38%
Danone SA (5 Year EUR Swap +1.43%) ±(s)	1.75	3-27-2023	EUR	2,600,000	3,125,224
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	1,500,000	1,786,982

					4,912,206

Household Products: 0.15%
Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	1,600,000	1,976,264

Tobacco: 0.52%
BAT International Finance plc	2.25	1-16-2030	EUR	5,250,000	6,628,276

Energy: 0.59%

Oil, Gas & Consumable Fuels: 0.59%
Eni SpA	1.13	9-19-2028	EUR	3,200,000	4,005,349
Petroleos Mexicanos	3.75	2-21-2024	EUR	1,000,000	1,137,575
Total SA (5 Year EUR Swap +3.78%) ±	3.88	12-29-2049	EUR	2,000,000	2,505,782

					7,648,706

Financials: 0.46%

Banks: 0.29%
Bankia SA (5 Year EUR Swap +5.82%) ±(s)	6.00	7-18-2022	EUR	1,200,000	1,393,465
Caixa Geral de Depositos SA (5 Year EUR Swap +10.75%) ±(s)	10.75	3-30-2022	EUR	1,800,000	2,348,871

					3,742,336

Diversified Financial Services: 0.17%
LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	1,800,000	2,202,053

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  19

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal		Value
Health Care: 0.27%

Pharmaceuticals: 0.27%
Takeda Pharmaceutical Company Limited	2.00%	7-9-2040	EUR	2,750,000	$3,449,910

Industrials: 0.30%

Commercial Services & Supplies: 0.10%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	1,200,000	1,343,464

Electrical Equipment: 0.12%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	1,300,000	1,543,598

Road & Rail: 0.08%
Europcar Groupe SA 144A	4.13	11-15-2024	EUR	1,800,000	1,049,974

Real Estate: 0.28%

Real Estate Management & Development: 0.28%
Akelius Residential Property AB (EUR ICE Swap +3.49%) ±	3.88	10-5-2078	EUR	2,500,000	3,049,756
ATF Netherlands BV	1.50	7-15-2024	EUR	500,000	612,886

					3,662,642

Total Foreign Corporate Bonds and Notes (Cost $48,964,386)					49,614,053

Foreign Government Bonds: 0.64%
Brazil	10.00	1-1-2025	BRL	8,600,000	1,812,119
Brazil	10.00	1-1-2029	BRL	8,000,000	1,731,664
Hungary	1.00	11-26-2025	HUF	900,000,000	2,926,990
Poland	1.25	10-25-2030	PLN	7,000,000	1,875,263

Total Foreign Government Bonds (Cost $9,637,976)					8,346,036

Loans: 0.18%

Communication Services: 0.09%

Media: 0.09%
Ancestry.com Incorporated (1 Month LIBOR +3.75%) ±	4.75	10-19-2023		$1,203,405	1,201,154

Health Care: 0.09%

Health Care Providers & Services: 0.09%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	4.25	9-3-2024		1,215,625	1,145,945

Total Loans (Cost $2,421,639)					2,347,099

Municipal Obligations: 1.34%

California: 0.28%

Airport Revenue: 0.16%
San Jose CA Series B (AGM Insured)	6.60	3-1-2041		2,000,000	2,049,580

Transportation Revenue: 0.12%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B (Ambac Insured) ¤	0.00	10-1-2028		2,115,000	1,640,352

					3,689,932

Illinois: 0.59%

GO Revenue: 0.32%
Cook County Series B (BAM Insured)	6.36	11-15-2033		1,745,000	2,394,838

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Will County Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00%	1-1-2025	$1,820,000	$1,697,132

				4,091,970

Tax Revenue: 0.27%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	1,075,000	1,538,368
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 (AGM Insured) ¤	0.00	6-15-2026	1,975,000	1,763,517
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	195,832

				3,497,717

				7,589,687

Kansas: 0.05%

Health Revenue: 0.05%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	650,000	638,287

Maryland: 0.06%

Education Revenue: 0.06%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	720,000	719,906

Michigan: 0.10%

Miscellaneous Revenue: 0.10%
Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	1,235,000	1,315,040

Pennsylvania: 0.26%

Health Revenue: 0.07%
Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	900,000	897,318

Miscellaneous Revenue: 0.19%
Commonwealth of Pennsylvania Financing Authority Series A	4.14	6-1-2038	1,995,000	2,426,080

				3,323,398

Total Municipal Obligations (Cost $14,970,575)				17,276,250

Non-Agency Mortgage-Backed Securities: 18.44%
Agate Bay Mortgage Loan Trust Series 2015-3 Class B3 144A±±	3.62	4-25-2045	1,869,038	1,932,041
ALM Loan Funding Series 2015-16A Class AAR2 (3 Month LIBOR +0.90%) 144A±	1.18	7-15-2027	1,458,338	1,451,863
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	1.53	4-14-2029	3,000,000	2,989,257
American Money Management Corporation Series 2016-19A Class AR (3 Month LIBOR +1.14%) 144A±	1.42	10-16-2028	2,750,000	2,731,864
Angel Oak Mortgage Trust I LLC Series 2017-2 Class A2 144A±±	2.63	7-25-2047	1,377,094	1,383,227
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93	5-25-2059	835,951	844,603
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	7,021,451	7,111,309
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	4,887,506	4,896,570
Arbys Funding LLC Series 2020-1A Class A2 144A	3.24	7-30-2050	6,700,000	6,874,267
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	370,450	370,342
Benefit Street Partners CLO Limited Series 2014-IVA Class A1RR (3 Month LIBOR +1.25%) 144A±	1.52	1-20-2029	1,000,000	998,509

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  21

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Benefit Street Partners CLO Limited Series 2016-10A Class A1R (3 Month LIBOR +1.14%) 144A±	1.42%	1-15-2029	$3,500,000	$3,479,949
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.30	11-20-2028	935,000	928,620
BlueMountain CLO Limited Series 2013-1A Class A1R2 (3 Month LIBOR +1.23%) 144A±	1.50	1-20-2029	1,906,052	1,901,378
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A	2.72	11-25-2059	3,286,987	3,348,788
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	4,975,000	5,257,964
Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	500,070	519,290
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	1,169,459
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	1.07	1-20-2028	2,404,993	2,383,759
Citigroup Commercial Mortgage Trust 2017-MDRA Class A 144A	3.66	7-10-2030	2,000,000	2,024,932
CNH Equipment Trust Series 2019-A Class A2	2.96	5-16-2022	1,196,996	1,200,680
Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	1,552,975	1,554,368
Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	1,143,546	1,157,590
Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	295,009	298,471
Credit Suisse Mortgage Trust Series 2013 Class B4 144A±±	3.41	4-25-2043	3,647,141	3,617,390
Credit Suisse Mortgage Trust Series 2018 Class A1 144A±±	4.13	7-25-2058	1,502,517	1,508,383
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	1.19	12-31-2027	1,341,777	1,336,950
Crown Point Limited Series 2018-6A Class A1 (3 Month LIBOR +1.17%) 144A±	1.44	10-20-2028	3,438,237	3,423,109
CSMLT Trust Series 2015-1 Class B4 144A±±	3.85	5-25-2045	4,529,997	4,565,602
DBWF Mortgage Trust Series 2018-GLKS (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	582,684	562,439
Deephaven Residential Mortgage Series 2019-2A Class A1 144A±±	3.56	4-25-2059	1,476,781	1,485,702
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	2,238,905	2,270,405
Dryden Senior Loan Fund Series 2013-28A Class A2LR (3 Month LIBOR +1.65%) 144A±	1.93	8-15-2030	4,000,000	3,963,280
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	8.00	7-25-2027	16,004	871
FWD Securitization Trust Series 2019-INV1 Class A3 144A±±	3.11	6-25-2049	3,404,476	3,414,041
GB Trust Series 2020-FlLIX (1 Month LIBOR +1.12%) 144A±	1.29	8-15-2037	3,000,000	3,005,827
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	5,395,184	5,458,517
GCAT Series 2019-NQM2 Class A1 144A	2.86	9-25-2059	3,777,511	3,832,658
GCAT Series 2019-RPl1 Class A1 144A±±	2.65	10-25-2068	4,343,071	4,497,493
Gilbert Park CLO Series 2017-1A Class B (3 Month LIBOR +1.60%) 144A±	1.88	10-15-2030	3,000,000	2,960,388
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93	11-10-2052	500,000	455,853
Goldman Sachs Mortgage Securities Trust Series 2019-PJ1 Class A6 144A±±	4.00	8-25-2049	136,942	137,253
Goldman Sachs Mortgage Securities Trust Series 2019-PJ2 Class A4 144A±±	4.00	11-25-2049	2,045,472	2,091,309
Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A±±	3.45	1-25-2059	1,554,833	1,577,111
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.16	11-15-2036	2,434,191	2,328,549
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class ASB	2.38	10-15-2045	1,801,989	1,831,479
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-B4 144A±±	3.38	7-25-2043	3,616,907	3,268,509
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.12	7-15-2036	5,000,000	4,868,746
JPMorgan Mortgage Trust Series 2014-2 Class B4 144A±±	3.40	6-25-2029	1,215,000	1,201,199
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050	4,770,288	4,898,503
KKR Financial Holdings LLC (3 Month LIBOR +1.34%) 144A±	1.62	4-15-2029	3,150,000	3,144,201
Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	2,685,000	2,720,304
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	600,000	606,247
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	1.29	5-15-2028	2,683,415	2,668,458
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 144A±±(c)	0.78	5-28-2040	50,048	0

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	0.98%	6-25-2052	$3,115,000	$3,117,128
Metlife Securitization Trust 2019-1A Class A1A 144A±±	3.75	4-25-2058	2,142,602	2,289,640
MF1 Limited Class 2020-Fl3 Class A (1 Month LIBOR +2.05%) 144A±	2.21	7-15-2035	3,700,000	3,714,483
Mill City Mortgage Trust Series 2019 Class M2 144A±±	3.25	7-25-2059	4,592,000	4,502,065
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	610,000	611,260
Morgan Stanley Capital I Series 2004-RR2 Class X 144A±±(c)	0.35	10-28-2033	2,316	7
New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A±±	3.99	11-25-2048	1,669,246	1,711,191
New Residential Mortgage Loan Trust Series 2019-RPL3 Class M1 144A±±	3.25	7-25-2059	5,000,000	5,006,090
Octagon Investment Partners Series 2017-1A Class B1 (3 Month LIBOR +1.70%) 144A±	1.97	7-20-2030	1,000,000	987,929
Ocwen Master Advance Receivables Trust Series 2020-T1 Class CT1 144A	2.32	8-15-2052	1,400,000	1,402,428
Ondeck Asset Securitization Trust LLC Series 2018-1A Class A 144A	3.50	4-18-2022	1,258,644	1,251,623
Onslow Bay Financial LLC Series 2020 Class A21 144A±±	3.50	12-25-2049	3,425,207	3,514,066
OZLM Funding Limited Series 2014-8A Class A2RR (3 Month LIBOR +1.80%) 144A±	2.07	10-17-2029	5,400,000	5,322,029
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	1.24	4-20-2027	2,308,832	2,298,265
Residential Mortgage Loan Trust Series 2020-1 Class M1 144A±±	3.24	2-25-2024	5,000,000	4,728,156
Shellpoint Company Originator Trust Series 2016-1 Class B2 144A±±	3.61	11-25-2046	5,983,148	6,200,970
Sound Point CLO Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	1.23	4-15-2029	2,825,000	2,782,738
Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	2,120,605	2,154,548
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	2,761,717	2,794,371
TCW CLO 2017-1 Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A±	1.82	7-29-2029	5,545,000	5,474,201
TCW CLO 2019-1 AMR Limited Series 2019-1A Class A (3 Month LIBOR +1.07%) 144A±	1.35	2-15-2029	4,210,000	4,189,880
Towd Point Mortgage Trust Series 2015-1 Class A3 144A±±	3.25	10-25-2053	5,000,000	5,202,442
Towd Point Mortgage Trust Series 2015-2 Class1M2 144A±±	3.73	11-25-2060	4,530,000	4,762,799
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	2,675,000	2,780,755
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	2,084,863	2,173,804
Towd Point Mortgage Trust Series 2019- MH1 Class A1 144A±±	3.00	11-25-2058	1,661,657	1,695,248
Towd Point Mortgage Trust Series 2019-4 Class M1 144A±±	3.50	10-25-2059	4,000,000	4,275,056
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	3,725,366	3,784,770
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,269,441
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	1.01	2-15-2032	2,930,000	2,825,347
Venture Limited Series 2018 Class 35A 144A	4.40	10-22-2031	2,000,000	2,006,884
Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	1,657,562	1,695,918
Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	5-25-2059	3,023,307	3,083,071
Voya CLO Limited Series 2015-2A Class AR (3 Month LIBOR +0.97%) 144A±	1.23	7-23-2027	2,900,000	2,886,715
West CLO Limited Series 2014-2A Class A1 (3 Month LIBOR +0.87%) 144A±	1.14	1-16-2027	910,342	905,680
Whitehorse Limited Series 2014-1A Class AR (3 Month LIBOR +0.90%) 144A±	1.15	5-1-2026	438,233	437,536

Total Non-Agency Mortgage-Backed Securities (Cost $237,545,386)				238,348,410

U.S. Treasury Securities: 8.83%
TIPS	1.38	2-15-2044	3,107,720	4,444,646
U.S. Treasury Bond ¤	0.00	11-15-2027	1,795,000	1,717,294
U.S. Treasury Bond	0.63	8-15-2030	46,465,000	46,080,212
U.S. Treasury Bond	1.13	5-15-2040	6,130,000	6,017,936
U.S. Treasury Bond	1.25	5-15-2050	13,005,000	12,265,341
U.S. Treasury Bond	1.38	8-15-2050	23,395,000	22,780,881
U.S. Treasury Note	0.38	4-30-2025	20,685,000	20,798,929

Total U.S. Treasury Securities (Cost $113,485,520)				114,105,239

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  23

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 8.48%

Communication Services: 0.51%

Diversified Telecommunication Services: 0.14%
Telefonica Emisiones SAU	5.21%	3-8-2047	$1,485,000	$1,804,974

Interactive Media & Services: 0.27%
Tencent Holdings Limited 144A	3.98	4-11-2029	3,000,000	3,453,072

Wireless Telecommunication Services: 0.10%
Vodafone Group plc	4.25	9-17-2050	1,170,000	1,358,212

Consumer Discretionary: 0.13%

Internet & Direct Marketing Retail: 0.13%
Prosus NV 144A	4.03	8-3-2050	1,565,000	1,653,605

Consumer Staples: 0.47%

Beverages: 0.13%
Fomento Economico SA	3.50	1-16-2050	1,580,000	1,685,382

Tobacco: 0.34%
Imperial Brands Finance plc 144A	3.50	7-26-2026	4,055,000	4,414,973

Energy: 0.87%

Oil, Gas & Consumable Fuels: 0.87%
Baytex Energy Corporation 144A	5.63	6-1-2024	2,000,000	1,185,000
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ±(s)	4.88	3-22-2030	4,950,000	5,406,390
Comision Federal de Electricidad 144A	4.75	2-23-2027	1,140,000	1,226,925
EnCana Corporation	6.50	2-1-2038	836,000	792,195
Total Capital International SA	2.99	6-29-2041	2,265,000	2,358,814
Transocean Incorporated	7.50	4-15-2031	1,250,000	250,000

				11,219,324

Financials: 5.68%

Banks: 3.43%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	2,032,029
Banco Bradesco 144A	2.85	1-27-2023	3,205,000	3,259,132
Banco De Bogota SA 144A	6.25	5-12-2026	1,400,000	1,509,060
Banco del Estado de Chile 144A	2.70	1-9-2025	4,165,000	4,378,498
Banco do Brasil SA 144A	4.63	1-15-2025	1,615,000	1,712,708
Banco Internacional del Peru 144A	3.25	10-4-2026	1,600,000	1,664,016
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.97%) 144A±(s)	6.75	9-27-2024	1,565,000	1,563,044
Banco Safra SA 144A	4.13	2-8-2023	1,695,000	1,743,748
Banco Santander Mexico (5 Year Treasury Constant Maturity +3.00%) 144A±	5.95	10-1-2028	1,700,000	1,790,950
Banco Santander SA	4.25	4-11-2027	1,600,000	1,807,120
Banistmo SA 144A	4.25	7-31-2027	4,570,000	4,650,432
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,702,846
BPCE SA 144A	5.15	7-21-2024	1,725,000	1,939,047
Danske Bank 144A	5.38	1-12-2024	1,705,000	1,929,655
Deutsche Bank AG (5 Year USD Swap +2.55%) ±	4.88	12-1-2032	1,750,000	1,742,773
Itau Unibanco Holding SA 144A	3.25	1-24-2025	3,510,000	3,596,873
Perrigo Finance plc	4.90	12-15-2044	1,500,000	1,618,802
Perrigo Finance Unlimited Company	4.38	3-15-2026	1,365,000	1,533,146
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	3,000,000	3,102,798

				44,276,677

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.40%
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144A±(s)	5.25%	2-22-2027	$3,500,000	$3,565,625
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,551,186

				5,116,811

Diversified Financial Services: 0.97%
AerCap Ireland Limited	2.88	8-14-2024	1,825,000	1,755,486
Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,496,875
Brookfield Finance Incorporated	3.90	1-25-2028	2,475,000	2,800,412
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,262,025
UBS Group Funding Switzerland AG 144A	3.49	5-23-2023	1,165,000	1,221,845
UBS Group Funding Switzerland AG (5 Year USD Swap +4.87%) ±	7.00	12-29-2049	1,650,000	1,864,500
WPP Finance Limited 2010	3.75	9-19-2024	1,054,000	1,156,019

				12,557,162

Insurance: 0.67%
Fairfax Financial Holdings Limited	4.85	4-17-2028	2,780,000	3,080,105
Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,848,504
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	1,600,000	1,827,898
Validus Holdings Limited	8.88	1-26-2040	1,210,000	1,969,386

				8,725,893

Thrifts & Mortgage Finance: 0.21%
Nationwide Building Society (5 Year USD Swap +1.85%) 144A±	4.13	10-18-2032	2,500,000	2,731,788

Health Care: 0.21%

Pharmaceuticals: 0.21%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	2,000,000	1,970,000
Teva Pharmaceutical Finance BV	2.80	7-21-2023	800,000	771,600

				2,741,600

Industrials: 0.04%

Transportation Infrastructure: 0.04%
Mexico City Airport Trust 144A	5.50	7-31-2047	570,000	493,620

Utilities: 0.57%

Electric Utilities: 0.57%
Enel Finance International SA 144A	4.63	9-14-2025	3,635,000	4,210,428
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	3,105,979

				7,316,407

Total Yankee Corporate Bonds and Notes (Cost $102,903,492)				109,549,500

Yankee Government Bonds: 1.56%
Abu Dhabi 144A	3.88	4-16-2050	2,600,000	3,164,476
Bermuda 144A	3.38	8-20-2050	1,455,000	1,522,658
Bermuda 144A	3.72	1-25-2027	410,000	450,180
Mexico	4.75	4-27-2032	3,615,000	4,137,368
Provincia de Cordoba 144A	7.13	6-10-2021	1,750,000	1,281,000
Provincia de Santa Fe 144A	7.00	3-23-2023	2,000,000	1,580,020
Republic of Argentina †	6.88	4-22-2021	1,280,000	616,320
Republic of Argentina †	6.88	1-11-2048	1,000,000	428,510

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  25

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Republic of Argentina †	7.50%	4-22-2026	$1,350,000	$614,264
Republic of Kenya 144A	8.25	2-28-2048	750,000	753,750
Republic of Paraguay 144A	5.40	3-30-2050	1,000,000	1,259,010
Republic of Senegal 144A	6.25	5-23-2033	750,000	771,641
Saudi Arabia 144A	4.50	4-22-2060	1,870,000	2,326,953
Ukraine 144A	7.38	9-25-2032	1,200,000	1,214,851

Total Yankee Government Bonds (Cost $20,669,653)				20,121,001

	Yield		Shares
Short-Term Investments: 7.32%

Investment Companies: 7.32%
Securities Lending Cash Investments LLC (l)(r)(u)	0.09		263,640	263,640
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		94,304,438	94,304,438

Total Short-Term Investments (Cost $94,568,078)				94,568,078

Total investments in securities (Cost $1,255,581,539)	100.81%	1,302,737,464

Other assets and liabilities, net	(0.81)	(10,507,971)

Total net assets	100.00%	$1,292,229,493

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

%%	The security is purchased on a when-issued basis.
¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
†	Non-income-earning security
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

BAM	Build America Mutual Assurance Company

BRL	Brazilian real

CAB	Capital appreciation bond

EUR	Euro

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

HUF	Hungarian forint

LIBOR	London Interbank Offered Rate

PLN	Polish zloty

SOFR	Secured Overnight Financing Rate

TIPS	Treasury Inflation-Protected Securities

TVA	Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2020

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year Canadian Treasury Bonds	395	12-18-2020	$46,003,759	$45,709,587	$0	$(294,172)

U.S. Long Term Bonds	111	12-21-2020	19,765,132	19,504,781	0	(260,351)

U.S. Ultra Bond	118	12-21-2020	26,605,900	26,066,938	0	(538,962)

5-Year U.S. Treasury Notes	628	12-31-2020	79,112,895	79,147,625	34,730	0

2-Year U.S. Treasury Notes	1,479	12-31-2020	326,685,502	326,778,116	92,614	0

Short

Euro-BOBL Futures	(135)	9-8-2020	(21,658,364)	(21,689,199)	0	(30,835)

Euro-Bund Futures	(230)	9-8-2020	(48,112,046)	(48,186,048)	0	(74,002)

Euro-Schatz Futures	(67)	9-8-2020	(8,959,985)	(8,956,099)	3,886	0

10-Year Ultra Futures	(274)	12-21-2020	(43,655,806)	(43,685,875)	0	(30,069)

10-Year U.S. Treasury Notes	(6)	12-21-2020	(833,802)	(835,500)	0	(1,698)

					$131,230	$(1,230,089)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

30,090,462 USD	26,609,034 EUR	Citibank	9-30-2020	$0	$(1,683,506)

4,014,870 USD	3,400,000 EUR	Citibank	9-30-2020	0	(45,086)

5,660,993 USD	5,000,000 EUR	Citibank	9-30-2020	0	(309,529)

				$0	$(2,038,121)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid	Unrealized gains	Unrealized losses

Sell protection

Markit iTraxx Europe Crossover	5.00%	Quarterly	12-20-2024	EUR 4,000,000	$370,925	$(44,748)	$415,673	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	5,227,379	194,336,856	(199,301,921)	$1,388	$(62)	$138,799	#	$263,640
Wells Fargo Government Money Market Fund Select Class	86,371,118	647,276,215	(639,342,895)	0	0	526,177		94,304,438

				$1,388	$(62)	$664,976		$94,568,078	7.32%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  27

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities (including $258,378 of securities loaned), at value (cost $1,161,013,461)	$1,208,169,386
Investments in affiliated securities, at value (cost $94,568,078)	94,568,078
Cash at broker segregated for centrally cleared swaps	420,684
Cash at broker segregated for forward foreign currency contracts	1,920,000
Cash at broker segregated for open futures contracts	4,723,072
Due from broker	546,854
Principal paydown receivable	48
Receivable for Fund shares sold	18,057,482
Receivable for interest	7,565,176
Receivable for daily variation margin on centrally cleared swaps	4,092
Receivable for daily variation margin on open futures contracts	332,537
Receivable for securities lending income, net	9,293
Prepaid expenses and other assets	292,694

Total assets	1,336,609,396

Liabilities
Payable upon receipt of securities loaned	260,600
Payable for when-issued transactions	34,426,930
Payable for Fund shares redeemed	6,583,334
Overdraft due to custodian bank	546,854
Unrealized losses on forward foreign currency contracts	2,038,121
Management fee payable	303,614
Administration fees payable	102,736
Distribution fee payable	17,689
Trustees’ fees and expenses payable	2,522
Accrued expenses and other liabilities	97,503

Total liabilities	44,379,903

Total net assets	$1,292,229,493

Net assets consist of
Paid-in capital	$1,197,608,337
Total distributable earnings	94,621,156

Total net assets	$1,292,229,493

Computation of net asset value and offering price per share
Net assets – Class A	$264,365,887
Shares outstanding – Class A1	19,192,846
Net asset value per share – Class A	$13.77
Maximum offering price per share – Class A2	$14.42
Net assets – Class C	$28,342,015
Shares outstanding – Class C1	2,058,959
Net asset value per share – Class C	$13.77
Net assets – Class R6	$83,260,040
Shares outstanding – Class R6[1]	6,035,760
Net asset value per share – Class R6	$13.79
Net assets – Administrator Class	$80,099,101
Shares outstanding – Administrator Class[1]	5,825,989
Net asset value per share – Administrator Class	$13.75
Net assets – Institutional Class	$836,162,450
Shares outstanding – Institutional Class[1]	60,640,649
Net asset value per share – Institutional Class	$13.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Core Plus Bond Fund

Statement of operations—year ended August 31, 2020

Investment income
Interest	$33,275,023
Dividends	1,657,628
Income from affiliated securities	588,926

Total investment income	35,521,577

Expenses
Management fee	4,644,391
Administration fees
Class A	397,088
Class C	35,152
Class R6	20,179
Administrator Class	66,544
Institutional Class	531,839
Shareholder servicing fees
Class A	619,717
Class C	54,926
Administrator Class	166,331
Distribution fee
Class C	164,776
Custody and accounting fees	59,578
Professional fees	70,687
Registration fees	120,040
Shareholder report expenses	72,168
Trustees’ fees and expenses	21,326
Other fees and expenses	18,700

Total expenses	7,063,442
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,586,779)
Class A	(21,884)
Class C	(17)
Administrator Class	(32,615)

Net expenses	5,422,147

Net investment income	30,099,430

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	35,737,320
Affiliated securities	1,388
Futures contracts	10,173,090
Forward foreign currency contracts	2,201,490
Credit default swap contracts	147,511

Net realized gains on investments	48,260,799

Net change in unrealized gains (losses) on
Unaffiliated securities	17,840,767
Affiliated securities	(62)
Futures contracts	(1,339,017)
Forward foreign currency contracts	(3,501,691)
Credit default swap contracts	371,712

Net change in unrealized gains (losses) on investments	13,371,709

Net realized and unrealized gains (losses) on investments	61,632,508

Net increase in net assets resulting from operations	$91,731,938

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  29

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$30,099,430		$20,538,054
Net realized gains on investments		48,260,799		8,587,464
Net change in unrealized gains (losses) on investments		13,371,709		37,270,326

Net increase in net assets resulting from operations		91,731,938		66,395,844

Distributions to shareholders from net investment income and net realized gains
Class A		(8,171,769)		(6,574,947)
Class C		(549,882)		(370,804)
Class R6		(2,452,657)		(1,715,047)
Administrator Class		(2,263,862)		(771,693)
Institutional Class		(23,463,205)		(10,270,164)

Total distributions to shareholders		(36,901,375)		(19,702,655)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,415,044	45,155,629	2,680,470	33,438,451
Class C	1,052,336	13,908,235	481,331	6,064,332
Class R6	1,642,751	21,915,029	1,501,220	18,804,815
Administrator Class	2,516,024	33,041,254	3,315,239	42,606,846
Institutional Class	45,235,915	595,518,013	29,266,462	369,237,004

		709,538,160		470,151,448

Reinvestment of distributions
Class A	579,700	7,576,693	489,790	6,110,716
Class C	37,616	492,207	27,365	340,533
Class R6	151,605	1,988,286	108,554	1,359,721
Administrator Class	173,041	2,259,572	61,503	767,914
Institutional Class	1,533,691	20,105,074	744,184	9,339,392

		32,421,832		17,918,276

Payment for shares redeemed
Class A	(3,579,677)	(46,707,885)	(3,117,801)	(38,772,694)
Class C	(420,883)	(5,548,980)	(794,733)	(9,880,274)
Class R6	(526,084)	(6,893,021)	(518,426)	(6,649,954)
Administrator Class	(1,247,359)	(16,107,146)	(1,625,234)	(20,018,219)
Institutional Class	(26,157,510)	(337,958,968)	(11,506,592)	(142,716,810)

		(413,216,000)		(218,037,951)

Net increase in net assets resulting from capital share transactions		328,743,992		270,031,773

Total increase in net assets		383,574,555		316,724,962

Net assets
Beginning of period		908,654,938		591,929,976

End of period		$1,292,229,493		$908,654,938

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.09	$12.27	$12.71	$12.70	$12.14
Net investment income	0.34	0.37	0.34	0.36 [1]	0.33
Net realized and unrealized gains (losses) on investments	0.77	0.80	(0.45)	(0.01)	0.60

Total from investment operations	1.11	1.17	(0.11)	0.35	0.93
Distributions to shareholders from
Net investment income	(0.36)	(0.35)	(0.33)	(0.33)	(0.33)
Net realized gains	(0.07)	0.00	0.00	(0.01)	(0.04)

Total distributions to shareholders	(0.43)	(0.35)	(0.33)	(0.34)	(0.37)
Net asset value, end of period	$13.77	$13.09	$12.27	$12.71	$12.70
Total return[2]	8.72%	9.74%	(0.84)%	2.78%	7.78%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.91%	0.92%	0.93%	0.93%
Net expenses	0.72%	0.73%	0.73%	0.76%	0.84%
Net investment income	2.60%	2.99%	2.63%	2.88%	2.76%
Supplemental data
Portfolio turnover rate	130%	89%	148%	199%	288%
Net assets, end of period (000s omitted)	$264,366	$245,879	$229,688	$255,668	$349,852

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.09	$12.26	$12.71	$12.70	$12.14
Net investment income	0.23	0.28	0.23	0.26	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.78	0.81	(0.44)	(0.01)	0.59

Total from investment operations	1.01	1.09	(0.21)	0.25	0.83
Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.24)	(0.23)	(0.23)
Net realized gains	(0.07)	0.00	0.00	(0.01)	(0.04)

Total distributions to shareholders	(0.33)	(0.26)	(0.24)	(0.24)	(0.27)
Net asset value, end of period	$13.77	$13.09	$12.26	$12.71	$12.70
Total return[2]	7.85%	8.91%	(1.66)%	2.01%	6.99%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.66%	1.67%	1.68%	1.68%
Net expenses	1.48%	1.48%	1.48%	1.51%	1.59%
Net investment income	1.85%	2.25%	1.89%	2.12%	2.00%
Supplemental data
Portfolio turnover rate	130%	89%	148%	199%	288%
Net assets, end of period (000s omitted)	$28,342	$18,195	$20,550	$19,036	$21,216

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$13.11	$12.28	$12.73	$12.59
Net investment income	0.39 [2]	0.41	0.39	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.77	0.82	(0.46)	0.12

Total from investment operations	1.16	1.23	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.41)	(0.40)	(0.38)	(0.30)
Net realized gains	(0.07)	0.00	0.00	(0.01)

Total distributions to shareholders	(0.48)	(0.40)	(0.38)	(0.31)
Net asset value, end of period	$13.79	$13.11	$12.28	$12.73
Total return[3]	9.10%	10.14%	(0.55)%	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.53%	0.54%	0.55%
Net expenses	0.35%	0.35%	0.35%	0.35%
Net investment income	2.98%	3.36%	3.05%	3.12%
Supplemental data
Portfolio turnover rate	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$83,260	$62,522	$45,159	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.07	$12.25	$12.69	$12.68	$12.12
Net investment income	0.35	0.38	0.35	0.37	0.34
Net realized and unrealized gains (losses) on investments	0.77	0.81	(0.44)	(0.01)	0.60

Total from investment operations	1.12	1.19	(0.09)	0.36	0.94
Distributions to shareholders from
Net investment income	(0.37)	(0.37)	(0.35)	(0.34)	(0.34)
Net realized gains	(0.07)	0.00	0.00	(0.01)	(0.04)

Total distributions to shareholders	(0.44)	(0.37)	(0.35)	(0.35)	(0.38)
Net asset value, end of period	$13.75	$13.07	$12.25	$12.69	$12.68
Total return	8.85%	9.88%	(0.74)%	2.90%	7.92%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.85%	0.86%	0.87%	0.87%
Net expenses	0.62%	0.62%	0.62%	0.66%	0.72%
Net investment income	2.71%	3.07%	2.74%	2.97%	2.84%
Supplemental data
Portfolio turnover rate	130%	89%	148%	199%	288%
Net assets, end of period (000s omitted)	$80,099	$57,316	$32,241	$41,806	$71,133

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.11	$12.28	$12.72	$12.71	$12.15
Net investment income	0.38	0.39	0.37 [1]	0.38	0.36
Net realized and unrealized gains (losses) on investments	0.77	0.83	(0.44)	0.01	0.60

Total from investment operations	1.15	1.22	(0.07)	0.39	0.96
Distributions to shareholders from
Net investment income	(0.40)	(0.39)	(0.37)	(0.37)	(0.36)
Net realized gains	(0.07)	0.00	0.00	(0.01)	(0.04)

Total distributions to shareholders	(0.47)	(0.39)	(0.37)	(0.38)	(0.40)
Net asset value, end of period	$13.79	$13.11	$12.28	$12.72	$12.71
Total return	9.05%	10.17%	(0.52)%	3.10%	8.05%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.58%	0.59%	0.60%	0.60%
Net expenses	0.40%	0.40%	0.40%	0.44%	0.58%
Net investment income	2.92%	3.29%	3.00%	3.17%	3.04%
Supplemental data
Portfolio turnover rate	130%	89%	148%	199%	288%
Net assets, end of period (000s omitted)	$836,162	$524,743	$264,292	$163,387	$79,687

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  35

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

36  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from

Wells Fargo Core Plus Bond Fund  |  37

Notes to financial statements

the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

38  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,254,137,213 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$65,591,091

Gross unrealized losses	(19,712,147)

Net unrealized gains	$45,878,944

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Core Plus Bond Fund  |  39

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Investments in:

Agency securities	$0	$160,348,347	$0	$160,348,347

Asset-backed securities	0	64,693,764	0	64,693,764

Corporate bonds and notes	0	351,482,169	0	351,482,169

Exchange-traded funds	71,937,518	0	0	71,937,518

Foreign corporate bonds and notes	0	49,614,053	0	49,614,053

Foreign government bonds	0	8,346,036	0	8,346,036

Loans	0	2,347,099	0	2,347,099

Municipal obligations	0	17,276,250	0	17,276,250

Non-agency mortgage-backed securities	0	238,348,410	0	238,348,410

U.S. Treasury securities	114,105,239	0	0	114,105,239

Yankee corporate bonds and notes	0	109,549,500	0	109,549,500

Yankee government bonds	0	20,121,001	0	20,121,001

Short-term investments

Investment companies	94,568,078	0	0	94,568,078

	280,610,835	1,022,126,629	0	1,302,737,464

Futures contracts	131,230	0	0	131,230

Credit default swap contracts	0	415,673	0	415,673

Total assets	$280,742,065	$1,022,542,302	$0	$1,303,284,367

Liabilities

Futures contracts	$1,230,089	$0	$0	$1,230,089

Forward foreign currency contracts	0	2,038,121	0	2,038,121

Total liabilities	$1,230,089	$2,038,121	$0	$3,268,210

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

40  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.450%

Next $500 million	0.425

Next $2 billion	0.400

Next $2 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.320

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.35% for Class R6 shares, 0.62% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $18,339 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2020.

Wells Fargo Core Plus Bond Fund  |  41

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$845,694,158	$1,004,602,893	$800,643,378	$528,488,720

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

BNP Paribas Securities Corporation	$155,231	$(155,231)	$0

UBS Securities LLC	103,147	(103,147)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts to hedge risks and/or enhance total returns.

The volume of the Fund’s derivative activity during the year ended August 31, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$297,817,869

Average notional balance on short futures	79,921,170

Forward foreign currency contracts

Average contract amounts to buy	16,871,945

Average contract amounts to sell	58,095,094

Credit default swap contracts

Average notional balance	9,184,563

42  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$131,230	*	Unrealized losses on futures contracts	$1,230,089	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	0		Unrealized losses on forward foreign currency contracts	2,038,121

Credit risk	Net unrealized gains on swap contracts	415,673	*	Net unrealized losses on swap contracts	0	*

		$546,903			$3,268,210

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of August 31, 2020 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$10,173,090	$0	$0	$10,173,090

Foreign currency risk	0	2,201,490	0	2,201,490

Credit risk	0	0	147,511	147,511

	$10,173,090	$2,201,490	$147,511	$12,522,091

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(1,339,017)	$0	$0	$(1,339,017)

Foreign currency risk	0	(3,501,691)	0	(3,501,691)

Credit risk	0	0	371,712	371,712

	$(1,339,017)	$(3,501,691)	$371,712	$(4,468,996)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities

Wells Fargo Core Plus Bond Fund  |  43

Notes to financial statements

in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities

Citibank	$2,038,121	$0	$(1,920,000)	$118,121

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Year ended August 31

	2020	2019

Ordinary income	$33,116,191	$19,702,655

Long-term capital gain	3,785,184	0

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$31,684,940	$17,074,232	$45,878,944

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

44  |  Wells Fargo Core Plus Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Plus Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo Core Plus Bond Fund  |  45

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,785,184 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $67,497 of income dividends paid during the fiscal year ended August 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2020, $21,107,534 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2020, $1,848,792 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2020, 3.23% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

46  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Core Plus Bond Fund  |  47

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Core Plus Bond Fund  |  49

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Plus Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

50  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the five- and ten-year periods ended March 31, 2020, and lower than its benchmark index for the one- and three-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Core Plus Bond Fund  |  51

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

52  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Core Plus Bond Fund  |  53

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

54  |  Wells Fargo Core Plus Bond Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Core Plus Bond Fund  |  55

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00412 10-20

A219/AR219 08-20

Annual Report

August 31, 2020

Wells Fargo

Short Duration Government Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short Duration Government Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short Duration Government Bond Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Short Duration Government Bond Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Short Duration Government Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with every purchase made on or after September 21, 2020

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Short Duration Government Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (MSDAX)	3-11-1996	1.34	1.20	1.10	3.41	1.61	1.30	0.81	0.78

Class C (MSDCX)	5-31-2002	1.64	0.87	0.56	2.64	0.87	0.56	1.56	1.53

Class R6 (MSDRX)[3]	11-30-2012	–	–	–	3.83	2.05	1.75	0.43	0.37

Administrator Class (MNSGX)	12-18-1992	–	–	–	3.60	1.81	1.51	0.75	0.60

Institutional Class (WSGIX)	4-8-2005	–	–	–	3.78	2.00	1.69	0.48	0.42

Bloomberg Barclays U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	3.48	1.88	1.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Bloomberg Barclays U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1–3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Short Duration Government Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charge) underperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2020.

∎

The Fund has out-of-benchmark allocations to high-quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), which detracted marginally from performance, while a small allocation to non-agency MBS added to performance.

∎	Positioning and security selection within agency mortgage-backed pass-through securities (MBS) added to performance as mortgage spreads tightened following the sharp sell-off in March.

∎	Security selection and positioning in adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) contributed nicely to performance.

Ten largest holdings (%) as of August 31, 2020[6]

U.S. Treasury Note, 0.13%, 6-30-2022	5.26

U.S. Treasury Note , 2.38%, 3-15-2022	5.18

U.S. Treasury Note, 0.25%, 6-15-2023	3.54

U.S. Treasury Note, 0.13%, 7-15-2023	3.47

U.S. Treasury Note, 0.13%, 7-31-2022	3.31

FNMA, 2.50%, 11-12-2050	2.98

FNMA, 2.00%, 9-17-2035	2.92

FHLMC Series 4940 Class AG, 3.00%, 5-15-2040	2.82

FNMA Series 2019-33 Class MA, 3.50%, 7-25-2055	2.80

GNMA, 5.50%, 5-20-2049	2.62

The economy and markets were favorable.

Despite trade tensions presenting a clear overhang along with political uneasiness with China, such as its own tensions with Hong Kong, the U.S. economy coasted into calendar year-end with sub-trend growth while stocks and credit were performing well. Slowing manufacturing surveys amid ongoing uncertainties on trade, weak export performance, and the impact of the General Motors strike and Boeing’s production halt all loomed large.

As we moved into 2020, concerns around the broadening scope of the coronavirus outbreak began to simmer, adding to a high degree of uncertainty in the U.S. and global economies. The outbreak of the coronavirus intensified and spread from mainland China into several other countries during February, first erupting in Italy and Iran before moving to the United States and elsewhere throughout the globe, sending shockwaves through financial markets.

While signs of economic strength were emerging early in the year, moves toward shutdowns of all but essential activity to contain the spread of the virus are having profound effects on world economies. Early indicators suggest unprecedented declines in economic activity coupled with a rapid rise of unemployment as companies furlough workers to mitigate the impact of lost revenue and to conserve liquidity. Consensus forecasts for second-quarter U.S. gross domestic product suggest a decline of 30% to 35% with the unemployment rate moving past 15%.

Quite understandably, the outset of the pandemic contributed to periods of extreme volatility in financial markets. U.S. fixed-income markets seized up in a dramatic rush for cash, on behalf of both corporate and investor participants, and prices plunged across the spectrum of our opportunity set amid violent technical moves. Policymakers responded swiftly, using the playbook from the 2008 financial crisis but with far more firepower and all in a period of a few weeks. The Federal Reserve (Fed) lowered rates to near zero and announced a broad array of liquidity support measures, such as buying sufficient Treasuries and agency mortgages to support smooth market functioning after high volatility and coordinating with the U.S. Department of the Treasury to provide lending power for purchases of asset-backed securities (ABS), commercial paper, money markets, small business loans, and investment-grade corporate issuance. Further, Congress provided $2 trillion of fiscal stimulus on a broad bipartisan basis to support workers and affected sectors, with additional packages likely forthcoming. Foreign countries are following with fiscal and monetary stimulus of their own, and there are early signs of stepped-up international coordination from the International Monetary Fund and G-20.

While there is hope for the stimulus measures to provide a bridge to eventual reopenings, rapidly improving U.S. economic data released late in the second quarter and in the third quarter reflected an economy beginning to restart. While we expect a continuing trend of encouraging economic signals, the financial markets are clearly looking beyond the current fundamentals.

Stocks and credit markets have responded to enormous stimulus measures driving record inflows into riskier assets, including credit strategies. At period-end, the S&P 500 Index7 was up more than 56% from its 52-week low on March 23 and credit funds were reporting an accelerating pace of inflows, fueling the incredibly strong technical conditions.

Please see footnotes on page 7.

8  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[8]

Portfolio positioning continues to be driven by our bottom-up research and selection.

We ended August with approximately 13% of the portfolio in agency CMOs, 12% in high-quality ABS and CMBS, 36% in agency MBS, 6% in mortgage hybrid ARMs, 5% in non-agency MBS, 1% in high-quality corporate and covered bonds, and the remainder in U.S. Treasury and agency debt. We remain overweight the MBS, ABS, and CMBS sectors and underweight the agency and U.S. Treasury sectors. Throughout the month and driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to two-year risk versus the benchmark.

Our nongovernment exposure declined modestly during the year. We increased our overweight to private student loans while reducing our exposure to rental car ABS. We also increased exposure slightly to non-agency residential MBS (non-qualified mortgages) during the year. Auto ABS positioning moved lower from sales of non-amortizing auto ABS and two-year prime auto on strong performance.

Our outlook is cautiously optimistic.

The U.S. and global economy continued to recover in August as consumers and businesses alike adjust to the new environment. Following a historic decline in activity with second-quarter U.S. gross domestic product (GDP) declining at an annualized rate of approximately 33% on health-related shutdowns, a fairly strong recovery is now unfolding for the third quarter, with GDP tracking up more than 25% annualized. Manufacturing surveys continue to indicate that a historic bounce-back in production is underway, with new orders strengthening in August, building on June and July. Services activity continues to rebound strongly, despite constraints of segments that haven’t reopened. While time to full recovery will likely be measured in months and quarters, some industries are now realizing the benefit of new or pent-up demand, especially as supply bottlenecks in some categories begin to abate. Sectors enjoying some surprising strength include housing, autos, home furnishings, technology services, and stay-at-home categories such as food, while areas of weakness remain transportation products, petroleum, dining, clothing, and entertainment. Bigger-ticket consumer items continue to be helped by strong savings rates, low interest rates, and ample credit availability, while federal stimulus checks and unemployment benefits have contributed to good consumer credit performance. Despite concerns of corporate layoffs, interest in hiring remains good, and more than one-third of lost jobs have now been restored. Corporations’ ample access to bank and capital markets, success in cost-cutting, and a rebound in new orders have effectively put aside concerns of integrity of the supply chain. On an international basis, China and several Asian markets appear to be recovering relatively quickly, with traditional emerging markets seeing signs of a recovery, albeit slower than some major markets, as imports are compressed until savings rates improve further.

As the economy recovers, monetary and fiscal policymakers remain determined to sustain a forceful policy response, shifting their objectives to focus on shortfall mitigating strategies over the coming months and years. Monetary policymakers seem keen to support near-zero interest rates and the flow of credit in order to promote a sustainable recovery. Measures of inflation, while now fairly strong for three consecutive months on a month-over-month basis, still remain far below year-over-year targets, and unemployment, while rebounding nicely, is still at recessionary levels. To that end, the Fed announced its long-anticipated review of monetary policy, which included a historic statement that it will seek to maximize broad and inclusive employment and target an average inflation rate of 2% over time, including pursuing an inflation rate above 2% following periods of inflation below the figure, which has been the case for many years. The updated strategy seeks to mitigate concerns that policy could be prone to persistent shortfall risks if performance over time is not taken into consideration. The practical effect will be that near-zero policy rates and asset purchases could continue until there’s evidence of inflation trending moderately above 2%. There could be implications for the shape of the yield curve, however, as a credible policy would solidify inflation expectations and lead to higher longer-dated yields. On the fiscal front, Congress continues to debate further fiscal stimulus in September, which would likely exceed $1 trillion. International actors continue to pursue use of policy space, bolstered by substantially improved dollar liquidity, supporting a historic recovery of local currencies and foreign exchange reserves.

A clear unknown, however, remains the course of the coronavirus both in the U.S. and globally. Following an acceleration of virus spread in June or July, it appears that growth rates of cases, while remaining high, have slowed as the public responded with

Please see footnotes on page 7.

Wells Fargo Short Duration Government Bond Fund  |  9

Performance highlights (unaudited)

additional distancing measures, some areas of flare-ups notwithstanding. Consensus on further reopening of sectors remains elusive. For example, several universities and public schools have delayed or reversed course on reopening plans while others are proceeding. On the other hand, prospects for a vaccine, more rapid testing, and treatments seemed to recently brighten with potential groundbreaking announcements by year-end.

Looking into the fall, which has historically been a volatile period, market participants will also be more closely scrutinizing the upcoming presidential election for policy implications, as well as longer-term structural shifts in the economy and society, such as inequality, that emerge from recent events. Macroeconomic concerns, while a lower priority than supporting the economy, could also be brought back on the table, if growth looks unbalanced or broad-based stimulus leads to asset price concerns absent greater policy targeting.

Consistent with our bottom-up process, we maintain a neutral duration. We seek to remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

10  |  Wells Fargo Short Duration Government Bond Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,015.14	$3.95	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96	0.78%

Class C

Actual	$1,000.00	$1,011.30	$7.74	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.76	1.53%

Class R6

Actual	$1,000.00	$1,017.19	$1.88	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.28	$1.88	0.37%

Administrator Class

Actual	$1,000.00	$1,016.05	$3.04	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05	0.60%

Institutional Class

Actual	$1,000.00	$1,016.95	$2.13	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$2.14	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Short Duration Government Bond Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 54.68%
FHLMC (12 Month LIBOR +1.65%) ±	2.35%	3-1-2043	$1,321,829	$1,366,553
FHLMC	2.50	11-1-2028	5,617,121	5,965,022
FHLMC (12 Month LIBOR +1.76%) ±	2.59	12-1-2042	1,930,313	1,996,318
FHLMC (12 Month LIBOR +1.64%) ±	2.87	7-1-2047	4,913,877	5,122,725
FHLMC (12 Month LIBOR +1.84%) ±	3.39	5-1-2042	1,356,699	1,423,931
FHLMC	3.50	3-1-2031	1,673,988	1,809,984
FHLMC	4.00	10-1-2033	584,396	657,653
FHLMC	4.00	1-1-2034	555,792	625,365
FHLMC	4.00	5-15-2039	701,968	713,168
FHLMC	4.00	7-1-2049	6,674,554	7,337,735
FHLMC	4.50	4-1-2031	1,184,832	1,304,436
FHLMC	4.50	11-1-2048	5,713,505	6,382,129
FHLMC Multifamily Structured Pass-Through Certificates Series KI02 Class A (1 Month LIBOR +0.20%) ±	0.35	2-25-2023	143,248	143,188
FHLMC Series 3632 Class PK	5.00	2-15-2040	3,003,574	3,365,828
FHLMC Series 3653 Class AU	4.00	4-15-2040	977,745	1,053,853
FHLMC Series 3738 Class BP	4.00	12-15-2038	443,998	448,674
FHLMC Series 4239 Class AB	4.00	12-15-2039	469,349	475,954
FHLMC Series 4426 Class QC	1.75	7-15-2037	4,774,285	4,941,255
FHLMC Series 4788 Class GL	4.50	7-15-2042	3,598,709	3,621,971
FHLMC Series 4891 Class PA	3.50	7-15-2048	2,241,403	2,350,052
FHLMC Series 4940 Class AG	3.00	5-15-2040	16,062,398	17,059,402
FNMA %%	2.00	9-17-2035	17,000,000	17,687,969
FNMA %%	2.00	11-17-2035	2,100,000	2,180,309
FNMA (12 Month LIBOR +1.69%) ±	2.43	11-1-2042	2,500,639	2,590,188
FNMA (12 Month LIBOR +1.57%) ±	2.47	9-1-2045	2,032,546	2,105,071
FNMA %%	2.50	10-14-2050	1,500,000	1,575,954
FNMA %%	2.50	11-12-2050	17,200,000	18,035,037
FNMA (12 Month LIBOR +1.60%) ±	2.53	10-1-2046	3,466,403	3,595,683
FNMA (12 Month LIBOR +1.59%) ±	2.67	1-1-2046	2,357,615	2,447,161
FNMA (12 Month LIBOR +1.58%) ±	2.68	2-1-2046	3,359,865	3,478,528
FNMA (12 Month LIBOR +1.58%) ±	2.76	6-1-2045	1,430,752	1,483,542
FNMA (12 Month LIBOR +1.60%) ±	2.88	7-1-2046	6,927,859	7,178,427
FNMA	3.00	4-1-2035	5,948,536	6,422,138
FNMA	3.50	6-1-2035	2,131,839	2,359,316
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	3.96	3-1-2049	3,293,252	3,444,048
FNMA	4.00	4-1-2032	470,822	513,728
FNMA	4.00	10-1-2033	768,077	850,595
FNMA	4.00	2-1-2034	4,550,713	4,923,214
FNMA	4.00	7-1-2034	1,035,523	1,137,500
FNMA	4.50	6-1-2048	2,053,540	2,253,938
FNMA	4.50	7-1-2048	4,318,071	4,796,481
FNMA	4.50	10-1-2048	11,659,880	13,104,940
FNMA	4.50	3-1-2049	3,672,601	4,030,346
FNMA	4.50	11-1-2049	2,271,694	2,575,011
FNMA	5.00	10-1-2040	1,126,942	1,296,476
FNMA	5.00	5-1-2046	441,544	506,661
FNMA	5.00	8-1-2048	2,360,872	2,641,625
FNMA	5.00	1-1-2049	9,718,564	10,869,876
FNMA	5.00	1-1-2049	4,324,631	4,866,208
FNMA	5.00	2-1-2049	231,278	259,334
FNMA	5.00	3-1-2049	446,434	500,342
FNMA	5.00	3-1-2049	1,715,178	1,911,159
FNMA	5.00	8-1-2049	6,132,141	6,940,674
FNMA	5.00	11-1-2049	5,181,118	5,849,149
FNMA	5.00	12-1-2049	2,255,262	2,603,512

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	5.50%	6-1-2049	$6,060,385	$7,089,793
FNMA Series 2009-20 Class DT	4.50	4-25-2039	1,740,955	1,979,808
FNMA Series 2011-14 Class GD	4.00	4-25-2040	1,762,928	1,821,532
FNMA Series 2013-103 Class H	4.50	3-25-2038	1,163,075	1,182,441
FNMA Series 2013-71 Class AC	2.00	3-25-2038	1,317,079	1,323,748
FNMA Series 2013-90 Class A	4.00	11-25-2038	1,334,805	1,350,769
FNMA Series 2015-57 Class AB	3.00	8-25-2045	2,578,444	2,786,111
FNMA Series 2019-33 Class MA	3.50	7-25-2055	16,172,439	16,973,854
GNMA	4.00	9-20-2044	1,759,034	1,919,712
GNMA	4.00	12-20-2044	2,098,816	2,288,950
GNMA	4.00	1-20-2045	1,397,126	1,523,877
GNMA	4.00	4-20-2048	5,842,990	6,249,144
GNMA	4.50	3-20-2048	1,937,143	2,115,834
GNMA	4.50	6-20-2048	6,307,359	6,825,791
GNMA	4.50	6-20-2048	2,539,976	2,761,236
GNMA	4.50	8-20-2048	2,700,811	2,949,344
GNMA	4.50	10-20-2048	613,354	663,674
GNMA	4.50	2-20-2049	3,896,088	4,253,904
GNMA	4.50	4-20-2049	919,919	1,004,136
GNMA	5.00	10-15-2039	790,102	892,899
GNMA	5.00	3-20-2048	1,557,863	1,704,010
GNMA	5.00	6-20-2048	325,184	367,199
GNMA	5.00	6-20-2048	186,300	207,354
GNMA	5.00	7-20-2048	221,269	241,206
GNMA	5.00	9-20-2048	1,614,841	1,761,076
GNMA	5.00	3-20-2049	1,730,687	1,918,331
GNMA	5.00	3-20-2049	454,189	507,269
GNMA	5.00	4-20-2049	3,237,782	3,614,826
GNMA	5.00	5-20-2049	2,823,561	3,150,175
GNMA	5.50	1-20-2049	212,335	233,536
GNMA	5.50	5-20-2049	14,453,452	15,852,958
GNMA Series 2011-137 Class WA ±±	5.57	7-20-2040	2,279,223	2,686,278
GNMA Series 2012-141 Class WD ±±	4.96	7-20-2040	2,031,806	2,337,214
GNMA Series 2017-99 Class DE	2.50	7-20-2045	2,741,036	2,807,743
GNMA Series 2018-154 Class WP	3.50	11-20-2048	553,747	582,255
GNMA Series 2018-36 Class KC	3.00	2-20-2046	2,319,350	2,416,471
GNMA Series 2019-132 Class NA	3.50	9-20-2049	790,562	823,264
GNMA Series 2020-11 Class ME	2.50	2-20-2049	6,518,016	6,802,909

Total Agency Securities (Cost $323,228,001)				331,149,967

Asset-Backed Securities: 11.81%
Avis Budget Rental Car Funding LLC Series 2019-1A Class A 144A	3.45	3-20-2023	5,965,000	6,089,732
Ford Credit Auto Lease Trust Series 2020-B Class A4	0.69	10-15-2023	3,243,000	3,258,086
Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	4,380,000	4,510,432
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	4,060,000	4,393,767
GM Financial Consumer Automobile Receivables Trust Series 2020-2 Class A3	1.49	12-16-2024	1,413,000	1,445,309
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	6,158,858	6,304,682
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	10,897,666	11,018,380
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	0.40	1-25-2037	3,315,877	3,203,129
Nelnet Student Loan Trust Series 2012-1A Class A (1 Month LIBOR +0.80%) 144A ±	0.98	12-27-2039	2,049,200	2,009,552
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A ±	0.98	9-25-2065	4,732,783	4,681,743
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	1.13	11-25-2042	994,187	991,001
SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	0.38	10-27-2031	2,253,640	2,213,662
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.83	12-27-2038	4,987,875	4,907,321

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities (continued)
SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49%	6-15-2027	$1,411,797	$1,426,099
SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	1,514,459	1,536,588
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A ±	1.61	2-17-2032	1,550,825	1,550,941
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	5,231,000	5,224,454
SoFi Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A ±	1.28	10-27-2036	624,685	624,212
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A ±	1.13	1-25-2039	1,280,567	1,279,891
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A ±	1.03	7-25-2039	443,237	442,042
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A ±	0.88	3-26-2040	687,809	687,062
SoFi Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A ±	0.78	7-25-2040	706,050	703,465
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	1,118,942	1,137,126
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	1,850,665	1,887,763

Total Asset-Backed Securities (Cost $71,186,575)				71,526,439

Non-Agency Mortgage-Backed Securities: 4.97%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A ±±	3.63	3-25-2049	1,188,927	1,212,926
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A ±±	1.37	5-25-2065	3,000,000	2,999,998
Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	1,459,437	1,498,015
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	1,684,891	1,720,055
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class AAB	3.37	10-10-2047	465,916	487,176
Colt Funding LLC Series 2018-4 Class A1 144A ±±	4.01	12-28-2048	641,299	650,160
Colt Funding LLC Series 2019-1 Class A1 144A ±±	3.71	3-25-2049	438,764	444,152
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A1 144A ±±	2.24	2-25-2050	3,130,505	3,174,449
DBUBS Mortgage Trust Series 2011-LC2A Class A1 144A	3.53	7-10-2044	61,613	61,821
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	1,471,423	1,488,695
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	250,383	250,792
New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A ±±	3.60	4-25-2049	1,283,230	1,308,385
Verus Securitization Trust Series 2018-2 Class A1 144A ±±	3.68	6-1-2058	2,286,754	2,312,888
Verus Securitization Trust Series 2019-1 Class A1 144A ±±	3.84	2-25-2059	1,515,366	1,543,718
Verus Securitization Trust Series 2019-2 Class A1 144A ±±	2.91	7-25-2059	2,405,483	2,451,555
Verus Securitization Trust Series 2019-2 Class A1 144A ±±	3.21	5-25-2059	1,838,171	1,874,507
Verus Securitization Trust Series 2019-3 Class A1 144A ±±	2.69	11-25-2059	1,891,764	1,915,726
Verus Securitization Trust Series 2019-4 Class A1 144A	2.64	11-25-2059	1,556,532	1,590,698
Verus Securitization Trust Series 2020-2 Class A1 144A ±±	2.23	5-25-2060	3,093,071	3,110,848

Total Non-Agency Mortgage-Backed Securities (Cost $29,695,197)				30,096,564

U.S. Treasury Securities: 26.00%
U.S. Treasury Note	2.38	3-15-2022	30,360,000	31,397,695
U.S. Treasury Note	0.13	5-31-2022	12,270,000	12,265,686
U.S. Treasury Note	0.13	6-30-2022	31,873,000	31,863,040
U.S. Treasury Note	0.13	7-31-2022	20,053,000	20,045,950
U.S. Treasury Note	0.13	8-31-2022	800,000	799,844
U.S. Treasury Note	0.13	7-15-2023	21,007,000	20,993,871
U.S. Treasury Note	0.13	8-15-2023	8,762,000	8,755,155
U.S. Treasury Note	0.25	6-15-2023	21,387,000	21,448,822
U.S. Treasury Note	0.38	3-31-2022	776,000	778,789
U.S. Treasury Note	2.13	5-15-2022	8,830,000	9,126,978

Total U.S. Treasury Securities (Cost $157,398,198)				157,475,830

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 0.53%

Financials: 0.53%

Banks: 0.53%
HSBC Bank Canada 144A	0.95%	5-14-2023	$3,198,000	$3,236,578

Total Yankee Corporate Bonds and Notes (Cost $3,194,944)				3,236,578

	Yield		Shares
Short-Term Investments: 8.46%

Investment Companies: 8.46%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		51,203,298	51,203,298

Total Short-Term Investments (Cost $51,203,298)				51,203,298

Total investments in securities (Cost $635,906,213)	106.45%	644,688,676

Other assets and liabilities, net	(6.45)	(39,047,881)

Total net assets	100.00%	$605,640,795

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	653	12-31-2020	$144,212,210	$144,277,289	$65,079	$0

Short

10-Year Ultra Futures	(56)	12-21-2020	(8,890,325)	(8,928,500)	0	(38,175)

5-Year U.S. Treasury Notes	(376)	12-31-2020	(47,307,723)	(47,387,750)	0	(80,027)

					$65,079	$(118,202)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  15

Portfolio of investments—August 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$7,563,717	$639,211,834	$(595,572,253)	$0	$0	$134,611	$51,203,298	8.46%

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short Duration Government Bond Fund

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $584,702,915)	$593,485,378
Investments in affiliated securities, at value (cost $51,203,298)	51,203,298
Cash segregated for futures contracts	692,749
Receivable for investments sold	22,396,819
Principal paydown receivable	350,925
Receivable for Fund shares sold	1,821,940
Receivable for interest	1,499,440
Prepaid expenses and other assets	31,792

Total assets	671,482,341

Liabilities
Payable for when-issued transactions	61,754,298
Payable for investments purchased	3,003,509
Payable for Fund shares redeemed	704,964
Payable for daily variation margin on open futures contracts	43,515
Management fee payable	147,737
Dividends payable	53,503
Administration fees payable	43,058
Distribution fee payable	5,553
Trustees’ fees and expenses payable	3,375
Accrued expenses and other liabilities	82,034

Total liabilities	65,841,546

Total net assets	$605,640,795

Net assets consist of
Paid-in capital	$672,162,981
Total distributable loss	(66,522,186)

Total net assets	$605,640,795

Computation of net asset value and offering price per share
Net assets – Class A	$60,424,569
Shares outstanding – Class A1	6,133,872
Net asset value per share – Class A	$9.85
Maximum offering price per share – Class A2	$10.05
Net assets – Class C	$8,868,172
Shares outstanding – Class C1	898,869
Net asset value per share – Class C	$9.87
Net assets – Class R6	$48,371,083
Shares outstanding – Class R6[1]	4,892,411
Net asset value per share – Class R6	$9.89
Net assets – Administrator Class	$36,262,045
Shares outstanding – Administrator Class[1]	3,674,042
Net asset value per share – Administrator Class	$9.87
Net assets – Institutional Class	$451,714,926
Shares outstanding – Institutional Class[1]	45,781,386
Net asset value per share – Institutional Class	$9.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  17

Statement of operations—year ended August 31, 2020

Investment income
Interest	$12,046,830
Income from affiliated securities	134,611

Total investment income	12,181,441

Expenses
Management fee	1,996,329
Administration fees
Class A	53,033
Class C	13,846
Class R6	12,172
Administrator Class	37,214
Institutional Class	360,634
Shareholder servicing fees
Class A	82,823
Class C	21,620
Administrator Class	92,904
Distribution fee
Class C	64,796
Custody and accounting fees	60,040
Professional fees	53,700
Registration fees	78,804
Shareholder report expenses	65,487
Trustees’ fees and expenses	21,326
Other fees and expenses	20,029

Total expenses	3,034,757
Less: Fee waivers and/or expense reimbursements
Fund-level	(177,325)
Class A	(440)
Class R6	(12,172)
Administrator Class	(45,931)
Institutional Class	(142,544)

Net expenses	2,656,345

Net investment income	9,525,096

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	6,515,108
Futures contracts	598,689

Net realized gains on investments	7,113,797

Net change in unrealized gains (losses) on
Unaffiliated securities	4,016,136
Futures contracts	(62,698)

Net change in unrealized gains (losses) on investments	3,953,438

Net realized and unrealized gains (losses) on investments	11,067,235

Net increase in net assets resulting from operations	$20,592,331

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short Duration Government Bond Fund

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$9,525,096		$14,884,157
Net realized gains on investments		7,113,797		50,123
Net change in unrealized gains (losses) on investments		3,953,438		9,018,055

Net increase in net assets resulting from operations		20,592,331		23,952,335

Distributions to shareholders from net investment income and net realized gains
Class A		(688,464)		(753,979)
Class C		(119,451)		(226,983)
Class R6		(1,028,202)		(1,078,024)
Administrator Class		(861,324)		(1,529,339)
Institutional Class		(11,227,856)		(12,903,892)

Total distributions to shareholders		(13,925,297)		(16,492,217)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,032,194	39,684,604	617,334	5,934,764
Class C	431,607	4,241,099	106,035	1,018,014
Class R6	2,648,245	26,044,046	2,188,387	21,183,601
Administrator Class	455,653	4,477,225	238,230	2,291,607
Institutional Class	28,565,351	280,049,109	10,430,140	100,435,708

		354,496,083		130,863,694

Reinvestment of distributions
Class A	67,536	660,795	74,715	719,348
Class C	11,326	110,884	21,609	208,280
Class R6	90,769	891,016	93,340	902,462
Administrator Class	87,219	854,491	157,806	1,521,378
Institutional Class	1,100,654	10,779,244	1,279,269	12,338,544

		13,296,430		15,690,012

Payment for shares redeemed
Class A	(1,008,887)	(9,840,463)	(829,358)	(7,984,256)
Class C	(572,969)	(5,611,877)	(667,791)	(6,437,263)
Class R6	(2,144,187)	(20,987,705)	(1,664,571)	(16,097,185)
Administrator Class	(848,865)	(8,326,143)	(3,899,844)	(37,590,853)
Institutional Class	(29,552,849)	(289,715,629)	(17,338,426)	(166,712,595)

		(334,481,817)		(234,822,152)

Net increase (decrease) in net assets resulting from capital share transactions		33,310,696		(88,268,446)

Total increase (decrease) in net assets		39,977,730		(80,808,328)

Net assets
Beginning of period		565,663,065		646,471,393

End of period		$605,640,795		$565,663,065

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.73	$9.60	$9.85	$9.96	$10.02
Net investment income	0.15	0.21	0.14	0.07	0.07
Net realized and unrealized gains (losses) on investments	0.18	0.16	(0.20)	(0.03)	0.02

Total from investment operations	0.33	0.37	(0.06)	0.04	0.09
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.19)	(0.15)	(0.15)
Net asset value, end of period	$9.85	$9.73	$9.60	$9.85	$9.96
Total return[1]	3.41%	3.92%	(0.56)%	0.45%	0.90%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.80%	0.79%	0.78%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.32%	2.22%	1.36%	0.79%	0.70%
Supplemental data
Portfolio turnover rate	395%	635%	331%	348%	284%
Net assets, end of period (000s omitted)	$60,425	$29,618	$30,538	$51,890	$57,976

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.75	$9.62	$9.87	$9.98	$10.03
Net investment income (loss)	0.07	0.14 [1]	0.06 [1]	0.00 [1,2]	(0.01)
Net realized and unrealized gains (losses) on investments	0.18	0.16	(0.19)	(0.03)	0.03

Total from investment operations	0.25	0.30	(0.13)	(0.03)	0.02
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.12)	(0.08)	(0.07)
Net asset value, end of period	$9.87	$9.75	$9.62	$9.87	$9.98
Total return[3]	2.64%	3.14%	(1.30)%	(0.30)%	0.25%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.55%	1.54%	1.53%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	0.61%	1.49%	0.62%	0.04%	(0.05)%
Supplemental data
Portfolio turnover rate	395%	635%	331%	348%	284%
Net assets, end of period (000s omitted)	$8,868	$10,032	$15,093	$20,026	$27,454

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.77	$9.64	$9.89	$9.99	$10.05
Net investment income	0.19	0.25 [1]	0.16 [1]	0.12 [1]	0.12
Net realized and unrealized gains (losses) on investments	0.18	0.16	(0.17)	(0.02)	0.01

Total from investment operations	0.37	0.41	(0.01)	0.10	0.13
Distributions to shareholders from
Net investment income	(0.25)	(0.28)	(0.24)	(0.20)	(0.19)
Net asset value, end of period	$9.89	$9.77	$9.64	$9.89	$9.99
Total return	3.83%	4.34%	(0.14)%	0.96%	1.32%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.43%	0.42%	0.41%	0.40%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.77%	2.62%	1.64%	1.19%	1.11%
Supplemental data
Portfolio turnover rate	395%	635%	331%	348%	284%
Net assets, end of period (000s omitted)	$48,371	$41,987	$35,472	$172,106	$233,993

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.75	$9.62	$9.87	$9.98	$10.03
Net investment income	0.16 [1]	0.23 [1]	0.15 [1]	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.19	0.16	(0.19)	(0.02)	0.04

Total from investment operations	0.35	0.39	(0.04)	0.06	0.12
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.21)	(0.17)	(0.17)
Net asset value, end of period	$9.87	$9.75	$9.62	$9.87	$9.98
Total return	3.60%	4.10%	(0.37)%	0.63%	1.18%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.74%	0.73%	0.72%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.54%	2.41%	1.56%	0.96%	0.87%
Supplemental data
Portfolio turnover rate	395%	635%	331%	348%	284%
Net assets, end of period (000s omitted)	$36,262	$38,816	$71,997	$89,743	$121,576

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.75	$9.62	$9.87	$9.98	$10.03
Net investment income	0.17	0.25	0.17	0.11	0.11
Net realized and unrealized gains (losses) on investments	0.19	0.16	(0.19)	(0.03)	0.03

Total from investment operations	0.36	0.41	(0.02)	0.08	0.14
Distributions to shareholders from
Net investment income	(0.24)	(0.28)	(0.23)	(0.19)	(0.19)
Net asset value, end of period	$9.87	$9.75	$9.62	$9.87	$9.98
Total return	3.78%	4.29%	(0.20)%	0.81%	1.37%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.47%	0.46%	0.45%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.72%	2.57%	1.75%	1.15%	1.06%
Supplemental data
Portfolio turnover rate	395%	635%	331%	348%	284%
Net assets, end of period (000s omitted)	$451,715	$445,211	$493,372	$579,690	$664,047

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to

Wells Fargo Short Duration Government Bond Fund  |  25

Notes to financial statements

make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $635,961,110 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,365,730

Gross unrealized losses	(691,287)

Net unrealized gains	$8,674,443

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $39,018,647 in short-term capital losses and $36,448,663 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$331,149,967	$0	$331,149,967

Asset-backed securities	0	71,526,439	0	71,526,439

Non-agency mortgage-backed securities	0	30,096,564	0	30,096,564

U.S. Treasury securities	157,475,830	0	0	157,475,830

Yankee corporate bonds and notes	0	3,236,578	0	3,236,578

Short-term investments

Investment companies	51,203,298	0	0	51,203,298

	208,679,128	436,009,548	0	644,688,676

Futures contracts	65,079	0	0	65,079

Total assets	$208,744,207	$436,009,548	$0	$644,753,755

Liabilities

Futures contracts	$118,202	$0	$0	$118,202

Total liabilities	$118,202	$0	$0	$118,202

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Wells Fargo Short Duration Government Bond Fund  |  27

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $1,190 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,243,039,004	$115,955,517	$2,175,213,517	$85,156,760

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $192,042,982 in long futures contracts and $61,192,579 in short futures contracts during the year ended August 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $13,925,297 and $16,492,217 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable loss on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$324,184	$8,674,443	$(75,467,310)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

Wells Fargo Short Duration Government Bond Fund  |  29

Notes to financial statements

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Wells Fargo Short Duration Government Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short Duration Government Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo Short Duration Government Bond Fund  |  31

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2020, $13,927,931 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2020, 7.69% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Short Duration Government Bond Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Short Duration Government Bond Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short Duration Government Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Government Index, for the one-, five- and ten-year periods ended December 31, 2019, and lower than its benchmark for the three-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1-3 Year Government Index, for the one-, three- and five-year periods ended March 31, 2020, but higher than its benchmark for the ten-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Short Duration Government Bond Fund  |  37

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Short Duration Government Bond Fund  |  39

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC waivers on A and C shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Oppenheimer: breakpoints, rights of accumulation & letters of intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Short Duration Government Bond Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC waivers on A and C shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Baird: breakpoint and/or rights of accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Short Duration Government Bond Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00413 10-20

A220/AR220 08-20

Annual Report

August 31, 2020

Wells Fargo

Government Securities Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Government Securities Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Government Securities Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Government Securities Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Government Securities Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Government Securities Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Michal Stanczyk

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 Year	1 year		5 year	10 Year	Gross	Net[2]

Class A (SGVDX)	8-31-1999	0.30	2.14	2.14	5.02		3.08	2.61	0.91	0.85

Class C (WGSCX)	12-26-2002	3.24	2.31	1.85	4.24		2.31	1.85	1.66	1.60

Administrator Class (WGSDX)	4-8-2005	–	–	–	5.24	*	3.30	2.82	0.85	0.64

Institutional Class (SGVIX)	8-31-1999	–	–	–	5.41	*	3.46	2.99	0.58	0.48

Bloomberg Barclays U.S. Aggregate ex Credit Index[3]	–	–	–	–	5.99		3.61	3.10	–	–

Bloomberg Barclays Intermediate U.S. Government Bond Index[4]	–	–	–	–	5.44		2.90	2.34	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.64% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Aggregate ex Credit Index is composed of the Bloomberg Barclays U.S. Government Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[4]

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate ex Credit Index and the Bloomberg Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Government Securities Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2020.

∎

The Fund’s overweight to securitized sectors, including non-agency commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and asset-backed securities (ABS), detracted from performance over the period as spreads had not fully retraced widening that had occurred in March.

∎	An underweight to U.S. Treasuries detracted as rates rallied significantly in late March and early April.

∎

An overweight to mortgage-backed securities (MBS) during the final four months of 2019 contributed to performance, as the sector outperformed Treasuries. An overweight to MBS for most of 2020 detracted modestly from performance.

∎	MBS coupon positioning had mixed results, as an overweight to higher coupons contributed to performance during the latter part of 2019 and first quarter of 2020 but detracted in the second quarter.

∎	The Fund’s duration and yield curve positioning were tactical and contributed to performance.

Ten largest holdings (%) as of August 31, 2020[6]

FNMA, 3.00%, 9-14-2050	4.06

U.S. Treasury Bond, 1.38%, 8-15-2050	3.53

FNMA, 2.50%, 9-14-2050	3.27

FNMA, 3.00%, 12-1-2045	2.39

Resolution Funding Corporation STRIPS, 0.00%, 2-15-2039	2.20

U.S. Treasury Bond, 3.75%, 11-15-2043	1.87

GNMA, 2.50%, 9-21-2050	1.80

FNMA, 6.63%, 11-15-2030	1.72

TVA, 4.63%, 9-15-2060	1.59

FNMA, 4.00%, 4-1-2046	1.54

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero, as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[7]

The Fund maintained its overweight allocation to securitized sectors.

Overall, the Fund’s securitized allocation remained steady over the period, with a meaningful overweight relative to the benchmark. During the period, we increased the Fund’s allocation to to-be-announced (TBA) MBS, which offer a forward-settlement feature, versus specified mortgage pools. This change was primarily the result of a more attractive yield advantage on TBA mortgages over specified pools.

Within the MBS sector, the Fund ended the period underweight versus the benchmark on a market value basis but overweight on a duration basis, with an emphasis on lower coupons. The Fund also maintained an underweight to Ginnie Mae bonds due to their rich valuations, deteriorating prepayment fundamentals, and poor supply/demand technicals.

During the period, the Fund maintained a material overweight to agency CMBS and agency CMOs in place of short- and intermediate-maturity Treasuries. The Fund also held government-guaranteed or government-sponsored agency bonds rather than Treasuries, picking up additional yield and benefiting from positive spread performance. The Fund increased its allocation to non-agency CMOs—in particular, those collateralized by nonqualifying mortgages, which are not eligible for sale to Fannie Mae and Freddie Mac. We believe certain securities within this sector look attractive due to their better prepayment characteristics and the additional spread offered versus agency CMOs.

The outlook is for recovery and uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas such as travel and leisure could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections represent an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace as pent-up demand is sated and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all of the shortfall.

Please see footnotes on page 7.

Wells Fargo Government Securities Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,023.07	$4.27	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27	0.84%

Class C

Actual	$1,000.00	$1,019.18	$8.12	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11	1.60%

Administrator Class

Actual	$1,000.00	$1,023.22	$3.25	0.64%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25	0.64%

Institutional Class

Actual	$1,000.00	$1,024.04	$2.44	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 76.91%
FHLB	5.63%	3-14-2036	$6,020,000	$9,398,436
FHLMC	3.50	10-1-2049	8,109,677	8,545,440
FHLMC	4.00	5-1-2049	3,903,859	4,157,536
FHLMC	5.00	6-1-2026	814,673	859,613
FHLMC ¤	0.00	3-15-2031	6,690,000	5,768,423
FHLMC ¤	0.00	11-15-2038	1,575,000	1,127,155
FHLMC	2.62	12-25-2026	3,828,284	4,071,387
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.67	6-1-2032	18,784	18,887
FHLMC	2.75	3-25-2027	5,044,366	5,348,591
FHLMC	2.90	4-25-2026	5,794,908	6,164,275
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.90	7-1-2029	23,029	23,066
FHLMC (11th District Cost of Funds +1.25%) ±	3.25	7-1-2032	274,892	279,098
FHLMC (12 Month LIBOR +1.72%) ±	3.49	7-1-2038	1,100,876	1,155,457
FHLMC	3.50	8-1-2045	3,609,817	3,849,969
FHLMC	3.50	11-1-2045	6,542,010	6,981,972
FHLMC	3.50	12-1-2045	4,592,567	4,898,951
FHLMC	3.50	12-1-2045	1,567,333	1,683,140
FHLMC (1 Year Treasury Constant Maturity +2.14%) ±	3.62	10-1-2026	94,801	95,355
FHLMC (3 Year Treasury Constant Maturity +2.21%) ±	3.79	5-1-2026	20,393	20,702
FHLMC	4.00	6-1-2044	3,161,555	3,446,528
FHLMC	4.00	9-1-2049	958,183	1,020,450
FHLMC (12 Month LIBOR +2.09%) ±	4.09	1-1-2038	254,560	257,719
FHLMC (12 Month LIBOR +1.91%) ±	4.16	9-1-2031	2,946	2,947
FHLMC (12 Month LIBOR +1.91%) ±	4.16	9-1-2031	39,221	39,481
FHLMC	4.50	3-1-2042	226,770	250,234
FHLMC	4.50	9-1-2044	2,740,820	3,039,968
FHLMC	4.50	9-1-2049	9,599,164	10,368,576
FHLMC	5.00	8-1-2040	797,901	919,778
FHLMC	5.50	7-1-2035	2,409,649	2,821,162
FHLMC	5.50	12-1-2038	1,505,236	1,743,454
FHLMC	6.00	10-1-2032	20,554	24,234
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	42,090	42,056
FHLMC	6.50	4-1-2021	231	232
FHLMC	6.50	4-1-2022	12,446	13,876
FHLMC	6.50	9-1-2028	11,433	12,762
FHLMC	6.75	9-15-2029	5,360,000	8,051,220
FHLMC	7.00	12-1-2023	1,259	1,342
FHLMC	7.00	12-1-2026	274	299
FHLMC	7.00	4-1-2029	1,020	1,177
FHLMC	7.00	5-1-2029	5,878	6,890
FHLMC	7.00	4-1-2032	64,969	76,289
FHLMC	7.50	11-1-2031	81,711	91,113
FHLMC	7.50	4-1-2032	136,586	161,350
FHLMC	8.00	8-1-2023	3,954	4,051
FHLMC	8.00	6-1-2024	2,326	2,516
FHLMC	8.00	6-1-2024	1,960	1,969
FHLMC	8.00	6-1-2024	3,600	3,710
FHLMC	8.00	8-1-2026	10,209	11,642
FHLMC	8.00	11-1-2026	9,228	10,545
FHLMC	8.00	11-1-2028	4,831	5,284
FHLMC	8.50	12-1-2025	5,866	6,448
FHLMC	8.50	5-1-2026	846	872
FHLMC	8.50	8-1-2026	3,893	3,907
FHLMC	9.00	4-1-2021	12	12
FHLMC	9.00	8-1-2021	20	21
FHLMC	9.00	7-1-2022	10	10

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.00%	9-1-2024	$62	$63
FHLMC	9.50	11-1-2020	2	2
FHLMC	9.50	5-1-2021	21	21
FHLMC	9.50	9-17-2022	2,694	2,702
FHLMC	9.50	4-1-2025	9,767	9,887
FHLMC	10.00	8-17-2022	15	15
FHLMC	10.00	2-17-2025	1,275	1,268
FHLMC Multifamily Structured Pass-through Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	5,165,385
FHLMC Multifamily Structured Pass-through Series T056 Class A4	6.00	5-25-2043	3,678,220	4,433,074
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	1,246,669	1,273,617
FHLMC Series 2733 Class FB (1 Month LIBOR +0.60%) ±	0.76	10-15-2033	342,945	346,852
FHLMC Series 2882 Class TF (1 Month LIBOR +0.25%) ±	0.41	10-15-2034	33,936	33,845
FHLMC Series 3070 Class FT (1 Month LIBOR +0.35%) ±	0.51	11-15-2035	701,278	704,188
FHLMC Series 3614 Class QB	4.00	12-15-2024	1,130,334	1,186,584
FHLMC Series 3830 Class FD (1 Month LIBOR +0.36%) ±	0.52	3-15-2041	335,199	336,807
FHLMC Series 3906 Class EA	3.00	5-15-2026	402,151	415,143
FHLMC Series 4057 Class FN (1 Month LIBOR +0.35%) ±	0.51	12-15-2041	342,877	343,909
FHLMC Series 4068 Series FK (1 Month LIBOR +0.30%) ±	0.46	6-15-2040	306,308	307,557
FHLMC Series 4093 Class FB (1 Month LIBOR +0.35%) ±	0.52	7-15-2039	1,035,472	1,036,744
FHLMC Series 4159 Class AF (1 Month LIBOR +1.18%) ±	1.34	12-15-2036	305,316	313,013
FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	0.41	7-15-2042	496,529	495,017
FHLMC Series 4409 Class MA	3.00	1-15-2054	101,936	105,459
FHLMC Series 4620 Series AF (1 Month LIBOR +0.44%) ±	0.61	11-15-2042	3,284,879	3,303,533
FHLMC Series K020 Class X1 ±±(c)	1.49	5-25-2022	41,413,154	783,566
FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	2,800,000	2,997,818
FHLMC Series K039 Class A2	3.30	7-25-2024	325,000	356,328
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	160,000	185,997
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.82	2-25-2023	188,632	188,235
FHLMC Series KF80 Class A (30 Day Average U.S. SOFR +0.51%) ±	0.59	6-25-2030	2,000,000	2,000,611
FHLMC Series KJ14 Class A1	2.20	11-25-2023	1,311,449	1,357,649
FHLMC Series M036 Class A	4.16	12-15-2029	3,325,000	3,508,573
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.58	11-25-2028	143,862	143,742
FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	0.45	5-25-2030	504,840	504,334
FHLMC Series T-35 Class A (1 Month LIBOR +0.14%) ±	0.45	9-25-2031	590,502	585,159
FHLMC Series T-42 Class A6	9.50	2-25-2042	669,215	854,467
FHLMC Series T-55 Class 2A1 ±±	3.57	3-25-2043	338,155	347,362
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	872,806	1,088,197
FHLMC Series T-57 Class 2A1 ±±	3.87	7-25-2043	1,597,494	1,699,947
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.37	10-25-2044	816,203	840,349
FHLMC Series T-67 Class 1A1C ±±	3.40	3-25-2036	734,482	766,963
FHLMC Series T-67 Class 2A1C ±±	3.50	3-25-2036	1,123,843	1,166,266
FNMA	2.32	1-1-2026	6,291,843	6,715,468
FNMA ¤	0.00	5-15-2030	7,700,000	6,814,025
FNMA ¤	0.00	7-15-2037	7,035,000	5,205,198
FNMA	0.88	8-5-2030	9,650,000	9,512,126
FNMA	1.38	7-1-2030	4,232,112	4,359,194
FNMA	1.50	2-12-2025	6,670,000	7,000,267
FNMA	1.65	6-1-2030	1,449,740	1,525,860
FNMA	1.65	7-1-2030	2,447,861	2,576,270
FNMA	1.66	7-1-2032	4,241,715	4,423,329
FNMA	1.97	5-1-2030	4,555,030	4,885,367
FNMA (11th District Cost of Funds +1.34%) ±	2.11	5-1-2023	2,155	2,148
FNMA (11th District Cost of Funds +1.25%) ±	2.16	5-1-2036	824,739	813,951
FNMA (12 Month LIBOR +1.62%) ±	2.39	8-1-2050	2,187,848	2,294,833
FNMA (12 Month LIBOR +1.61%) ±	2.46	5-1-2046	3,162,732	3,273,773
FNMA %%	2.50	9-14-2050	22,770,000	23,966,314

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (11th District Cost of Funds +1.25%) ±	2.50%	9-1-2027	$129,995	$130,711
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.64	9-1-2031	102,395	102,292
FNMA	2.65	2-1-2032	2,990,097	3,341,974
FNMA	2.65	2-1-2032	2,325,631	2,599,313
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	2.67	6-1-2034	267,818	268,134
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.72	6-1-2032	80,540	80,936
FNMA	2.75	9-1-2031	923,991	1,036,178
FNMA	2.85	6-1-2022	168,630	168,510
FNMA	2.86	7-1-2029	1,008,354	1,130,406
FNMA	3.00	5-1-2027	887,177	930,723
FNMA	3.00	6-1-2034	8,415,356	8,826,913
FNMA	3.00	4-1-2045	86,693	91,840
FNMA	3.00	11-1-2045	7,177,071	7,593,678
FNMA	3.00	12-1-2045	16,553,711	17,546,985
FNMA	3.00	12-1-2046	597,978	633,078
FNMA %%	3.00	9-14-2050	28,250,000	29,792,715
FNMA	3.02	2-1-2026	6,048,241	6,659,146
FNMA ±±	3.05	1-1-2024	24,626	24,617
FNMA (11th District Cost of Funds +1.25%) ±	3.22	5-1-2036	293,151	299,441
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.29	9-1-2031	26,710	26,794
FNMA (12 Month LIBOR +1.63%) ±	3.38	4-1-2032	57,104	57,240
FNMA (12 Month LIBOR +1.78%) ±	3.40	8-1-2036	512,847	538,495
FNMA	3.48	3-1-2029	910,983	1,059,419
FNMA	3.50	4-1-2034	9,453,368	10,021,568
FNMA	3.50	2-1-2043	40,796	44,274
FNMA	3.50	2-1-2045	1,411,787	1,521,897
FNMA	3.50	4-1-2045	3,664,562	3,914,422
FNMA	3.50	8-1-2045	462,913	493,615
FNMA	3.50	12-1-2045	1,613,925	1,720,923
FNMA	3.50	2-1-2046	1,654,449	1,763,526
FNMA (12 Month LIBOR +1.54%) ±	3.55	1-1-2043	145,984	151,128
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.57	12-1-2034	235,770	236,077
FNMA	3.63	3-1-2029	387,644	453,115
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.76	12-1-2040	22,486	22,614
FNMA	3.77	3-1-2029	981,733	1,155,860
FNMA	3.86	3-1-2029	831,004	983,063
FNMA (1 Year Treasury Constant Maturity +2.42%) ±	3.88	10-1-2027	92,853	93,066
FNMA (12 Month LIBOR +1.73%) ±	3.98	9-1-2036	318,137	333,242
FNMA	4.00	4-1-2046	10,390,426	11,295,706
FNMA	4.00	3-1-2047	1,415,684	1,552,536
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.03	11-1-2031	103,008	103,275
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.37	7-1-2026	59,121	59,281
FNMA	4.50	1-1-2026	39,264	41,184
FNMA	4.50	10-1-2046	276,617	301,928
FNMA	4.50	9-1-2049	3,288,030	3,551,549
FNMA (6 Month LIBOR +3.13%) ±	4.61	7-1-2033	131,119	131,400
FNMA	5.00	4-1-2023	52,648	55,514
FNMA	5.00	6-1-2023	180,070	189,899
FNMA	5.00	3-1-2034	335,897	385,981
FNMA	5.00	8-1-2040	4,336,505	4,994,109
FNMA	5.00	10-1-2040	559,581	644,818
FNMA	5.00	1-1-2042	379,822	436,426
FNMA	5.00	11-1-2048	909,773	997,166
FNMA	5.00	12-1-2048	992,030	1,087,270
FNMA (6 Month LIBOR +2.86%) ±	5.23	4-1-2033	10,909	10,947
FNMA	5.50	11-1-2023	32,639	34,383

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.50%	1-1-2025	$12,568	$13,057
FNMA	5.50	1-1-2025	60,415	62,574
FNMA	5.50	9-1-2033	1,517,270	1,786,933
FNMA	5.50	9-1-2033	571,352	671,227
FNMA	5.50	8-1-2035	435,059	508,231
FNMA	5.50	1-1-2037	412,786	482,905
FNMA	5.50	4-1-2040	1,094,619	1,285,828
FNMA	5.61	2-1-2021	246,962	246,725
FNMA	6.00	3-1-2024	35,714	39,759
FNMA	6.00	1-1-2028	619,308	690,636
FNMA	6.00	2-1-2035	885,355	980,558
FNMA	6.00	11-1-2037	327,869	387,036
FNMA	6.00	7-1-2038	112,094	132,141
FNMA	6.50	1-1-2024	5,380	5,996
FNMA	6.50	3-1-2028	10,943	11,944
FNMA	6.50	12-1-2029	142,395	159,221
FNMA	6.50	11-1-2031	30,637	34,147
FNMA	6.50	7-1-2036	287,227	334,198
FNMA	6.50	7-1-2036	209,898	248,754
FNMA	6.63	11-15-2030	8,220,000	12,608,852
FNMA	7.00	11-1-2026	3,542	3,828
FNMA	7.00	9-1-2031	1,763	1,768
FNMA	7.00	1-1-2032	1,892	2,181
FNMA	7.00	2-1-2032	61,804	72,970
FNMA	7.00	10-1-2032	143,792	171,935
FNMA	7.00	2-1-2034	1,751	2,058
FNMA	7.00	4-1-2034	91,706	108,042
FNMA	7.00	1-1-2036	6,010	6,558
FNMA	7.50	9-1-2031	61,208	74,042
FNMA	7.50	2-1-2032	24,905	29,487
FNMA	7.50	10-1-2037	620,905	745,709
FNMA	8.00	5-1-2027	22,917	23,174
FNMA	8.00	6-1-2028	2,808	3,068
FNMA	8.00	2-1-2030	26,658	27,084
FNMA	8.00	7-1-2031	692,000	796,747
FNMA	8.50	8-1-2024	3,545	3,559
FNMA	8.50	5-1-2026	65,384	71,699
FNMA	8.50	7-1-2026	15,900	16,415
FNMA	8.50	10-1-2026	43	43
FNMA	8.50	10-1-2026	1,008	1,011
FNMA	8.50	11-1-2026	22,454	22,726
FNMA	8.50	11-1-2026	4,840	4,951
FNMA	8.50	12-1-2026	88,162	98,801
FNMA	8.50	12-1-2026	11,493	12,776
FNMA	8.50	12-1-2026	212	213
FNMA	8.50	2-1-2027	142	159
FNMA	8.50	2-1-2027	4,720	4,740
FNMA	8.50	3-1-2027	628	669
FNMA	8.50	6-1-2027	46,172	47,773
FNMA	9.00	3-1-2021	446	449
FNMA	9.00	6-1-2021	9	10
FNMA	9.00	8-1-2021	15	16
FNMA	9.00	10-1-2021	121	122
FNMA	9.00	1-1-2025	10,950	11,948
FNMA	9.00	3-1-2025	1,434	1,439
FNMA	9.00	3-1-2025	595	597

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.00%	7-1-2028	$2,798	$2,826
FNMA	9.50	6-1-2022	71	71
FNMA	9.50	7-1-2028	4,181	4,196
FNMA Series 1990-144 Class W	9.50	12-25-2020	1,200	1,207
FNMA Series 1991-85 Class Z	8.00	6-25-2021	3,333	3,401
FNMA Series 1992-45 Class Z	8.00	4-25-2022	15,322	15,945
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	549,389	633,155
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	617,482	748,819
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	173,842	213,690
FNMA Series 2002 Class 5F (1 Month LIBOR +0.35%) ±	0.52	2-25-2032	355,727	355,324
FNMA Series 2002-T1 Class A3	7.50	11-25-2031	265,860	325,568
FNMA Series 2002-T12 Class A5 ±±	4.59	10-25-2041	700,809	741,975
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	3,145,906	3,819,895
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	0.42	5-25-2032	503,495	500,073
FNMA Series 2002-T6 Class A1	6.50	7-25-2042	1,204,741	1,453,017
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	455,990	537,639
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	0.47	3-25-2033	834,976	819,667
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.41	6-25-2033	73,401	72,125
FNMA Series 2003-W1 Class 1A1 ±±	5.22	12-25-2042	600,750	665,845
FNMA Series 2003-W11 Class A1 ±±	4.07	6-25-2033	31,743	32,331
FNMA Series 2003-W3 Class 1A4 ±±	3.93	8-25-2042	1,864,470	1,982,689
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	0.39	4-25-2033	232,949	227,959
FNMA Series 2003-W6 Class 6A ±±	3.92	8-25-2042	969,363	1,017,824
FNMA Series 2003-W6 Class PT4 ±±	8.43	10-25-2042	1,059,884	1,319,388
FNMA Series 2003-W8 Class PT1 ±±	9.04	12-25-2042	398,441	470,124
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	317,842	375,893
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	884,550	1,051,989
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	562,208	682,084
FNMA Series 2005-71 Class DB	4.50	8-25-2025	278,696	288,110
FNMA Series 2006-50 Class BF (1 Month LIBOR +0.40%) ±	0.57	6-25-2036	798,954	802,095
FNMA Series 2007-101 Class A2 (1 Month LIBOR +0.25%) ±	0.38	6-27-2036	74,259	73,099
FNMA Series 2007-W10 Class 2A ±±	6.29	8-25-2047	248,333	287,289
FNMA Series 2008-17 Class DP	4.75	2-25-2038	1,455,493	1,579,310
FNMA Series 2010-112 Class IO (c)	4.00	10-25-2025	3,368	10
FNMA Series 2010-136 Class FA (1 Month LIBOR +0.50%) ±	0.67	12-25-2040	995,363	1,003,489
FNMA Series 2010-M6 Class A2	3.31	9-25-2020	95,532	95,669
FNMA Series 2011-110 Class FE (1 Month LIBOR +0.40%) ±	0.57	4-25-2041	188,918	187,460
FNMA Series 2011-128 Class FK (1 Month LIBOR +0.35%) ±	0.52	7-25-2041	311,749	311,873
FNMA Series 2011-15 Class HI (c)	5.50	3-25-2026	25,011	340
FNMA Series 2013-114 Class LM	4.00	3-25-2042	914,000	1,059,054
FNMA Series 2013-17 Class PC	2.00	3-25-2039	656,743	659,457
FNMA Series 2014-17 Class FE (1 Month LIBOR +0.55%) ±	0.72	4-25-2044	2,488,922	2,511,266
FNMA Series 2014-20 Class TM ±±	5.63	4-25-2044	758,860	889,330
FNMA Series 2017-M2 Class A2 ±±	2.90	2-25-2027	10,000,000	10,927,982
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	0.65	4-25-2029	3,357,981	3,387,257
FNMA Series 2018-M13 Class A2 ±±	3.82	9-25-2030	460,000	560,275
FNMA Series 2019-M5 Class A2	3.27	2-25-2029	5,200,000	5,951,086
FNMA Series 265 Class 2	9.00	3-25-2024	30,615	33,546
FNMA Series 4764 Class NK	3.50	9-15-2043	2,608,491	2,665,311
FNMA Series G92-30 Class Z	7.00	6-25-2022	6,149	6,315
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	505,775	538,559
GNMA	3.50	12-20-2049	7,331,690	7,708,988
GNMA %%	2.50	9-21-2050	12,500,000	13,174,312
GNMA	3.00	11-20-2045	7,577,224	8,012,395
GNMA %%	3.00	9-21-2050	7,125,000	7,502,402
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.13	11-20-2020	1,110	1,111

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	3.50%	12-20-2047	$8,722,254	$9,291,374
GNMA	4.00	11-15-2024	780,717	826,631
GNMA	4.00	12-20-2047	5,929,985	6,376,995
GNMA	4.25	6-20-2036	340,649	369,103
GNMA	4.50	8-20-2049	1,648,340	1,768,589
GNMA	5.00	7-20-2040	822,773	935,890
GNMA	6.00	8-20-2034	81,517	91,677
GNMA	6.50	12-15-2025	5,724	6,312
GNMA	6.50	5-15-2029	519	572
GNMA	6.50	5-15-2031	656	723
GNMA	6.50	9-20-2033	40,431	47,351
GNMA	7.00	12-15-2022	5,100	5,263
GNMA	7.00	5-15-2026	1,248	1,350
GNMA	7.00	3-15-2028	10,548	10,679
GNMA	7.00	4-15-2031	783	799
GNMA	7.00	8-15-2031	17,467	18,303
GNMA	7.00	3-15-2032	13,142	13,470
GNMA	7.34	10-20-2021	5,244	5,292
GNMA	7.34	9-20-2022	2,930	2,940
GNMA	8.00	6-15-2023	1,790	1,890
GNMA	8.00	12-15-2023	91,034	97,284
GNMA	8.00	2-15-2024	395	424
GNMA	8.00	9-15-2024	1,929	1,958
GNMA	8.00	6-15-2025	38	38
GNMA Series 2002-53 Class IO ±±(c)	0.21	4-16-2042	196,907	2
GNMA Series 2005-23 Class IO ±±(c)	0.00	6-17-2045	1,638,035	167
GNMA Series 2006-32 Class XM ±±(c)	0.11	11-16-2045	4,069,892	9,589
GNMA Series 2007-69 Class D ±±	5.25	6-16-2041	254,036	263,888
GNMA Series 2008-22 Class XM ±±(c)	1.11	2-16-2050	11,065,101	276,103
GNMA Series 2010-158 Class EI (c)	4.00	12-16-2025	5,399,785	348,794
GNMA Series 2012-12 Class HD	2.00	5-20-2062	52,226	52,939
GNMA Series 2019-H06 Class HI ±±(c)	1.71	4-20-2069	6,257,593	319,362
International Development Finance Corporation	2.12	3-20-2024	5,770,000	6,002,798
Overseas Private Investment Corporation ¤	0.00	1-17-2026	2,000,000	2,183,801
Resolution Funding Corporation STRIPS ¤	0.00	1-15-2030	8,500,000	7,568,032
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	6,100,000	5,411,084
Resolution Funding Corporation STRIPS ¤	0.00	2-15-2039	20,000,000	16,132,591
TVA ¤	0.00	11-1-2025	7,400,000	7,135,184
TVA	2.88	2-1-2027	4,258,000	4,834,964
TVA	4.25	9-15-2065	2,600,000	3,842,317
TVA	4.63	9-15-2060	7,550,000	11,668,259
TVA	5.38	4-1-2056	5,000,000	8,568,383
TVA	5.88	4-1-2036	4,380,000	6,823,987

Total Agency Securities (Cost $533,923,026)				563,839,997

Asset-Backed Securities: 2.26%
American Tower Trust I 144A	3.65	3-15-2048	4,000,000	4,302,312
Finance of America HECM Buyout Series 2020-HB2 Class A 144A±±	1.71	7-25-2030	4,246,398	4,245,830
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	4,445,000	4,517,399
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	0.78	7-26-2066	558,677	557,134
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	0.60	3-25-2067	2,020,876	2,014,204
Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	922,052	932,227

Total Asset-Backed Securities (Cost $16,150,737)				16,569,106

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 0.94%

Texas: 0.94%

Education Revenue: 0.18%
North Texas Higher Education Authority Incorporated Series 2011-1 Class A (3 Month LIBOR +1.10%) ±	1.40%	4-1-2040	$1,348,287	$1,353,222

Miscellaneous Revenue: 0.76%
San Antonio TX Retama Development Corporation	10.00	12-15-2020	5,405,000	5,554,773

Total Municipal Obligations (Cost $6,822,217)				6,907,995

Non-Agency Mortgage-Backed Securities: 8.65%
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	2,932,503	2,937,942
Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	3,525,202	3,621,826
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	338,539
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	3,925,391	4,050,165
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	3,030,000	3,202,338
CD Commercial Mortgage Trust Series 2014-CR16 Class A3	3.78	4-10-2047	2,641,668	2,829,897
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,643,994
Deephaven Residential Mortgage Trust Seris 2018-1A Class A1 144A±±	2.98	12-25-2057	1,341,224	1,346,726
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,275,969
Goldman Sachs Mortgage Securities Trust Series 2014-GC24 Class A4	3.67	9-10-2047	4,165,000	4,491,468
Goldman Sachs Mortgage Securities Trust Series 2019-PJ1 Class A6 144A±±	4.00	8-25-2049	132,914	133,216
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	5,409,998
Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	0.98	6-25-2052	3,000,000	3,002,049
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	4,638,127	4,749,008
New Residential Mortgage Loan Nrzt 2020 Nqm2 A1 144A±±	1.65	5-24-2060	1,970,414	1,971,479
Ocwen Master Advance Receivable Series 2020-T1 Class AT1 144A	1.28	8-15-2052	4,790,000	4,798,216
Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	1,598,845	1,624,436
Towd Point Mortgage Trust Series 2015-2 Class1M2 144A±±	3.73	11-25-2060	2,780,000	2,922,866
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	2,270,664	2,306,872
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,874,059
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.19	2-15-2025	97,528	108,518
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	131,618	150,807
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	436,284	442,638
Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	5-25-2059	2,116,315	2,158,150

Total Non-Agency Mortgage-Backed Securities (Cost $62,014,948)				63,391,176

U.S. Treasury Securities: 9.09%
TIPS	1.38	2-15-2044	3,035,833	4,341,834
U.S. Treasury Bond ##	0.63	8-15-2030	5,350,000	5,305,695
U.S. Treasury Bond	1.13	5-15-2040	8,745,000	8,585,130
U.S. Treasury Bond	1.38	8-15-2050	26,555,000	25,857,931
U.S. Treasury Bond	3.75	11-15-2043	9,295,000	13,713,756
U.S. Treasury Note	0.38	4-30-2025	8,815,000	8,863,551

Total U.S. Treasury Securities (Cost $62,301,475)				66,667,897

Yankee Corporate Bonds and Notes: 0.35%

Financials: 0.35%

Banks: 0.35%
Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,601,070

Total Yankee Corporate Bonds and Notes (Cost $2,319,371)				2,601,070

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Government Bonds: 1.42%
State of Israel	5.50%	9-18-2033	$1,585,000	$2,356,762
U.S. International Development Finance Corporation	2.82	3-20-2024	7,605,000	8,019,332

Total Yankee Government Bonds (Cost $10,142,212)				10,376,094

	Yield		Shares
Short-Term Investments: 10.18%

Investment Companies: 10.18%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		74,603,629	74,603,629

Total Short-Term Investments (Cost $74,603,629)				74,603,629

Total investments in securities (Cost $768,277,615)	109.80%	804,956,964

Other assets and liabilities, net	(9.80)	(71,823,070)

Total net assets	100.00%	$733,133,894

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

STRIPS	Separate trading of registered interest and principal securities

TIPS	Treasury Inflation-Protected Securities

TVA	Tennessee Valley Authority

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	369	12-31-2020	$81,502,779	$81,528,820	$26,041	$0

5-Year U.S. Treasury Notes	389	12-31-2020	49,002,466	49,026,156	23,690	0

Short

10-Year U.S. Treasury Notes	(38)	12-21-2020	(5,280,749)	(5,291,500)	0	(10,751)

10-Year Ultra Futures	(239)	12-21-2020	(38,079,334)	(38,105,563)	0	(26,229)

U.S. Long Term Bonds	(170)	12-21-2020	(29,988,765)	(29,872,188)	116,577	0

U.S. Ultra Bond	(89)	12-21-2020	(19,821,810)	(19,660,656)	161,154	0

					$327,462	$(36,980)

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2020

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$21,461,781	$347,655,735	$(294,513,887)	$0	$0	$195,218	$74,603,629	10.18%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  19

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $693,673,986)	$730,353,335
Investments in affiliated securities, at value (cost $74,603,629)	74,603,629
Segregated cash for futures contracts	2,539,096
Principal paydown receivable	37,742
Receivable for Fund shares sold	1,303,118
Receivable for interest	2,610,763
Prepaid expenses and other assets	13,383

Total assets	811,461,066

Liabilities
Payable for when-issued transactions	74,489,978
Payable for Fund shares redeemed	2,689,401
Payable for daily variation margin on open futures contracts	509,167
Overdraft due to custodian bank	713
Management fee payable	224,918
Dividends payable	146,813
Administration fees payable	71,449
Distribution fee payable	4,767
Trustees’ fees and expenses payable	2,186
Accrued expenses and other liabilities	187,780

Total liabilities	78,327,172

Total net assets	$733,133,894

Net assets consist of
Paid-in capital	$715,292,828
Total distributable earnings	17,841,066

Total net assets	$733,133,894

Computation of net asset value and offering price per share
Net assets – Class A	$276,310,200
Shares outstanding – Class A1	23,681,662
Net asset value per share – Class A	$11.67
Maximum offering price per share – Class A2	$12.22
Net assets – Class C	$7,559,754
Shares outstanding – Class C1	647,871
Net asset value per share – Class C	$11.67
Net assets – Administrator Class	$120,180,896
Shares outstanding – Administrator Class[1]	10,304,497
Net asset value per share – Administrator Class	$11.66
Net assets – Institutional Class	$329,083,044
Shares outstanding – Institutional Class[1]	28,215,764
Net asset value per share – Institutional Class	$11.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Government Securities Fund

Statement of operations—year ended August 31, 2020

Investment income
Interest	$15,104,515
Income from affiliated securities	195,218

Total investment income	15,299,733

Expenses
Management fee	2,856,080
Administration fees
Class A	428,807
Class C	16,718
Administrator Class	111,820
Institutional Class	201,996
Shareholder servicing fees
Class A	669,800
Class C	26,107
Administrator Class	278,902
Distribution fee
Class C	78,285
Custody and accounting fees	62,316
Professional fees	78,589
Registration fees	63,812
Shareholder report expenses	96,347
Trustees’ fees and expenses	21,326
Other fees and expenses	30,919

Total expenses	5,021,824
Less: Fee waivers and/or expense reimbursements
Fund-level	(383,576)
Class A	(14,792)
Class C	(26)
Administrator Class	(167,406)
Institutional Class	(98,253)

Net expenses	4,357,771

Net investment income	10,941,962

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	16,996,147
Futures contracts	(1,486,720)

Net realized gains on investments	15,509,427

Net change in unrealized gains (losses) on
Unaffiliated securities	5,948,865
Futures contracts	(321,994)

Net change in unrealized gains (losses) on investments	5,626,871

Net realized and unrealized gains (losses) on investments	21,136,298

Net increase in net assets resulting from operations	$32,078,260

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  21

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$10,941,962		$15,143,454
Net realized gains (losses) on investments		15,509,427		(1,925,071)
Net change in unrealized gains (losses) on investments		5,626,871		39,126,909

Net increase in net assets resulting from operations		32,078,260		52,345,292

Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,370,123)		(6,313,196)
Class C		(91,882)		(195,136)
Administrator Class		(2,040,552)		(2,239,507)
Institutional Class		(4,903,457)		(7,084,150)
Tax basis return of capital
Class A		(332,033)		0
Class C		(12,945)		0
Administrator Class		(138,534)		0
Institutional Class		(312,817)		0

Total distributions to shareholders		(12,202,343)		(15,831,989)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,977,612	57,271,993	2,998,141	32,247,697
Class C	431,622	4,971,124	130,403	1,399,972
Administrator Class	4,578,704	52,520,201	3,748,099	40,844,711
Institutional Class	18,855,445	217,274,023	10,629,768	114,197,617

		332,037,341		188,689,997

Reinvestment of distributions
Class A	367,990	4,202,063	514,113	5,557,375
Class C	3,761	42,977	6,968	75,010
Administrator Class	187,125	2,137,702	202,767	2,194,061
Institutional Class	333,117	3,815,534	527,779	5,677,579

		10,198,276		13,504,025

Payment for shares redeemed
Class A	(5,711,802)	(65,356,355)	(6,931,745)	(74,634,484)
Class C	(762,500)	(8,814,689)	(618,596)	(6,623,742)
Administrator Class	(3,868,661)	(44,337,143)	(3,152,863)	(33,929,729)
Institutional Class	(9,584,688)	(110,260,602)	(21,756,178)	(234,422,675)

		(228,768,789)		(349,610,630)

Net increase (decrease) in net assets resulting from capital share transactions		113,466,828		(147,416,608)

Total increase (decrease) in net assets		133,342,745		(110,903,305)

Net assets
Beginning of period		599,791,149		710,694,454

End of period		$733,133,894		$599,791,149

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.31	$10.65	$11.01	$11.51	$11.22
Net investment income	0.18 [1]	0.23	0.19	0.15	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.38	0.68	(0.35)	(0.22)	0.34

Total from investment operations	0.56	0.91	(0.16)	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.19)	(0.25)	(0.20)	(0.16)	(0.10)
Net realized gains	0.00	0.00	0.00	(0.27)	(0.06)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.25)	(0.20)	(0.43)	(0.16)
Net asset value, end of period	$11.67	$11.31	$10.65	$11.01	$11.51
Total return[2]	5.02%	8.65%	(1.44)%	(0.52)%	4.03%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	0.90%	0.88%	0.87%
Net expenses	0.84%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.56%	2.20%	1.86%	1.38%	0.94%
Supplemental data
Portfolio turnover rate	111%	178%	197%	299%	397%
Net assets, end of period (000s omitted)	$276,310	$271,986	$292,550	$394,645	$483,112

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.31	$10.65	$11.01	$11.51	$11.21
Net investment income	0.09 [1]	0.15 [1]	0.12 [1]	0.07 [1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	0.38	0.68	(0.36)	(0.23)	0.36

Total from investment operations	0.47	0.83	(0.24)	(0.16)	0.38
Distributions to shareholders from
Net investment income	(0.10)	(0.17)	(0.12)	(0.07)	(0.02)
Net realized gains	0.00	0.00	0.00	(0.27)	(0.06)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.11)	(0.17)	(0.12)	(0.34)	(0.08)
Net asset value, end of period	$11.67	$11.31	$10.65	$11.01	$11.51
Total return[2]	4.24%	7.84%	(2.18)%	(1.26)%	3.25%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.66%	1.65%	1.61%	1.62%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.81%	1.44%	1.12%	0.63%	0.16%
Supplemental data
Portfolio turnover rate	111%	178%	197%	299%	397%
Net assets, end of period (000s omitted)	$7,560	$11,026	$15,508	$20,132	$27,085

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.31	$10.65	$11.01	$11.51	$11.21
Net investment income	0.20 [1]	0.26 [1]	0.22 [1]	0.18 [1]	0.13
Net realized and unrealized gains (losses) on investments	0.37	0.67	(0.35)	(0.23)	0.36

Total from investment operations	0.57	0.93	(0.13)	(0.05)	0.49
Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.23)	(0.18)	(0.13)
Net realized gains	0.00	0.00	0.00	(0.27)	(0.06)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.27)	(0.23)	(0.45)	(0.19)
Net asset value, end of period	$11.66	$11.31	$10.65	$11.01	$11.51
Total return	5.15%	8.88%	(1.23)%	(0.31)%	4.34%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.82%	0.81%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.75%	2.42%	2.07%	1.60%	1.13%
Supplemental data
Portfolio turnover rate	111%	178%	197%	299%	397%
Net assets, end of period (000s omitted)	$120,181	$106,355	$91,671	$198,520	$229,169

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.31	$10.65	$11.00	$11.50	$11.21
Net investment income	0.21 [1]	0.27 [1]	0.24 [1]	0.19 [1]	0.15
Net realized and unrealized gains (losses) on investments	0.38	0.68	(0.35)	(0.22)	0.35

Total from investment operations	0.59	0.95	(0.11)	(0.03)	0.50
Distributions to shareholders from
Net investment income	(0.23)	(0.29)	(0.24)	(0.20)	(0.15)
Net realized gains	0.00	0.00	0.00	(0.27)	(0.06)
Tax basis return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.24)	(0.29)	(0.24)	(0.47)	(0.21)
Net asset value, end of period	$11.66	$11.31	$10.65	$11.00	$11.50
Total return	5.31%	9.05%	(0.99)%	(0.15)%	4.42%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.58%	0.57%	0.55%	0.54%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.87%	2.56%	2.22%	1.75%	1.28%
Supplemental data
Portfolio turnover rate	111%	178%	197%	299%	397%
Net assets, end of period (000s omitted)	$329,083	$210,424	$310,966	$416,834	$487,113

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Government Securities Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Wells Fargo Government Securities Fund  |  27

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $782,534,424 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,017,032

Gross unrealized losses	(1,304,010)

Net unrealized gains	$22,713,022

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $4,706,777 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28  |  Wells Fargo Government Securities Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$563,839,997	$0	$563,839,997

Asset-backed securities	0	16,569,106	0	16,569,106

Municipal obligations	0	6,907,995	0	6,907,995

Non-agency mortgage-backed securities	0	63,391,176	0	63,391,176

U.S. Treasury securities	66,667,897	0	0	66,667,897

Yankee corporate bonds and notes	0	2,601,070	0	2,601,070

Yankee government bonds	0	10,376,094	0	10,376,094

Short-term investments

Investment companies	74,603,629	0	0	74,603,629

	141,271,526	663,685,438	0	804,956,964

Futures contracts	327,462	0	0	327,462

Total assets	$141,598,988	$663,685,438	$0	$805,284,426

Liabilities

Futures contracts	$36,980	$0	$0	$36,980

Total liabilities	$36,980	$0	$0	$36,980

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.450%

Next $500 million	0.425

Next $2 billion	0.400

Next $2 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.320

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

Wells Fargo Government Securities Fund  |  29

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $5,108 from the sale of Class A shares and $13 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred from Class A shares for the year ended August 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$783,103,930	$135,471,430	$603,583,909	$99,018,918

30  |  Wells Fargo Government Securities Fund

Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $125,218,294 in long futures contracts and $60,876,454 in short futures contracts during the year ended August 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Year ended August 31

	2020	2019

Ordinary income	$11,406,014	$15,831,989

Tax basis return of capital	796,329	0

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$22,713,022	$(4,706,777)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Government Securities Fund  |  31

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Securities Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

32  |  Wells Fargo Government Securities Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2020, $11,007,763 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2020, 7.97% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Government Securities Fund  |  33

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Wells Fargo Government Securities Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Government Securities Fund  |  35

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

36  |  Wells Fargo Government Securities Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Government Securities Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these

Wells Fargo Government Securities Fund  |  37

Other information (unaudited)

results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was equal to or in range of the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over several of the time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

38  |  Wells Fargo Government Securities Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Government Securities Fund  |  39

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

40  |  Wells Fargo Government Securities Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Government Securities Fund  |  41

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

42  |  Wells Fargo Government Securities Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00410 10-20

A216/AR216 08-20

Annual Report

August 31, 2020

Wells Fargo Short-Term Bond Plus Fund

(formerly Wells Fargo Short-Term Bond Fund)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term Bond Plus Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Plus Fund for the 12-month period that ended August 31, 2020. Effective August 3, 2020, the Fund changed its name from the Wells Fargo Short-Term Bond Fund to the Wells Fargo Short-Term Bond Plus Fund.

Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term Bond Plus Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Short-Term Bond Plus Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Short-Term Bond Plus Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with every purchase made on or after September 21, 2020

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$ 100,000 but less than $250,000	1.00%	1.01%	0.85%

$ 250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Short-Term Bond Plus Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Janet S. Rilling, CFA®‡*, CPA

Michael J. Schueller, CFA®‡

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SSTVX)	8-31-1999	2.87	2.15	1.84	4.96	2.56	2.05	0.82	0.72

Class C (WFSHX)	3-31-2008	3.10	1.78	1.27	4.10	1.78	1.27	1.57	1.47

Class R6 (SSTYX)[3]	7-31-2018	–	–	–	5.28	2.82	2.32	0.44	0.40

Institutional Class (SSHIX)	8-31-1999	–	–	–	5.23	2.82	2.32	0.49	0.45

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	3.66	2.15	1.59	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment- grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term Bond Plus Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Miss Rilling became a portfolio manager of the Fund on August 3, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit-quality ratings: Credit-quality ratings apply to underlying holdings of the fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds from AAA (highest) to D (lowest).

[9]

Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields. Duration is based on historical performance and does not represent future results.

Wells Fargo Short-Term Bond Plus Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2020.

∎	An underweight to U.S. Treasuries and an overweight to corporate debt contributed. Overweights to both financials and industrials contributed, as did selection within both sectors.

∎	Duration positioning was mostly neutral while curve positioning contributed.

∎	An overweight to BB-rated securities contributed during the period, as did an underweight to AAA.

∎

An overweight to structured products detracted. While structured products posted positive returns, and returns exceeded like-duration U.S. Treasuries, they tended to underperform the benchmark, detracting slightly from performance.

Ten largest holdings (%) as of August 31, 2020[6]

U.S. Treasury Note, 0.25%, 4-15-2023	3.68

Invesco BulletShares 2021 High Yield Corporate Bond ETF	2.76

FNMA, 2.00%, 9-17-2035	1.44

Invesco BulletShares 2022 High Yield Corporate Bond ETF	1.43

Chase Auto Credit Linked Notes Series 2020-1 Class B, 0.99%, 1-25-2028	1.24

Jackson National Life Global Company, 2.50%, 6-27-2022	1.12

Bank of America NA, 3.34%, 1-25-2023	0.90

National Securities Clearing Corporation, 1.50%, 4-23-2025	0.84

Banque Federative du Credit Mutuel SA, 2.13%, 11-21-2022	0.70

BP Capital Markets plc, 4.38%, 06-22-2025	0.68

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero, as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people. Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term Bond Plus Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[7]

We continue to consistently implement our time-tested process and philosophy to capitalize on market dislocations.

The Fund’s largest commitment remains in short-term corporate bonds. During the period, we reduced the overweight to corporate debt and the Fund was near its cyclical low for high-yield and credit exposure coming into 2020, providing the flexibility to selectively add risk within the portfolio. In March and April 2020, we exploited market volatility through a number of tactical trades in sectors with significant dislocations. We added to U.S. high-yield bonds, focusing on short, BB-rated8, less-cyclical credits in sectors such as health care and telecommunications. We strategically added to new issue higher-quality investment-

grade credit issued at large discounts and we extended duration in credit. The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and collateralized mortgage and loan obligations. We continue to find value in owning structured product over Treasuries and agencies and maintain a material allocation to structured product within the Fund. We rotated into TBA exposure as the period ended given the asset class’ relative attractiveness over specified mortgage pools. Lastly, we added to short U.S. Treasury bills late in the period. These moves were phased in, and we continue to maintain liquidity and the flexibility to reallocate the portfolio as needed.

We generally maintained the Fund’s duration9 near the 1.5- to 2.0-year mark, in line with its benchmark. Our duration positioning remains focused on the short-term horizon and oscillates around a neutral position until we are confident in a trend reversal. Given the Federal Open Market Committee’s commitment to keeping rates anchored near zero, we will look to add a marginal amount of duration on market dislocations, as we did as the period came to a close.

The outlook is for recovery amid uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas such as travel and leisure could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections represent an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all the shortfall.

Please see footnotes on page 7.

Wells Fargo Short-Term Bond Plus Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,031.13	$3.62	0.71%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.61	0.71%

Class C

Actual	$1,000.00	$1,026.42	$7.49	1.47%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.46	1.47%

Class R6

Actual	$1,000.00	$1,032.64	$2.04	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03	0.40%

Institutional Class

Actual	$1,000.00	$1,032.36	$2.30	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 4.04%
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.90%	7-1-2029	$558	$559
FHLMC	3.50	10-15-2025	283,496	297,996
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.75	4-1-2032	32,361	32,532
FHLMC (3 Year Treasury Constant Maturity +2.21%) ±	3.79	5-1-2026	17,865	18,136
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.86	4-1-2038	148,723	157,041
FHLMC	4.00	5-1-2025	480,252	509,284
FHLMC (12 Month LIBOR +1.91%) ±	4.16	9-1-2031	2,209	2,210
FHLMC	6.00	10-1-2021	24,516	24,936
FHLMC	9.50	12-1-2022	259	261
FHLMC Series 2597 Class AE	5.50	4-15-2033	29,169	31,680
FHLMC Series 2642 Class AR	4.50	7-15-2023	107,492	111,212
FHLMC Series 3609 Class LA	4.00	12-15-2024	272	274
FHLMC Series 3920 Class AB	3.00	9-15-2025	31,556	31,603
FHLMC Series KI01 Class A (1 Month LIBOR +0.16%) ±	0.31	9-25-2022	12,951	12,950
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	1.91	5-25-2044	657,893	657,319
FHLMC Series T-42 Class A6	9.50	2-25-2042	270,557	345,453
FHLMC Series T-57 Class 2A1 ±±	3.87	7-25-2043	62,151	66,137
FHLMC Series T-59 Class 2A1 ±±	3.73	10-25-2043	741,413	891,094
FHMLC Series 4358 Class DA	3.00	6-15-2040	1,314,476	1,346,318
FNMA %%	2.00	9-17-2035	6,400,000	6,659,000
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	2.91	8-1-2034	146,731	147,307
FNMA (12 Month LIBOR +1.82%) ±	3.42	9-1-2040	460,946	482,903
FNMA (12 Month Treasury Average +2.29%) ±	3.62	10-1-2036	668,230	697,938
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.69	8-1-2036	766,259	807,429
FNMA (12 Month Treasury Average +2.44%) ±	3.76	7-1-2036	555,109	582,897
FNMA	4.00	6-25-2026	308,422	333,580
FNMA	4.00	8-25-2037	209,661	218,589
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.03	11-1-2031	34,336	34,425
FNMA	5.50	3-1-2023	161,210	167,032
FNMA	6.00	4-1-2021	3,014	3,034
FNMA	6.00	3-1-2033	278,182	313,396
FNMA	6.50	8-1-2031	151,733	181,486
FNMA	8.00	9-1-2023	366	369
FNMA	9.00	11-1-2024	20,508	22,341
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	440,585	527,405
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	24,687	30,525
FNMA Series 2003-41 Class PE	5.50	5-25-2023	103,775	108,434
FNMA Series 2003-W11 Class A1 ±±	4.07	6-25-2033	4,360	4,441
FNMA Series 2003-W6 Class 6A ±±	3.92	8-25-2042	453,742	476,426
FNMA Series 2003-W6 Class PT4 ±±	8.43	10-25-2042	48,233	60,042
FNMA Series 2005-84 Class MB	5.75	10-25-2035	231,381	260,060
FNMA Series 2006-W1 Class 2AF2 (1 Month LIBOR +0.19%) ±	0.37	2-25-2046	942,533	927,447
FNMA Series 2008-53 Class CA	5.00	7-25-2023	3	3
FNMA Series 2010-37 Class A1	5.41	5-25-2035	999,208	1,051,826
GNMA	4.50	4-20-2035	58,334	62,930
GNMA	8.00	12-15-2023	6,993	7,473
GNMA	9.00	11-15-2024	479	480
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	0.36	5-20-2067	2,579	2,578
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	0.36	8-20-2067	9,683	9,680

Total Agency Securities (Cost $18,071,862)				18,718,471

Asset-Backed Securities: 9.25%
California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	821,853	824,412
Chase Auto Credit Linked Notes Series 2020-1 Class B 144A%%	0.99	1-25-2028	5,750,000	5,750,000
Chesapeake Funding II LLC Series 2017-3A Class A1 144A	1.91	8-15-2029	528,425	529,986
CommonBond Student Loan Trust Series 2018-BGS Class A1 144A	3.56	9-25-2045	2,076,982	2,150,982

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities (continued)
Drive Auto Receivables Trust Series 2018-3 Class C	3.72%	9-16-2024	$527,099	$531,792
DT Auto Owner Trust Series 2017-2A Class D 144A	3.89	1-15-2023	172,255	173,211
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	0.98	6-25-2026	148,626	148,530
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.18	12-25-2056	751,918	744,392
Finance of America HECM Buyout Series 2020-HB2 Class A 144A±±	1.71	7-25-2030	2,579,128	2,578,783
Flagship Credit Auto Trust Series 2018-2 Class A 144A	2.97	10-17-2022	301,050	302,453
GM Financial Securitized Term Trust Series 2018-4 Class C	3.62	6-17-2024	300,000	318,217
Hertz Vehicle Financing LLC Series 2015-3A Class B 144A	3.71	9-25-2021	2,250,000	2,239,962
Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	710,611	711,858
Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	522,084	522,111
Hertz Vehicle Financing LLC Series 2018-1A Class A 144A	3.29	2-25-2024	566,326	566,629
Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	1,191,344	1,191,710
Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,500,000	1,499,440
Home Equity Asset Trust Series 2003-6 Class M1 (1 Month LIBOR +1.05%) ±	1.23	2-25-2034	746,429	732,075
Jimmy John’s Funding LLC Series 2017-1A Class A2I 144A	3.61	7-30-2047	1,212,500	1,229,196
MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	860,105	867,051
Santander Drive Auto Receivables Trust Series 2017-1 Class D	3.17	4-17-2023	2,186,303	2,208,105
SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	0.41	9-15-2026	453,235	453,019
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	0.78	11-25-2027	129,501	129,325
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.83	12-27-2038	1,651,321	1,624,652
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.73	5-26-2055	836,475	823,380
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	2,500,000	2,538,478
SoFi Professional Loan Program LLC Series 2016- A Class A1 (1 Month LIBOR +1.75%) 144A±	1.93	8-25-2036	1,252,066	1,258,312
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.40	10-25-2027	881,414	884,967
Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	536,268	542,186
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	1.08	4-25-2048	958,324	951,378
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.78	1-25-2046	1,539,846	1,511,843
Volvo Financial Equipment LLC Series 2018-AA Class A (1 Month LIBOR +0.52%) 144A±	0.68	7-17-2023	2,240,000	2,232,995
Westlake Automobile Receivables Trust Series 2019-2A Class A2A 144A	2.57	2-15-2023	2,014,670	2,030,023
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	316,530	318,496
World Omni Automobile Lease Southeast Series 2019-A Class A4	3.01	7-15-2024	1,710,000	1,758,084

Total Asset-Backed Securities (Cost $42,795,503)				42,878,033

Corporate Bonds and Notes: 32.83%

Communication Services: 1.79%

Diversified Telecommunication Services: 0.84%
CyrusOne LP	2.90	11-15-2024	630,000	673,810
Level 3 Financing Incorporated	5.13	5-1-2023	1,000,000	1,000,000
T-Mobile USA Incorporated 144A	3.50	4-15-2025	2,000,000	2,209,600

				3,883,410

Media: 0.83%
Interpublic Group Companies	3.75	2-15-2023	2,025,000	2,161,877
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	1,655,000	1,679,825

				3,841,702

Wireless Telecommunication Services: 0.12%
Sprint Spectrum Company LLC 144A	3.36	3-20-2023	550,000	556,435

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 3.62%

Automobiles: 1.50%
Ford Motor Company	8.50%	4-21-2023	$845,000	$934,067
Ford Motor Company	9.00	4-22-2025	1,730,000	2,024,558
General Motors Company	6.13	10-1-2025	2,150,000	2,523,068
Volkswagen Group of America Company 144A	3.35	5-13-2025	1,325,000	1,455,812

				6,937,505

Household Durables: 0.80%
D.R. Horton Incorporated	4.75	2-15-2023	2,000,000	2,158,847
Lennar Corporation	4.75	11-15-2022	251,000	263,550
Lennar Corporation	6.25	12-15-2021	1,250,000	1,294,625

				3,717,022

Multiline Retail: 0.52%
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	2,405,000	2,392,975

Specialty Retail: 0.28%
Group 1 Automotive Incorporated	5.00	6-1-2022	1,300,000	1,300,000

Textiles, Apparel & Luxury Goods: 0.52%
Ralph Lauren Corporation	1.70	6-15-2022	1,380,000	1,407,286
Tapestry Incorporated	3.00	7-15-2022	1,005,000	1,010,698

				2,417,984

Consumer Staples: 2.21%

Food & Staples Retailing: 0.46%
Cargill Incorporated 144A	1.38	7-23-2023	2,100,000	2,149,686

Food Products: 0.46%
Land O’Lakes Incorporated 144A	6.00	11-15-2022	2,000,000	2,130,000

Tobacco: 1.29%
Altria Group Incorporated	1.70	6-15-2025	1,515,000	1,896,966
BAT Capital Corporation	2.79	9-6-2024	2,350,000	2,498,215
Philip Morris International Incorporated	1.50	5-1-2025	1,535,000	1,588,072

				5,983,253

Energy: 3.51%

Oil, Gas & Consumable Fuels: 3.51%
Baker Hughes LLC	2.77	12-15-2022	1,360,000	1,423,380
Chevron Corporation	1.55	5-11-2025	2,000,000	2,080,700
Energy Transfer Partners LP	5.20	2-1-2022	2,060,000	2,146,396
EQT Corporation	3.00	10-1-2022	1,155,000	1,141,983
Marathon Petroleum Corporation	4.70	5-1-2025	2,500,000	2,853,786
Midwest Connector Capital Company 144A	3.63	4-1-2022	680,000	684,725
ONEOK Incorporated	5.85	1-15-2026	1,885,000	2,172,472
Phillips 66 Company	3.85	4-9-2025	2,000,000	2,235,986
Western Gas Partners LP	5.38	6-1-2021	1,500,000	1,515,000

				16,254,428

Financials: 12.45%

Banks: 3.01%
Bank of America NA (3 Month LIBOR +0.65%) ±	3.34	1-25-2023	4,000,000	4,164,516

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Citibank NA (3 Month LIBOR +0.60%) ±	2.84%	5-20-2022	$2,000,000	$2,034,963
Credit Suisse NY	2.95	4-9-2025	2,250,000	2,471,667
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	3,000,000	3,067,936
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	1,080,000	1,126,316
Synchrony Bank	3.65	5-24-2021	1,075,000	1,091,228

				13,956,626

Capital Markets: 1.64%
Ameriprise Financial Services Incorporated	3.00	4-2-2025	2,000,000	2,189,507
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,900,000	2,975,643
Morgan Stanley (U.S. SOFR +1.99%) ±	2.19	4-28-2026	2,305,000	2,424,741

				7,589,891

Consumer Finance: 3.64%
BMW US Capital LLC 144A	3.90	4-9-2025	1,000,000	1,124,657
Bunge Limited Finance Corporation	1.63	8-17-2025	1,295,000	1,302,195
Daimler Finance North America LLC 144A	3.00	2-22-2021	2,850,000	2,883,523
General Motors Financial Company Incorporated	1.70	8-18-2023	1,000,000	1,005,924
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	1,395,000	1,480,390
Hyundai Capital America Company 144A	2.38	2-10-2023	1,695,000	1,739,527
Nissan Motor Acceptance Corporation 144A	3.88	9-21-2023	2,030,000	2,116,679
Toyota Motor Credit Corporation	3.00	4-1-2025	2,000,000	2,200,331
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	1,600,000	1,663,312
Western Union Company	2.85	1-10-2025	1,285,000	1,357,257

				16,873,795

Diversified Financial Services: 1.17%
National Securities Clearing Corporation 144A	1.50	4-23-2025	3,750,000	3,888,001
WEA Finance LLC 144A	3.25	10-5-2020	1,540,000	1,541,142

				5,429,143

Insurance: 2.66%
American International Group Incorporated	2.50	6-30-2025	2,045,000	2,186,742
Athene Global Funding 144A	2.50	1-14-2025	2,705,000	2,792,497
Jackson National Life Global Company 144A	2.50	6-27-2022	5,000,000	5,180,392
OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,075,000	2,182,808

				12,342,439

Mortgage REITs: 0.33%
Starwood Property Trust Incorporated	5.00	12-15-2021	1,500,000	1,522,500

Health Care: 0.85%

Health Care Providers & Services: 0.85%
CVS Health Corporation	2.63	8-15-2024	1,520,000	1,630,403
Dignity Health	3.13	11-1-2022	2,255,000	2,326,729

				3,957,132

Industrials: 2.92%

Aerospace & Defense: 1.20%
Spirit AeroSystems Incorporated (3 Month LIBOR +0.80%) ±	1.11	6-15-2021	2,500,000	2,359,615
The Boeing Company	4.51	5-1-2023	2,000,000	2,112,106
The Boeing Company	4.88	5-1-2025	1,000,000	1,087,782

				5,559,503

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Airlines: 0.22%
Delta Air Lines Incorporated	3.40%	4-19-2021	$1,000,000	$1,002,329

Industrial Conglomerates: 0.52%
Roper Technologies Incorporated %%	1.00	9-15-2025	2,400,000	2,415,270

Machinery: 0.60%
CNH Industrial Capital LLC	1.95	7-2-2023	2,750,000	2,792,432

Professional Services: 0.23%
Equifax Incorporated	2.60	12-15-2025	1,000,000	1,073,561

Trading Companies & Distributors: 0.15%
Aircastle Limited 144A	5.25	8-11-2025	700,000	683,008

Information Technology: 0.96%

Semiconductors & Semiconductor Equipment: 0.34%
Microchip Technology Incorporated 144A	2.67	9-1-2023	1,525,000	1,578,496

Technology Hardware, Storage & Peripherals: 0.62%
NetApp Incorporated	1.88	6-22-2025	1,640,000	1,705,856
The Dell International LLC / EMC Corporation 144A	5.85	7-15-2025	1,000,000	1,173,111

				2,878,967

Materials: 0.93%

Chemicals: 0.48%
DuPont de Nemours Incorporated	4.21	11-15-2023	2,010,000	2,220,669

Paper & Forest Products: 0.45%
Georgia Pacific LLC 144A	1.75	9-30-2025	2,000,000	2,090,542

Real Estate: 2.16%

Equity REITs: 2.16%
Omega Healthcare Investors Incorporated	4.95	4-1-2024	2,210,000	2,366,477
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024	2,500,000	2,608,193
Service Properties Trust	4.50	6-15-2023	1,500,000	1,485,000
Tanger Properties LP	3.88	12-1-2023	1,485,000	1,478,852
Vornado Realty Trust	3.50	1-15-2025	2,000,000	2,076,266

				10,014,788

Utilities: 1.43%

Electric Utilities: 0.67%
Edison International	4.95	4-15-2025	1,000,000	1,099,911
NV Energy Incorporated	6.25	11-15-2020	2,000,000	2,024,260

				3,124,171

Independent Power & Renewable Electricity Producers: 0.34%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	1,500,000	1,552,800

Multi-Utilities: 0.42%
DTE Energy Company	1.05	6-1-2025	500,000	502,494
DTE Energy Company	2.53	10-1-2024	1,360,000	1,448,567

				1,951,061

Total Corporate Bonds and Notes (Cost $145,761,316)				152,173,523

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  15

Portfolio of investments—August 31, 2020

			Shares		Value
Exchange-Traded Funds: 4.19%
Invesco BulletShares 2021 High Yield Corporate Bond ETF				554,268	$12,798,041
Invesco BulletShares 2022 High Yield Corporate Bond ETF				288,000	6,615,360

Total Exchange-Traded Funds (Cost $19,194,678)					19,413,401

	Interest rate	Maturity date	Principal
Foreign Corporate Bonds and Notes: 0.13%

Industrials: 0.13%

Electrical Equipment: 0.13%
Gamma Bidco SpA 144A	6.25%	7-15-2025	EUR	500,000	593,692

Total Foreign Corporate Bonds and Notes (Cost $590,075)					593,692

Foreign Government Bonds: 0.26%
Hungary Government Bond	1.50	8-23-2023	HUF	350,000,000	1,188,878

Total Foreign Government Bonds (Cost $1,175,191)					1,188,878

Municipal Obligations: 1.54%

Georgia: 0.23%

Health Revenue: 0.23%
Georgia Medical Center Hospital Authority Taxable Refunding Bond	4.88	8-1-2022		$1,000,000	1,068,810

Illinois: 0.13%

Tax Revenue: 0.13%
Chicago IL Transit Authority Sales & Transfer Tax Receipts Bond Series B	6.30	12-1-2021		600,000	622,644

Indiana: 0.28%

Education Revenue: 0.28%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.98	2-25-2044		1,278,640	1,275,878

New Jersey: 0.43%

Transportation Revenue: 0.43%
New Jersey Transportation Trust Fund Authority System Series B	2.55	6-15-2023		2,000,000	2,017,960

New York: 0.17%

Transportation Revenue: 0.17%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022		795,000	809,056

Pennsylvania: 0.21%

Miscellaneous Revenue: 0.21%
Philadelphia PA IDA Pension Funding Series B (Ambac Insured) ¤	0.00	4-15-2021		970,000	958,312

Rhode Island: 0.09%

Industrial Development Revenue: 0.09%
Rhode Island EDA (AGM Insured)	7.75	11-1-2020		400,000	403,328

Total Municipal Obligations (Cost $7,031,153)					7,155,988

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities: 25.02%
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93%	5-25-2059	$604,231	$610,485
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,955,002	1,958,628
Bayview Opportunity Master Fund Trust Series 2017 Class RT5 144A±±	3.50	5-28-2069	2,809,925	2,899,114
Benefit Street Partners CLO Limited Series 2014-IVA Class A1RR (3 Month LIBOR +1.25%) 144A±	1.52	1-20-2029	2,300,000	2,296,571
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.30	11-20-2028	1,400,000	1,390,446
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A	2.72	11-25-2059	1,510,920	1,539,328
Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	429,194	445,690
CCG Receivables Trust LLC Series 2018-1 Class A2 144A	2.50	6-16-2025	271,620	272,685
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	522,081	524,064
CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	0.95	7-15-2032	2,603,599	2,597,082
Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	128,000	128,437
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.26	7-15-2030	805,175	767,077
Citigroup Commercial Mortgage Trust Series 2019-LMC1 Class A3 144A±±	3.03	7-25-2049	2,042,998	2,043,145
Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	523,695	524,165
Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	1,045,671	1,058,513
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	2,646,809	2,656,845
Commercial Mortgage Trust Series 2012-CR1 Class ASB	3.05	5-15-2045	1,002,499	1,015,945
Commercial Mortgage Trust Series 2012-CR4 Class A	3.25	10-15-2045	2,000,000	2,003,524
Commercial Mortgage Trust Series 2014-CR14 Class B ±±	4.77	2-10-2047	680,000	740,138
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	6,200	6,196
Commercial Mortgage Trust Series 2015-DC1 Class A3	3.22	2-10-2048	1,500,000	1,530,376
ContiMortgage Home Equity Trust Series 1996-2 Class IO ±±(c)	0.00	7-15-2027	547,184	8,261
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	3.60	6-19-2031	90,297	88,856
Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	1.41	1-15-2034	1,400,000	1,350,553
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	2,437,077	2,459,514
Crown Point Limited Series 2018-6A Class A1 (3 Month LIBOR +1.17%) 144A±	1.44	10-20-2028	2,308,530	2,298,373
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A4	3.49	11-15-2048	2,430,000	2,556,434
CSAIL Commercial Mortgage Trust Series 2019-C15 Class A1	2.99	3-15-2052	341,259	347,600
DBWF Mortgage Trust Series 2018-GLKS (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	550,000	530,891
Deephaven Residential Mortgage Series 2018-2A Class A1 144A±±	3.48	4-25-2058	2,045,642	2,078,917
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	1,044,334	1,059,027
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	640,235	648,463
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.29	9-25-2033	233,383	228,047
FWD Securitization Trust Class 2020-INV1 Class A3 144A±±	2.44	1-25-2050	2,543,737	2,527,462
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A ±±	2.31	1-25-2060	1,747,161	1,772,458
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	1,959,176	1,982,174
GCAT Series 2019-NQM2 Class A1 144A	2.86	9-25-2059	1,732,012	1,757,297
Golden National Mortgage Loan Asset-Backed Certificates Series 1998-GN1 Class M2	1.00	2-25-2027	34,322	34,254
Goldman Sachs Mortgage Securities Trust Series 2011-GC5 Class A3	3.82	8-10-2044	693,828	696,613
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH Class A 144A	3.55	4-10-2034	2,414,000	2,434,268
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A ±±	3.56	4-10-2031	530,140	522,820
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	2,934,697	2,966,645
Goldman Sachs Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	296,367	296,393
Goldman Sachs Mortgage Securities Trust Series 2019-PJ1 Class A6 144A ±±	4.00	8-25-2049	102,371	102,604
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A ±±	8.00	9-19-2027	136,374	132,204
Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A ±±	3.45	1-25-2059	1,247,222	1,265,093

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A ±	1.16%	11-15-2036	$1,770,321	$1,693,490
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +0.70%) 144A ±	0.86	1-15-2033	550,000	538,023
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A3	2.83	10-15-2045	2,272,322	2,340,425
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class A4	2.69	4-15-2046	1,608,504	1,666,336
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A ±	2.41	6-15-2035	566,915	533,390
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A ±	1.12	7-15-2036	2,500,000	2,434,373
KKR Financial Holdings LLC (3 Month LIBOR +1.34%) 144A ±	1.62	4-15-2029	2,250,000	2,245,858
Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	1,855,000	1,879,390
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	160,000	161,666
Lendmark Funding Trust Series 2019-2A Class A 144A	2.78	4-20-2028	3,000,000	3,014,426
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A ±	1.29	5-15-2028	1,788,944	1,778,972
Marlette Funding Trust Series 2020-2A Class A 144A	1.02	9-16-2030	2,000,000	2,002,935
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	3.81	10-25-2032	1,002	978
Mello Warehouse Securitization Series 2018-W1 Class A (1 Month LIBOR +0.85%) 144A ±	1.03	11-25-2051	1,333,333	1,332,172
Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A ±	0.98	6-25-2052	2,240,000	2,241,530
MF1 Limited Class 2020-Fl3 Class A (1 Month LIBOR +2.05%) 144A ±	2.21	7-15-2035	1,395,000	1,400,461
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	580,524	580,763
New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A ±±	3.99	11-25-2048	956,144	980,170
New Residential Mortgage Loan Trust Series 2019-6A Class A1B 144A ±±	3.50	9-25-2059	1,395,910	1,472,443
Oaktree CLO Limited Series 15-1A Class A1R (3 Month LIBOR +0.87%) 144A ±	1.14	10-20-2027	1,266,479	1,259,906
Ocwen Master Advance Receivable Series 2020-T1 Class AT1 144A	1.28	8-15-2052	2,930,000	2,935,026
Ondeck Asset Securitization Trust LLC Series 2018-1A Class A 144A	3.50	4-18-2022	581,684	578,439
Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A ±	1.18	11-15-2026	1,005,444	1,002,065
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	1,086,704	1,060,327
Regatta II Funding LP Series 2013-2A Class A1R2 (3 Month LIBOR +1.25%) 144A ±	1.53	1-15-2029	2,925,000	2,917,392
Salem Fields CLO Limited Series 2016-2A Class A (3 Month LIBOR +1.15%) 144A ±	1.39	10-25-2028	1,800,000	1,791,047
Shackleton CLO Limited Series 2019-15A Class A (3 Month LIBOR +1.25%) 144A ±	1.53	1-15-2030	1,160,000	1,154,135
Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A ±±	2.94	6-25-2049	1,183,877	1,202,827
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A ±±	2.56	2-25-2050	1,452,077	1,471,217
TCW CLO 2017-1 Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A ±	1.82	7-29-2029	2,255,000	2,226,208
TCW CLO 2019-1 AMR Limited Series 2019-1A Class A (3 Month LIBOR +1.07%) 144A ±	1.35	2-15-2029	1,715,000	1,706,804
Towd Point Mortgage Trust Series 2015-4 Class A2 144A ±±	3.75	4-25-2055	1,245,000	1,294,220
Towd Point Mortgage Trust Series 2017-1 Class A1 144A ±±	2.75	10-25-2056	2,779,434	2,857,729
Towd Point Mortgage Trust Series 2017-4 Class A1 144A ±±	2.75	6-25-2057	971,943	1,013,407
Towd Point Mortgage Trust Series 2019- MH1 Class A1 144A ±±	3.00	11-25-2058	738,514	753,444
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A ±±	3.00	11-25-2059	1,709,459	1,736,718
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A ±	1.01	2-15-2032	1,680,000	1,619,994
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	370,933	376,335
Verus Securitization Trust Series 2019-1 Class A1 144A ±±	3.40	12-25-2059	1,400,842	1,433,258

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.09%	8-25-2032	$79,585	$81,588
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.09	8-25-2032	70,661	67,855
Wilshire Funding Corporation Series 1998-2 Class M1 (1 Week LIBOR +2.00%) ±	2.09	12-28-2037	7,474	7,510

Total Non-Agency Mortgage-Backed Securities (Cost $115,737,240)				115,998,927

U.S. Treasury Securities: 4.14%
U.S. Treasury Note	0.25	4-15-2023	17,000,000	17,045,820
U.S. Treasury Note	0.38	4-30-2025	2,125,000	2,136,704

Total U.S. Treasury Securities (Cost $19,131,058)				19,182,524

Yankee Corporate Bonds and Notes: 14.60%

Communication Services: 0.53%

Interactive Media & Services: 0.53%
Tencent Holdings Limited 144A	3.28	4-11-2024	2,310,000	2,469,589

Consumer Discretionary: 1.71%

Auto Components: 0.55%
Toyota Industries Corporation 144A	3.11	3-12-2022	2,460,000	2,538,793

Automobiles: 0.58%
Conti-Gummi Finance BV	1.13	9-25-2024	2,000,000	2,427,795
Fiat Chrysler Automobiles NV	5.25	4-15-2023	250,000	265,000

				2,692,795

Household Durables: 0.58%
Panasonic Corporation 144A	2.54	7-19-2022	2,600,000	2,682,699

Energy: 1.55%

Oil, Gas & Consumable Fuels: 1.55%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.04%) ±(s)	4.38	6-22-2025	3,000,000	3,150,000
Canadian National Resources	2.05	7-15-2025	2,000,000	2,049,499
Equinor ASA	1.75	1-22-2026	1,880,000	1,969,284

				7,168,783

Financials: 9.24%

Banks: 7.82%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,200,000	2,273,633
Banco Bradesco 144A	2.85	1-27-2023	745,000	757,583
Banco de Bogota SA 144A	5.38	2-19-2023	1,500,000	1,575,015
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	1,305,000	1,347,413
Banque Federative du Credit Mutuel SA 144A	2.13	11-21-2022	3,135,000	3,242,361
Central American Bank 144A	2.00	5-6-2025	2,410,000	2,483,746
Corporación Andina de Fomento	2.13	9-27-2021	3,000,000	3,037,530
Credicorp Limited 144A	2.75	6-17-2025	3,000,000	3,063,750
Danske Bank A/S 144A	5.00	1-12-2022	1,405,000	1,481,097
Global Bank Corporation 144A	4.50	10-20-2021	470,000	482,291
HSBC Holdings plc (U.S. SOFR +1.54%) ±	1.65	4-18-2026	1,140,000	1,148,979
Mitsubishi UFJ Financial Group Incorporated	1.41	7-17-2025	2,000,000	2,034,838
Mizuho Financial Group (3 Month LIBOR +0.98%) ±	2.84	7-16-2025	1,000,000	1,068,299
Nordea Bank AB 144A	3.75	8-30-2023	2,000,000	2,165,410
Royal Bank of Scotland Group plc (1 Year Treasury Constant Maturity +2.15%) ±	2.36	5-22-2024	1,000,000	1,035,273

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  19

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Banks (continued)
Santander UK Group Holdings plc (1 Year Treasury Constant Maturity +1.25%) ±	1.53%	8-21-2026	$2,000,000	$2,000,191
Sumitomo Mitsui Financial Group (3 Month LIBOR +0.80%) ±	1.07	10-16-2023	2,000,000	2,012,749
Sumitomo Mitsui Financial Group	2.70	7-16-2024	2,510,000	2,693,293
UniCredit SpA 144A	6.57	1-14-2022	2,220,000	2,360,119

				36,263,570

Diversified Financial Services: 0.31%
NatWest Markets plc 144A	2.38	5-21-2023	1,375,000	1,420,544

Insurance: 0.60%
Sompo International Holdings Limited	4.70	10-15-2022	2,628,000	2,784,813

Thrifts & Mortgage Finance: 0.51%
Nationwide Building Society 144A	1.00	8-28-2025	2,360,000	2,360,118

Health Care: 0.13%

Pharmaceuticals: 0.13%
Perrigo Company plc	4.00	11-15-2023	323,000	338,683
Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	267,000	272,369

				611,052

Industrials: 0.39%

Transportation Infrastructure: 0.39%
Asciano Finance Limited 144A	4.63	9-23-2020	1,821,000	1,823,893

Materials: 0.46%

Chemicals: 0.46%
Syngenta Finance NV 144A	4.44	4-24-2023	2,000,000	2,105,101

Utilities: 0.59%

Electric Utilities: 0.59%
Enel Finance International NV 144A	4.25	9-14-2023	2,500,000	2,738,219

Total Yankee Corporate Bonds and Notes (Cost $65,325,579)				67,659,969

Yankee Government Bonds: 0.50%
United Mexican States	3.90	4-27-2025	2,120,000	2,332,000

Total Yankee Government Bonds (Cost $2,100,001)				2,332,000

	Yield		Shares
Short-Term Investments: 5.66%

Investment Companies: 4.19%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		19,447,173	19,447,173

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2020

	Yield	Maturity date	Principal	Value
U.S. Treasury Securities: 1.47%
U.S. Treasury Bill (z)	0.15%	10-22-2020	$6,800,000	$6,799,061

Total Short-Term Investments (Cost $26,245,728)				26,246,234

Total investments in securities (Cost $463,159,384)	102.16%	473,541,640

Other assets and liabilities, net	(2.16)	(10,013,080)

Total net assets	100.00%	$463,528,560

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

BAN	Bond anticipation notes

EDA	Economic Development Authority

EUR	Euro

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HUF	Hungarian forint

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	613	12-31-2020	$135,396,216	$135,439,477	$43,261	$0

Short

Euro-BOBL Futures	(25)	9-8-2020	(4,026,023)	(4,016,518)	9,505	0

5-Year U.S. Treasury Notes	(402)	12-31-2020	(50,567,236)	(50,664,563)	0	(97,327)

					$52,766	$(97,327)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

1,678,979 USD	1,415,000 EUR	Morgan Stanley	12-31-2020	$0	$(14,097)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  21

Portfolio of investments—August 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	$1,285,463	$15,747,605	$(17,033,028)	$(40)	$0	$14,755	#	$0
Wells Fargo Government Money Market Fund Select Class	9,958,213	332,036,294	(322,547,334)	0	0	173,654		19,447,173

				$(40)	$0	$188,409		$19,447,173	4.19%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term Bond Plus Fund

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $443,712,211)	$454,094,467
Investments in affiliated securities, at value (cost $19,447,173)	19,447,173
Cash	1,582,641
Cash at broker segregated for futures contracts	649,673
Receivable for investments sold	3,401,207
Principal paydown receivable	4,888
Receivable for Fund shares sold	2,106,406
Receivable for dividend and interest	2,151,757
Prepaid expenses and other assets	49,597

Total assets	483,487,809

Liabilities
Payable for investments purchased	1,582,641
Payable for when-issued transactions	17,521,699
Payable for Fund shares redeemed	574,439
Payable for daily variation margin on open futures contracts	13,358
Unrealized losses on forward foreign currency contracts	14,097
Management fee payable	114,276
Dividends payable	941
Administration fees payable	41,340
Distribution fee payable	3,551
Trustees’ fees and expenses payable	3,446
Accrued expenses and other liabilities	89,461

Total liabilities	19,959,249

Total net assets	$463,528,560

Net assets consist of
Paid-in capital	$448,131,208
Total distributable earnings	15,397,352

Total net assets	$463,528,560

Computation of net asset value and offering price per share
Net assets – Class A	$170,975,131
Shares outstanding – Class A1	18,816,843
Net asset value per share – Class A	$9.09
Maximum offering price per share – Class A2	$9.28
Net assets – Class C	$5,772,661
Shares outstanding – Class C1	636,200
Net asset value per share – Class C	$9.07
Net assets – Class R6	$35,301,242
Shares outstanding – Class R6[1]	3,886,511
Net asset value per share – Class R6	$9.08
Net assets – Institutional Class	$251,479,526
Shares outstanding – Institutional Class[1]	27,661,025
Net asset value per share – Institutional Class	$9.09

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  23

Statement of operations—year ended August 31, 2020

Investment income
Interest	$11,979,561
Dividends	266,613
Income from affiliated securities	179,882

Total investment income	12,426,056

Expenses
Management fee	1,544,529
Administration fees
Class A	259,100
Class C	9,208
Class R6	9,066
Institutional Class	194,704
Shareholder servicing fees
Class A	404,748
Class C	14,357
Distribution fee
Class C	43,064
Custody and accounting fees	38,921
Professional fees	53,840
Registration fees	68,496
Shareholder report expenses	56,002
Trustees’ fees and expenses	21,326
Other fees and expenses	11,859

Total expenses	2,729,220
Less: Fee waivers and/or expense reimbursements
Fund-level	(162,497)
Class A	(105,131)
Class C	(3,315)

Net expenses	2,458,277

Net investment income	9,967,779

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	4,685,684
Affiliated securities	(40)
Futures contracts	2,284,119

Net realized gains on investments	6,969,763

Net change in unrealized gains (losses) on
Unaffiliated securities	4,991,689
Futures contracts	(275,715)
Forward foreign currency contracts	(14,097)

Net change in unrealized gains (losses) on investments	4,701,877

Net realized and unrealized gains (losses) on investments	11,671,640

Net increase in net assets resulting from operations	$21,639,419

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term Bond Plus Fund

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$9,967,779		$10,469,332
Net realized gains on investments		6,969,763		988,172
Net change in unrealized gains (losses) on investments		4,701,877		8,268,897

Net increase in net assets resulting from operations		21,639,419		19,726,401

Distributions to shareholders from net investment income and net realized gains
Class A		(3,342,219)		(3,992,982)
Class C		(77,827)		(120,972)
Class R6		(712,785)		(713,351)
Institutional Class		(5,649,805)		(5,643,042)

Total distributions to shareholders		(9,782,636)		(10,470,347)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,043,211	27,155,906	2,223,647	19,328,602
Class C	316,697	2,810,473	271,321	2,363,056
Class R6	2,340,627	20,875,367	5,013,680	43,272,366
Institutional Class	18,043,261	160,187,200	10,058,620	87,525,507

		211,028,946		152,489,531

Reinvestment of distributions
Class A	355,241	3,151,367	431,307	3,760,725
Class C	8,099	71,752	11,990	104,366
Class R6	392	3,471	421	3,677
Institutional Class	458,701	4,071,268	465,911	4,065,263

		7,297,858		7,934,031

Payment for shares redeemed
Class A	(3,856,219)	(34,055,224)	(4,443,303)	(38,566,762)
Class C	(498,113)	(4,403,080)	(467,871)	(4,067,578)
Class R6	(1,917,157)	(16,957,171)	(1,846,341)	(16,085,357)
Institutional Class	(16,460,491)	(145,833,125)	(11,098,501)	(96,341,169)

		(201,248,600)		(155,060,866)

Net increase in net assets resulting from capital share transactions		17,078,204		5,362,696

Total increase in net assets		28,934,987		14,618,750

Net assets
Beginning of period		434,593,573		419,974,823

End of period		$463,528,560		$434,593,573

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.84	$8.65	$8.77	$8.78	$8.77
Net investment income	0.19	0.20	0.15	0.12	0.11
Net realized and unrealized gains (losses) on investments	0.24	0.19	(0.12)	(0.01)	0.04

Total from investment operations	0.43	0.39	0.03	0.11	0.15
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.15)	(0.12)	(0.11)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.18)	(0.20)	(0.15)	(0.12)	(0.14)
Net asset value, end of period	$9.09	$8.84	$8.65	$8.77	$8.78
Total return[1]	4.96%	4.60%	0.31%	1.25%	1.77%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.82%	0.81%	0.81%
Net expenses	0.71%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.10%	2.33%	1.68%	1.35%	1.29%
Supplemental data
Portfolio turnover rate	88%	43%	43%	50%	59%
Net assets, end of period (000s omitted)	$170,975	$170,345	$182,179	$225,797	$278,802

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Short-Term Bond Plus Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.83	$8.64	$8.76	$8.77	$8.76
Net investment income	0.12	0.14	0.08	0.05	0.05
Net realized and unrealized gains (losses) on investments	0.24	0.19	(0.12)	(0.01)	0.04

Total from investment operations	0.36	0.33	(0.04)	0.04	0.09
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.08)	(0.05)	(0.05)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.12)	(0.14)	(0.08)	(0.05)	(0.08)
Net asset value, end of period	$9.07	$8.83	$8.64	$8.76	$8.77
Total return[1]	4.10%	3.82%	(0.44)%	0.49%	1.01%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.57%	1.57%	1.56%	1.56%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%
Net investment income	1.36%	1.57%	0.93%	0.61%	0.53%
Supplemental data
Portfolio turnover rate	88%	43%	43%	50%	59%
Net assets, end of period (000s omitted)	$5,773	$7,146	$8,588	$11,361	$14,204

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2020	2019	2018[1]
Net asset value, beginning of period	$8.83	$8.66	$8.64
Net investment income	0.21	0.23	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.25	0.17	0.02

Total from investment operations	0.46	0.40	0.04
Distributions to shareholders from
Net investment income	(0.21)	(0.23)	(0.02)
Net asset value, end of period	$9.08	$8.83	$8.66
Total return[2]	5.28%	4.69%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.44%
Net expenses	0.40%	0.40%	0.40%
Net investment income	2.41%	2.71%	2.24%
Supplemental data
Portfolio turnover rate	88%	43%	43%
Net assets, end of period (000s omitted)	$35,301	$30,585	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Short-Term Bond Plus Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.84	$8.65	$8.78	$8.79	$8.77
Net investment income	0.21	0.23	0.17	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.24	0.19	(0.13)	(0.01)	0.05

Total from investment operations	0.45	0.42	0.04	0.13	0.18
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.17)	(0.14)	(0.13)
Net realized gains	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.20)	(0.23)	(0.17)	(0.14)	(0.16)
Net asset value, end of period	$9.09	$8.84	$8.65	$8.78	$8.79
Total return	5.23%	4.88%	0.46%	1.49%	2.14%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.49%	0.48%	0.48%
Net expenses	0.45%	0.45%	0.46%	0.48%	0.48%
Net investment income	2.37%	2.60%	1.95%	1.59%	1.51%
Supplemental data
Portfolio turnover rate	88%	43%	43%	50%	59%
Net assets, end of period (000s omitted)	$251,480	$226,517	$226,655	$230,549	$252,961

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  29

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Plus Fund (formerly, Wells Fargo Short-Term Bond Fund) (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

30  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

Wells Fargo Short-Term Bond Plus Fund  |  31

Notes to financial statements

and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $463,410,411 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,053,067

Gross unrealized losses	(980,323)

Net unrealized gains	$10,072,744

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

32  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$18,718,471	$0	$18,718,471

Asset-backed securities	0	42,878,033	0	42,878,033

Corporate bonds and notes	0	152,173,523	0	152,173,523

Exchange-traded funds	19,413,401	0	0	19,413,401

Foreign corporate bonds and notes	0	593,692	0	593,692

Foreign government bonds	0	1,188,878	0	1,188,878

Municipal obligations	0	7,155,988	0	7,155,988

Non agency mortgaged-backed securities	0	115,998,927	0	115,998,927

U.S. Treasury securities	19,182,524	0	0	19,182,524

Yankee corporate bonds and notes	0	67,659,969	0	67,659,969

Yankee government bonds	0	2,332,000	0	2,332,000

Short-term investments			0

Investment companies	19,447,173	0	0	19,447,173

U.S. Treasury securities	6,799,061	0	0	6,799,061

	64,842,159	408,699,481	0	473,541,640

Futures contracts	52,766	0	0	52,766

Total assets	$64,894,925	$408,699,481	$0	$473,594,406

Liabilities

Futures contracts	$97,327	$0	$0	$97,327

Forward foreign currency contracts	0	14,097	0	14,097

Total liabilities	$97,327	$14,097	$0	$111,424

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s

Wells Fargo Short-Term Bond Plus Fund  |  33

Notes to financial statements

operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.72% for Class A shares, 1.47% for Class C shares, 0.40% for Class R6 shares and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $244 from the sale of Class A shares, and $82 and $26 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

34  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$47,710,963	$440,213,148	$25,622,206	$353,287,387

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio and entered into forward foreign currency contracts for economic hedging purposes.

The volume of the Fund’s derivative activity during the year ended August 31, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$184,750,719

Average notional balance on short futures	50,106,975
Forward foreign currency contracts

Average contract amounts to sell	27,524

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$52,766	*	Unrealized losses on futures contacts	$97,327	*

Foreign currency risk	Unrealized gains on forward currency contracts	0		Unrealized losses on forward foreign currency contracts	14,097

		$52,766			$111,424

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of August 31, 2020 is reported separately on the Statement of Assets and Liabilities.

Wells Fargo Short-Term Bond Plus Fund  |  35

Notes to financial statements

For the year ended August 31, 2020, the effect of futures contracts on realized gains is reflected in the Statement of Operations. The effect of derivative instruments on the change in unrealized gains (losses) is as follows:

	Futures contracts	Forward foreign currency contracts	Total

Interest rate risk	$(275,715)	$0	$(275,715)

Foreign currency risk	0	(14,097)	(14,097)

	$(275,715)	$(14,097)	$(289,812)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Morgan Stanley	$14,097	$0	$0	$14,097

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $9,782,636 and $10,470,347 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$4,581,371	$744,178	$10,072,744

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of

36  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements

business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Short-Term Bond Plus Fund  |  37

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Bond Plus Fund (formerly, Wells Fargo Short-Term Bond Fund) (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

38  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2020, $7,602,478 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Short-Term Bond Plus Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

40  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Short-Term Bond Plus Fund  |  41

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

42  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Bond Plus Fund

(formerly, Wells Fargo Short-Term Bond Fund)

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Plus Fund (formerly, Wells Fargo Short-Term Bond Fund, the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Short-Term Bond Plus Fund  |  43

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark index over several of the time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

44  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Short-Term Bond Plus Fund  |  45

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

46  |  Wells Fargo Short-Term Bond Plus Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
Shares purchased by or through a 529 Plan.
Shares purchased through an Oppenheimer affiliated investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.
Employees and registered representatives of Oppenheimer or its affiliates and their family members.
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.

CDSC waivers on A and C shares available at Oppenheimer
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.
Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in the Prospectus.
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Short-Term Bond Plus Fund  |  47

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC waivers on A and C shares available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Baird: breakpoint and/or rights of accumulation
Breakpoints as described in the Prospectus.
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

48  |  Wells Fargo Short-Term Bond Plus Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00414 10-20

A221/AR221 08-20

Annual Report

August 31, 2020

Wells Fargo

Short-Term High Yield Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term High Yield Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Short-Term High Yield Bond Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Short-Term High Yield Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Chris Lee, CFA®‡*

Michael J. Schueller, CFA®‡

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (SSTHX)	2-29-2000	0.63	2.55	3.16	3.74	*	3.18	3.47	0.95	0.82

Class C (WFHYX)	3-31-2008	1.84	2.41	2.70	2.84		2.41	2.70	1.70	1.57

Administrator Class (WDHYX)	7-30-2010	–	–	–	3.90		3.34	3.64	0.89	0.66

Institutional Class (STYIX)[3]	11-30-2012	–	–	–	4.06		3.49	3.74	0.62	0.51

ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[4]	–	–	–	–	4.73		5.24	5.78	–	–

*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Lee became a portfolio manager of the Fund on August 6, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[4]

The ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Short-Term High Yield Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index, for the 12-month period that ended August 31, 2020.

∎

The Fund’s conservative positioning relative to the benchmark detracted from performance as the Fund has a lower yield and shorter duration, both of which detracted during a period when credit spreads rose but were more than offset by a large decline in Treasury rates.

∎

The Fund focuses on conservative credit selection and seeks to limit volatility, which led to significant outperformance relative to the benchmark during the first quarter of 2020 when credit spreads widened dramatically.

Ten largest holdings (%) as of August 31, 2020[6]

TerraForm Power Operating LLC, 4.25%, 1-31-2023	1.94

Sirius XM Radio Incorporated, 3.88%, 8-1-2022	1.88

Springleaf Finance Corporation, 7.75%, 10-1-2021	1.56

Advanced Disposal Services Incorporated, 3.00%, 11-10-2023	1.54

Alcoa Nederland Holding Company BV, 6.75%, 9-30-2024	1.48

Nordstrom Incorporated, 8.75%, 5-15-2025	1.47

Group 1 Automotive Incorporated, 5.00%, 6-1-2022	1.45

Penske Auto Group Incorporated, 5.75%, 10-1-2022	1.45

Rockies Express Pipeline LLC, 3.60%, 5-15-2025	1.42

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3-15-2022	1.41

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.

The Federal Reserve (Fed) responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)

Credit quality as of August 31, 2020[7]

The Fund invests in shorter-duration and more conservative securities relative to the index.

BB-rated high-yield credit spreads relative to U.S. Treasury yields rallied steadily in a tight range before widening dramatically in March 2020 in response to government-ordered lockdowns in the midst of the coronavirus pandemic. The Fund’s conservative positioning and shorter spread duration caused it to outperform through the downturn and for much of the recovery. However, the Fund’s shorter duration became a drag as the spread recovery picked up steam toward the end of the period, particularly for BB-rated credit, which rallied on the Fed’s support of the fallen angel part of the high-yield market. Total returns for the high-yield market were also supported by the significant decline in Treasury rates.

Due to the Fund’s strategy of selecting higher-rated, short-term high-yield securities, our focus is primarily on individual credit selection. However, with the Fed setting the overnight rate near zero, the three-month London Interbank Offered Rate (LIBOR) declined from 2.14% to 0.25% during the period, leading us to reduce our allocation to floating-rate bank loans from a high of 24.3% to 15.3%.

We continued to adhere to the Fund’s basic portfolio strategy.

The Fund’s investments fit into three principal categories. The first category is short-maturity bonds that we expect to be repaid on the maturity date. The second category is bonds with high coupons that we expect to be refinanced on the call date. These two categories comprised 70% to 80% of the portfolio during the reporting period. The third category consists of floating-rate bank loans.

Yields on the Fund’s leveraged-loan holdings were higher than on its fixed-rate holdings for much of the period, but this reversed with the collapse of three-month LIBOR.

Conservative credit selection may likely continue to drive our selection process, and we monitor market conditions to determine the Fund’s floating-rate exposure. We intend to continue evaluating relative-value opportunities for the Fund in the upcoming period and expect that we will maintain our average credit quality while lengthening the average maturity to gain exposure to spreads that remain attractive.

Please see footnotes on page 7.

Wells Fargo Short-Term High Yield Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,031.56	$4.09	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	0.80%

Class C

Actual	$1,000.00	$1,027.66	$7.95	1.56%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.91	1.56%

Administrator Class

Actual	$1,000.00	$1,032.33	$3.32	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%

Institutional Class

Actual	$1,000.00	$1,033.12	$2.56	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 72.39%

Communication Services: 9.43%

Diversified Telecommunication Services: 2.68%
CenturyLink Incorporated	6.45%	6-15-2021	$3,130,000	$3,236,827
CenturyLink Incorporated Series W	6.75	12-1-2023	7,000,000	7,752,570
CommScope Holding Company Incorporated 144A	5.50	3-1-2024	2,020,000	2,085,650
Level 3 Financing Incorporated	5.38	1-15-2024	3,390,000	3,428,138
Level 3 Financing Incorporated	5.38	5-1-2025	3,515,000	3,620,099

				20,123,284

Entertainment: 0.51%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	3,940,000	3,871,444

Media: 4.30%
Communications Finance Incorporated	6.88	9-1-2027	485,000	501,975
CSC Holdings LLC	6.75	11-15-2021	900,000	945,000
DISH DBS Corporation	5.88	7-15-2022	4,835,000	5,103,343
DISH DBS Corporation	6.75	6-1-2021	4,030,000	4,130,750
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,453,496
Lamar Media Corporation	5.00	5-1-2023	2,558,000	2,586,778
Nielsen Finance LLC 144A	5.00	4-15-2022	2,485,000	2,487,361
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	13,950,000	14,072,063

				32,280,766

Wireless Telecommunication Services: 1.94%
Sprint Corporation	7.88	9-15-2023	4,080,000	4,745,550
T-Mobile USA Incorporated	4.00	4-15-2022	9,442,000	9,795,036

				14,540,586

Consumer Discretionary: 16.19%

Auto Components: 1.94%
Allison Transmission Incorporated 144A	5.00	10-1-2024	8,885,000	8,974,117
Goodyear Tire & Rubber Company	5.13	11-15-2023	5,540,000	5,553,905

				14,528,022

Automobiles: 1.25%
Ford Motor Company	8.50	4-21-2023	8,480,000	9,373,834

Hotels, Restaurants & Leisure: 1.07%
MGM Resorts International	7.75	3-15-2022	3,455,000	3,666,619
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	4,150,000	4,367,875

				8,034,494

Household Durables: 2.43%
KB Home	7.50	9-15-2022	8,055,000	8,830,294
Newell Brands Incorporated	4.35	4-1-2023	6,973,000	7,373,948
Pulte Group Incorporated	4.25	3-1-2021	2,030,000	2,050,300

				18,254,542

Internet & Direct Marketing Retail: 0.84%
QVC Incorporated	4.38	3-15-2023	6,070,000	6,327,975

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Multiline Retail: 3.11%
Macy’s Incorporated 144A	8.38%	6-15-2025	$9,470,000	$9,939,901
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	2,365,000	2,353,175
Nordstrom Incorporated 144A	8.75	5-15-2025	9,985,000	11,019,011

				23,312,087

Specialty Retail: 5.06%
Group 1 Automotive Incorporated	5.00	6-1-2022	10,865,000	10,865,000
L Brands Incorporated	5.63	2-15-2022	4,930,000	5,065,575
L Brands Incorporated	5.63	10-15-2023	1,400,000	1,459,794
L Brands Incorporated 144A	9.38	7-1-2025	5,175,000	6,027,840
Penske Auto Group Incorporated	3.50	9-1-2025	275,000	276,986
Penske Auto Group Incorporated	5.75	10-1-2022	10,800,000	10,807,560
The Gap Incorporated «144A	8.63	5-15-2025	3,090,000	3,449,213

				37,951,968

Textiles, Apparel & Luxury Goods: 0.49%
Levi Strauss & Company	5.00	5-1-2025	3,625,000	3,706,563

Consumer Staples: 1.33%

Food Products: 1.22%
Albertsons Company LLC	6.63	6-15-2024	8,895,000	9,181,419

Personal Products: 0.11%
Edgewell Personal Care Company	4.70	5-24-2022	785,000	820,325

Energy: 11.53%

Energy Equipment & Services: 0.50%
Hilcorp Energy Company 144A	5.00	12-1-2024	3,935,000	3,728,413

Oil, Gas & Consumable Fuels: 11.03%
Apache Corporation	4.63	11-15-2025	1,535,000	1,569,538
Buckeye Partners LP 144A	4.13	3-1-2025	1,360,000	1,366,773
Crestwood Midstream Partners LP	6.25	4-1-2023	6,405,000	6,307,580
DCP Midstream Operating LP 144A	4.75	9-30-2021	4,660,000	4,753,200
EnLink Midstream Partners LP	4.15	6-1-2025	7,450,000	6,639,589
EQT Corporation	7.88	2-1-2025	1,981,000	2,274,049
Occidental Petroleum Corporation (3 Month LIBOR +1.45%) ±	1.73	8-15-2022	2,815,000	2,661,373
Occidental Petroleum Corporation	8.00	7-15-2025	3,625,000	3,944,036
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	10,825,000	10,630,583
Southern Star Central Corporation 144A	5.13	7-15-2022	6,088,000	6,080,474
Suburban Propane Partners LP	5.50	6-1-2024	9,025,000	9,166,873
Sunoco LP	4.88	1-15-2023	2,755,000	2,799,934
Tallgrass Energy Partners LP 144A	4.75	10-1-2023	9,565,000	9,373,700
Targa Resources Partners LP	4.25	11-15-2023	9,345,000	9,403,687
Western Gas Partners LP	4.00	7-1-2022	3,305,000	3,362,838
Western Gas Partners LP	5.38	6-1-2021	2,452,000	2,476,520

				82,810,747

Financials: 11.14%

Banks: 1.26%
CIT Group Incorporated	5.00	8-15-2022	9,000,000	9,416,250

Capital Markets: 1.01%
Blue Cube Spinco Incorporated	10.00	10-15-2025	7,185,000	7,609,634

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Finance: 5.53%
Ford Motor Credit Company LLC	4.13%	8-17-2027	$4,600,000	$4,592,686
General Motors Financial Company	2.75	6-20-2025	3,195,000	3,299,203
General Motors Financial Company	4.20	3-1-2021	8,870,000	8,989,755
General Motors Financial Company	4.20	11-6-2021	1,930,000	1,995,892
Navient Corporation	5.00	10-26-2020	4,950,000	4,960,494
Navient Corporation	6.63	7-26-2021	3,217,000	3,297,425
Springleaf Finance Corporation	6.13	3-15-2024	2,500,000	2,710,675
Springleaf Finance Corporation	7.75	10-1-2021	11,145,000	11,674,388

				41,520,518

Diversified Financial Services: 1.00%
LPL Holdings Incorporated 144A	5.75	9-15-2025	7,245,000	7,534,800

Insurance: 0.05%
Genworth Mortgage Holdings LLC 144A	6.50	8-15-2025	350,000	368,102

Mortgage REITs: 1.26%
Starwood Property Trust Incorporated	5.00	12-15-2021	9,328,000	9,467,920

Thrifts & Mortgage Finance: 1.03%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	7,785,000	7,707,150

Health Care: 6.73%

Health Care Providers & Services: 6.37%
Centene Corporation	4.75	1-15-2025	3,375,000	3,471,458
HCA Incorporated	5.88	5-1-2023	4,365,000	4,779,675
HealthSouth Corporation	5.13	3-15-2023	7,545,000	7,601,588
Magellan Health Incorporated	4.90	9-22-2024	4,710,000	4,898,400
MEDNAX Incorporated 144A	5.25	12-1-2023	8,890,000	9,045,575
Molina Healthcare Incorporated 144A	4.88	6-15-2025	2,500,000	2,543,750
Molina Healthcare Incorporated	5.38	11-15-2022	6,800,000	7,142,550
Tenet Healthcare Corporation	4.63	7-15-2024	5,485,000	5,611,155
Universal Health Services Incorporated 144A	4.75	8-1-2022	2,700,000	2,702,700

				47,796,851

Life Sciences Tools & Services: 0.36%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	2,550,000	2,683,875

Industrials: 6.72%

Airlines: 0.72%
American Airlines Group Company 144A	5.00	6-1-2022	5,330,000	3,437,850
United Continental Holdings Incorporated	4.25	10-1-2022	2,100,000	1,942,500

				5,380,350

Commercial Services & Supplies: 2.47%
ADT Corporation	6.25	10-15-2021	9,025,000	9,538,071
Aramark Services Incorporated 144A	6.38	5-1-2025	3,305,000	3,461,988
Covanta Holding Corporation	5.88	7-1-2025	1,575,000	1,643,261
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	3,830,000	3,882,471

				18,525,791

Construction & Engineering: 1.68%
Great Lakes Dredge & Dock Corporation	8.00	5-15-2022	8,980,000	9,298,521
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	2,870,000	3,038,613

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Construction & Engineering (continued)
Taylor Morrison Communities Incorporated 144A	6.00%	9-1-2023	$280,000	$287,000

				12,624,134

Electronic Equipment, Instruments & Components: 0.19%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	1,285,000	1,412,125

Machinery: 0.26%
Trimas Corporation 144A	4.88	10-15-2025	1,915,000	1,946,119

Trading Companies & Distributors: 1.40%
Fortress Transportation & Infrastructure Investors LLC 144A	6.75	3-15-2022	10,600,000	10,522,717

Information Technology: 2.46%

IT Services: 1.23%
Cardtronics Incorporated 144A	5.50	5-1-2025	9,135,000	9,226,350

Software: 0.43%
NortonLifeLock Incorporated 144A	5.00	4-15-2025	3,135,000	3,197,700

Technology Hardware, Storage & Peripherals: 0.80%
Dell International LLC 144A	5.88	6-15-2021	1,436,000	1,438,240
Dell International LLC 144A	7.13	6-15-2024	4,400,000	4,568,476

				6,006,716

Materials: 1.67%

Chemicals: 0.32%
Chemours Company	6.63	5-15-2023	2,370,000	2,381,826

Containers & Packaging: 1.35%
Reynolds Group Holding Limited 144A	5.13	7-15-2023	3,450,000	3,500,715
Sealed Air Corporation 144A	5.13	12-1-2024	1,330,000	1,463,000
Sealed Air Corporation 144A	5.25	4-1-2023	4,835,000	5,174,417

				10,138,132

Real Estate: 2.90%

Equity REITs: 2.90%
CoreCivic Incorporated	4.63	5-1-2023	6,812,000	6,471,400
CoreCivic Incorporated	5.00	10-15-2022	1,555,000	1,531,675
SBA Communications Corporation	4.00	10-1-2022	1,885,000	1,897,667
Service Properties Trust Company	4.35	10-1-2024	9,300,000	8,739,117
Service Properties Trust Company	7.50	9-15-2025	2,855,000	3,105,207

				21,745,066

Utilities: 2.29%

Electric Utilities: 0.36%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,575,000	2,748,401

Independent Power & Renewable Electricity Producers: 1.93%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	13,968,000	14,459,674

Total Corporate Bonds and Notes (Cost $537,628,949)				543,266,670

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Loans: 15.24%

Communication Services: 3.99%

Media: 3.30%
CSC Holdings LLC (1 Month LIBOR +2.25%) ±	2.42%	1-15-2026	$2,437,875	$2,349,502
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	2.67	4-15-2027	10,869,748	10,504,851
Diamond Sports Group LLC (1 Month LIBOR +3.25%) ±	3.42	8-24-2026	8,767,915	7,397,928
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	2.67	1-31-2028	4,615,000	4,486,795

				24,739,076

Wireless Telecommunication Services: 0.69%
SBA Senior Finance II LLC (1 Month LIBOR +1.75%) ±	1.92	4-11-2025	5,306,645	5,177,322

Consumer Discretionary: 0.40%

Specialty Retail: 0.40%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ± ‡	2.42	7-5-2024	3,043,299	2,974,824

Energy: 1.06%

Oil, Gas & Consumable Fuels: 1.06%
Apergy Corporation (3 Month LIBOR +5.00%) ± ‡	6.00	6-3-2027	8,015,207	7,995,169

Financials: 0.89%

Diversified Financial Services: 0.89%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	2.06	10-6-2023	6,905,500	6,711,317

Health Care: 0.69%

Health Care Providers & Services: 0.69%
Select Medical Corporation (1 Month LIBOR +2.50%) ±	2.68	3-6-2025	5,319,589	5,164,416

Industrials: 6.20%

Aerospace & Defense: 0.77%
Rexnord LLC (1 Month LIBOR +1.75%) ±	1.92	8-21-2024	5,781,250	5,757,489

Airlines: 0.54%
Mileage Plus Holdings LLC (2 Month LIBOR +5.25%) ±	6.25	6-21-2027	1,000,000	1,010,630
United Airlines Incorporated (1 Month LIBOR +1.75%) ±	1.91	4-1-2024	3,285,012	3,087,911

				4,098,541

Building Products: 0.90%
Flex Acquisition Company (3 Month LIBOR +3.00%) ±	4.00	12-29-2023	7,000,000	6,752,480

Commercial Services & Supplies: 3.42%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	3.00	11-10-2023	11,559,352	11,499,474
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.91	3-28-2024	3,736,782	3,577,969
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.91	3-11-2025	7,611,734	7,253,982
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ± ‡	2.44	9-19-2026	3,436,356	3,324,674

				25,656,099

Machinery: 0.57%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ± ‡	3.50	1-31-2024	4,308,214	4,265,132

Information Technology: 1.10%

Semiconductors & Semiconductor Equipment: 1.10%
ON Semiconductor Corporation (1 Month LIBOR +2.00%) ±	2.16	9-19-2026	8,394,813	8,263,686

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Materials: 0.91%

Chemicals: 0.91%
Ineos US Finance LLC (2 Month LIBOR +2.00%) ±	2.21%	4-1-2024	$7,046,078	$6,841,319

Total Loans (Cost $118,386,437)				114,396,870

Non-Agency Mortgage-Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	4.26	4-25-2024	18,022	16,727

Total Non-Agency Mortgage-Backed Securities (Cost $17,848)				16,727

Yankee Corporate Bonds and Notes: 10.11%

Communication Services: 0.91%

Media: 0.91%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	6,800,000	6,808,500

Consumer Discretionary: 0.64%

Automobiles: 0.12%
Fiat Chrysler Automobiles NV	5.25	4-15-2023	896,000	949,760

Hotels, Restaurants & Leisure: 0.52%
International Game Technology plc 144A	6.25	2-15-2022	3,781,000	3,884,864

Energy: 1.51%

Energy Equipment & Services: 1.47%
Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	10,705,000	11,073,038

Oil, Gas & Consumable Fuels: 0.04%
Cenovus Energy Incorporated	5.38	7-15-2025	265,000	269,649

Financials: 1.36%

Diversified Financial Services: 1.36%
DAE Funding LLC 144A	5.25	11-15-2021	6,155,000	6,155,000
DAE Funding LLC 144A	5.75	11-15-2023	4,050,000	4,029,750

				10,184,750

Health Care: 1.85%

Pharmaceuticals: 1.85%
Teva Pharmaceutical Finance BV	2.20	7-21-2021	3,800,000	3,779,955
Teva Pharmaceutical Finance BV	2.80	7-21-2023	7,385,000	7,122,833
Teva Pharmaceutical Finance BV	3.65	11-10-2021	3,000,000	3,008,850

				13,911,638

Industrials: 0.97%

Airlines: 0.97%
Air Canada Company 144A	7.75	4-15-2021	7,300,000	7,300,000

Materials: 2.87%

Chemicals: 1.23%
Park Aerospace Holdings Company 144A	5.25	8-15-2022	9,305,000	9,237,743

Metals & Mining: 1.64%
Constellium NV Company 144A	5.75	5-15-2024	3,000,000	3,060,000
FMG Resources Proprietary Limited 144A	4.75	5-15-2022	8,909,000	9,209,679

				12,269,679

Total Yankee Corporate Bonds and Notes (Cost $74,830,992)				75,889,621

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Yield	Shares	Value
Short-Term Investments: 1.95%

Investment Companies: 1.95%
Securities Lending Cash Investments LLC (I)(r)(u)	0.09%	991,590	$991,590
Wells Fargo Government Money Market Fund Select Class (I)(u)	0.06	13,625,847	13,625,847

Total Short-Term Investments (Cost $14,617,437)			14,617,437

Total investments in securities (Cost $745,481,663)	99.69%	748,187,325
Other assets and liabilities, net	0.31	2,313,928

Total net assets	100.00%	$750,501,253

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$5,730,944	$27,003,859	$(31,743,470)	$257	$0	$43,027	#	$991,590
Wells Fargo Government Money Market Fund Select Class	47,797,221	575,033,904	(609,205,278)	0	0	572,545		13,625,847

				$257	$0	$615,572		$14,617,437	1.95%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  17

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities (including $973,212 of securities loaned), at value (cost $730,864,226)	$733,569,888
Investments in affiliated securities, at value (cost $14,617,437)	14,617,437
Receivable for investments sold	547,877
Receivable for Fund shares sold	707,817
Receivable for interest	10,762,208
Receivable for securities lending income, net	141
Prepaid expenses and other assets	1,972

Total assets	760,207,340

Liabilities
Due to custodian bank	547,877
Payable upon receipt of securities loaned	990,497
Payable for investments purchased	6,100,099
Payable for Fund shares redeemed	1,004,956
Management fee payable	232,994
Dividends payable	519,526
Administration fees payable	61,543
Distribution fee payable	29,199
Trustees’ fees and expenses payable	3,378
Accrued expenses and other liabilities	216,018

Total liabilities	9,706,087

Total net assets	$750,501,253

Net assets consist of
Paid-in capital	$796,492,800
Total distributable loss	(45,991,547)

Total net assets	$750,501,253

Computation of net asset value and offering price per share
Net assets – Class A	$97,985,422
Shares outstanding – Class A1	12,113,471
Net asset value per share – Class A	$8.09
Maximum offering price per share – Class A2	$8.34
Net assets – Class C	$46,065,823
Shares outstanding – Class C1	5,693,191
Net asset value per share – Class C	$8.09
Net assets – Administrator Class	$52,406,229
Shares outstanding – Administrator Class[1]	6,479,205
Net asset value per share – Administrator Class	$8.09
Net assets – Institutional Class	$554,043,779
Shares outstanding – Institutional Class[1]	68,590,206
Net asset value per share – Institutional Class	$8.08

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term High Yield Bond Fund

Statement of operations—year ended August 31, 2020

Investment income
Interest	$32,599,388
Income from affiliated securities	586,960

Total investment income	33,186,348

Expenses
Management fee	4,086,710
Administration fees
Class A	161,873
Class C	82,433
Administrator Class	65,371
Institutional Class	492,901
Shareholder servicing fees
Class A	252,765
Class C	128,692
Administrator Class	162,657
Distribution fee
Class C	385,991
Custody and accounting fees	81,470
Professional fees	55,493
Registration fees	94,015
Shareholder report expenses	78,537
Trustees’ fees and expenses	21,326
Other fees and expenses	68,325

Total expenses	6,218,559
Less: Fee waivers and/or expense reimbursements
Fund-level	(950,620)
Class A	(25,513)
Class C	(9,780)
Administrator Class	(76,996)

Net expenses	5,155,650

Net investment income	28,030,698

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(8,783,470)
Affiliated securities	257

Net realized losses on investments	(8,783,213)
Net change in unrealized gains (losses) on investments	719,608

Net realized and unrealized gains (losses) on investments	(8,063,605)

Net increase in net assets resulting from operations	$19,967,093

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  19

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$28,030,698		$33,006,486
Net realized losses on investments		(8,783,213)		(2,706,939)
Net change in unrealized gains (losses) on investments		719,608		11,155,238

Net increase in net assets resulting from operations		19,967,093		41,454,785

Distributions to shareholders from net investment income and net realized gains
Class A		(3,365,905)		(3,762,988)
Class C		(1,320,606)		(1,689,410)
Administrator Class		(2,251,888)		(3,168,104)
Institutional Class		(22,262,821)		(25,680,553)

Total distributions to shareholders		(29,201,220)		(34,301,055)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,568,287	28,517,927	2,334,881	18,662,572
Class C	467,805	3,751,623	550,907	4,399,664
Administrator Class	1,535,701	12,304,096	3,608,062	28,884,553
Institutional Class	31,620,693	251,527,794	39,157,823	312,749,375

		296,101,440		364,696,164

Reinvestment of distributions
Class A	403,131	3,208,961	455,888	3,644,906
Class C	161,523	1,286,290	206,987	1,655,385
Administrator Class	279,640	2,231,101	388,986	3,109,963
Institutional Class	2,252,068	17,917,547	2,585,685	20,647,043

		24,643,899		29,057,297

Payment for shares redeemed
Class A	(4,836,165)	(37,567,439)	(5,701,043)	(45,524,301)
Class C	(2,263,342)	(17,866,207)	(3,080,040)	(24,607,930)
Administrator Class	(6,110,858)	(48,807,964)	(6,065,662)	(48,429,129)
Institutional Class	(52,343,372)	(408,601,197)	(50,462,701)	(402,058,756)

		(512,842,807)		(520,620,116)

Net decrease in net assets resulting from capital share transactions		(192,097,468)		(126,866,655)

Total decrease in net assets		(201,331,595)		(119,712,925)

Net assets
Beginning of period		951,832,848		1,071,545,773

End of period		$750,501,253		$951,832,848

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.07	$7.99	$8.07	$8.10	$8.07
Net investment income	0.26	0.25	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	0.02	0.09	(0.08)	(0.03)	0.03

Total from investment operations	0.28	0.34	0.16	0.20	0.27
Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.24)	(0.23)	(0.24)
Net asset value, end of period	$8.09	$8.07	$7.99	$8.07	$8.10
Total return[1]	3.61%	4.40%	2.00%	2.51%	3.37%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.93%	0.92%	0.92%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.19%	3.18%	2.96%	2.88%	2.95%
Supplemental data
Portfolio turnover rate	78%	44%	34%	35%	32%
Net assets, end of period (000s omitted)	$97,985	$104,671	$127,024	$172,151	$296,817

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.07	$8.00	$8.07	$8.10	$8.07
Net investment income	0.20	0.19	0.18	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.02	0.08	(0.07)	(0.03)	0.03

Total from investment operations	0.22	0.27	0.11	0.14	0.21
Distributions to shareholders from
Net investment income	(0.20)	(0.20)	(0.18)	(0.17)	(0.18)
Net asset value, end of period	$8.09	$8.07	$8.00	$8.07	$8.10
Total return[1]	2.84%	3.49%	1.36%	1.75%	2.60%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.69%	1.68%	1.67%	1.67%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.43%	2.43%	2.21%	2.11%	2.20%
Supplemental data
Portfolio turnover rate	78%	44%	34%	35%	32%
Net assets, end of period (000s omitted)	$46,066	$59,113	$77,169	$111,268	$123,745

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.06	$7.99	$8.07	$8.10	$8.07
Net investment income	0.27	0.27	0.25	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.03	0.08	(0.08)	(0.03)	0.03

Total from investment operations	0.30	0.35	0.17	0.21	0.28
Distributions to shareholders from
Net investment income	(0.27)	(0.28)	(0.25)	(0.24)	(0.25)
Net asset value, end of period	$8.09	$8.06	$7.99	$8.07	$8.10
Total return	3.90%	4.44%	2.16%	2.68%	3.54%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.86%	0.86%	0.86%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.29%	3.34%	3.13%	3.03%	3.11%
Supplemental data
Portfolio turnover rate	78%	44%	34%	35%	32%
Net assets, end of period (000s omitted)	$52,406	$86,892	$102,673	$134,070	$274,878

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.05	$7.98	$8.06	$8.09	$8.06
Net investment income	0.29	0.28	0.27	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.03	0.08	(0.08)	(0.02)	0.03

Total from investment operations	0.32	0.36	0.19	0.23	0.29
Distributions to shareholders from
Net investment income	(0.29)	(0.29)	(0.27)	(0.26)	(0.26)
Net asset value, end of period	$8.08	$8.05	$7.98	$8.06	$8.09
Total return	4.06%	4.59%	2.31%	2.83%	3.69%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.59%	0.59%	0.59%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.47%	3.49%	3.27%	3.16%	3.26%
Supplemental data
Portfolio turnover rate	78%	44%	34%	35%	32%
Net assets, end of period (000s omitted)	$554,044	$701,157	$764,680	$1,010,757	$735,285

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the

Wells Fargo Short-Term High Yield Bond Fund  |  25

Notes to financial statements

participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $746,879,652 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$10,641,966

Gross unrealized losses	(9,334,293)

Net unrealized losses	$1,307,673

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $15,482,218 in short-term capital losses and $31,825,898 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$543,266,670	$0	$543,266,670

Loans	0	95,837,071	18,559,799	114,396,870

Non-agency mortgage-backed securities	0	16,727	0	16,727

Yankee corporate bonds and notes	0	75,889,621	0	75,889,621

Short-term investments

Investment companies	14,617,437	0	0	14,617,437

Total assets	$14,617,437	$715,010,089	$18,559,799	$748,187,325

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of August 31, 2019	$6,794,351

Accrued discounts (premiums)	(78)

Realized gains (losses)	(1,857)

Change in unrealized gains (losses)	(79,548)

Purchases	12,593,158

Sales	(746,227)

Transfers into Level 3	0

Transfers out of Level 3	0

Balance as of August 31, 2020	$18,559,799

Change in unrealized gains (losses) relating to securities still held at August 31, 2020	$(64,044)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Wells Fargo Short-Term High Yield Bond Fund  |  27

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management Fee

First $500 million	0.500%

Next $500 million	0.475

Next $2 billion	0.450

Next $2 billion	0.425

Next $5 billion	0.390

Over $10 billion	0.380

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, and 0.65% for Administrator Class shares, and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $2,776 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2020.

28  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2020 were $626,150,483 and $675,903,178, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$518,865	$(518,865)	$0

Scotia Capital (USA) Inc.	454,347	(454,347)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,201,220 and $34,301,055 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable loss on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$528,422	$1,307,673	$(47,308,116)

Wells Fargo Short-Term High Yield Bond Fund  |  29

Notes to financial statements

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Wells Fargo Short-Term High Yield Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo Short-Term High Yield Bond Fund  |  31

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2020, $19,999,334 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Short-Term High Yield Bond Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Short-Term High Yield Bond Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the ten-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index, for the one- and three-year periods ended March 31, 2020, and lower than its benchmark for the five- and ten-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the Fund’s structural biases and investment restrictions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark for certain of the time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and

Wells Fargo Short-Term High Yield Bond Fund  |  37

Other information (unaudited)

other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Short-Term High Yield Bond Fund  |  39

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC waivers on A and C shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Oppenheimer: breakpoints, rights of accumulation & letters of intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Short-Term High Yield Bond Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC waivers on A and C shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Baird: breakpoint and/or rights of accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Short-Term High Yield Bond Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00415 10-20

A222/AR222 08-20

Annual Report

August 31, 2020

Wells Fargo

Ultra Short-Term Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Income Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Ultra Short-Term Income Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Ultra Short-Term Income Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved the following changes:

∎

A change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

∎	Changes to the Class A sales charge schedule for the Fund, effective with every purchase made on or after September 21, 2020.

NEW Class A Sales Charge Schedule effective September 21, 2020

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price

Less than $100,000	2.00%	2.04%	1.75%

$100,000 but less than $250,000	1.00%	1.01%	0.85%

$250,000 and over	0.00%[1]	0.00%	0.40%[2]

[1]

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers” in the Fund’s Prospectus). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

[2]	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Wells Fargo Ultra Short-Term Income Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Michael J. Schueller, CFA®‡

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SADAX)	8-31-1999	0.57	1.42	1.11	2.62	1.83	1.31	0.71	0.51

Class A2 (WUSNX)[3]	5-29-2020	–	–	–	2.48	1.80	1.30	0.81	0.51

Class C (WUSTX)	7-18-2008	0.73	1.07	0.56	1.73	1.07	0.56	1.46	1.26

Administrator Class (WUSDX)	4-8-2005	–	–	–	2.61	1.97	1.46	0.65	0.51

Institutional Class (SADIX)	8-31-1999	–	–	–	2.83	2.18	1.67	0.38	0.26

Bloomberg Barclays Short-Term Government/ Corporate Bond Index[4]	–	–	–	–	1.96	1.55	0.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.50% for Class A2, 1.25% for Class C, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.

[4]

The Bloomberg Barclays Short-Term Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Barclays U.S. Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Barclays Short-Term Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Ultra Short-Term Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Short-Term Government/Corporate Bond Index, for the 12-month period that ended August 31, 2020.

∎	An underweight to U.S. Treasuries and an overweight to corporate debt contributed. Overweights to both financials and industrials contributed, as did selection within both sectors.

∎	Duration positioning was mostly neutral while curve positioning contributed.

∎	An overweight to BB-rated securities contributed during the period, as did an underweight to AAA.

∎

An overweight to structured products detracted. While structured products posted positive returns, and returns exceeded like-duration U.S. Treasuries, they tended to underperform the benchmark, detracting slightly from performance.

Ten largest holdings (%) as of August 31, 2020[6]

FNMA 2.00%, 9-17-2035	3.59

iShares Short-Term Corporate Bond ETF	2.45

SPDR Portfolio Short Term Corporate Bond ETF	2.07

Invesco BulletShares 2021 High Yield Corporate Bond ETF	1.09

Nissan Auto Lease Trust Series 2019-A Class A3 2.76%, 3-15-2022	0.92

Ally Master Owner Trust Series 2018-4 Class A 3.30%, 7-17-2023	0.89

Banco Santander SA 3.50%, 4-11-2022	0.81

FNMA 2.00%, 10-19-2035	0.81

Daimler Trucks Retail Trust Series 2018-1 Class A4 3.03%, 11-15-2024	0.78

Morgan Stanley 2.75%, 5-19-2022	0.76

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero, as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 7.

8  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2020[7]

We continue to consistently implement our time-tested process and philosophy as we strive to capitalize on market dislocations.

The Fund’s largest commitment remains in short-term corporate bonds. During the period, we reduced the overweight to corporate debt and the Fund was near its cyclical low for high-yield and credit exposure coming into 2020, providing the flexibility to selectively add risk within the portfolio. In March and April 2020, we exploited market volatility through a number of tactical trades in sectors with significant dislocations. We added to U.S. high-yield bonds, focusing on short, BB-rated, less-cyclical credits in sectors such as health care and telecommunications. We strategically added to new issue higher-quality investment-grade credit issued at large discounts and we extended duration in credit. The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities, residential mortgage-backed securities (MBS), commercial mortgage-backed securities, and collateralized mortgage and loan obligations. We continue to find value in owning structured products over Treasuries and agencies and maintain a material allocation to structured products within the Fund. We rotated into TBA MBS as the period ended given the asset class’s relative attractiveness over specified mortgage pools. Lastly, we added to short U.S. Treasury bills late in the period. These moves were phased in, and we continue to maintain liquidity and the flexibility to reallocate the portfolio as needed.

We generally maintained the Fund’s duration near the 0.5-year mark, in line with its benchmark. Our duration positioning remains focused on the short-term horizon and oscillates around a neutral position until we are confident in a trend reversal. Given the Federal Open Market Committee’s commitment to keeping rates anchored near zero, we will look to add a marginal amount of duration on market dislocations, as we did as the period came to a close.

The outlook is for recovery amid uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections represent an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all of the shortfall.

Please see footnotes on page 7.

Wells Fargo Ultra Short-Term Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,013.57	$2.99	0.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$3.00	0.59%

Class A2

Actual	$1,000.00	$1,012.24	$1.26	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,011.31	$1.26	0.50%

Class C

Actual	$1,000.00	$1,009.72	$6.77	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80	1.34%

Administrator Class

Actual	$1,000.00	$1,013.93	$2.63	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.52	$2.64	0.52%

Institutional Class

Actual	$1,000.00	$1,015.05	$1.52	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 8.36%
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.67%	6-1-2032	$1,451	$1,459
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.75	11-1-2035	1,254,142	1,320,997
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.90	7-1-2029	558	559
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.25	3-1-2035	486,050	512,383
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.47	10-1-2038	510,760	515,250
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	3.72	5-1-2035	154,216	162,741
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.75	4-1-2032	76,858	77,263
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.77	9-1-2038	1,096,978	1,162,442
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.83	1-1-2029	28,729	28,832
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.86	4-1-2038	448,262	473,330
FHLMC	4.50	1-1-2022	850	892
FHLMC	4.50	6-1-2024	554,609	587,078
FHLMC	4.50	9-1-2026	859,672	910,782
FHLMC	5.50	12-1-2022	196,025	204,020
FHLMC	5.50	12-1-2023	219,756	230,238
FHLMC	6.00	10-1-2021	127,843	129,802
FHLMC	6.00	10-1-2021	137,021	139,373
FHLMC	6.00	1-1-2024	160,836	166,574
FHLMC	7.00	6-1-2031	204,100	233,577
FHLMC	9.50	9-1-2020	60	59
FHLMC	9.50	12-1-2022	443	447
FHLMC	10.00	11-17-2021	701	706
FHLMC Series 2611 Class HD	5.00	5-15-2023	265,078	276,168
FHLMC Series 2649 Class WL	4.00	7-15-2023	380,045	386,209
FHLMC Series 2704 Class BH	4.50	11-15-2023	200,320	207,406
FHLMC Series 2881 Class AE	5.00	8-15-2034	118,970	123,476
FHLMC Series 2953 Class LD	5.00	12-15-2034	95,678	99,566
FHLMC Series 3609 Class LA	4.00	12-15-2024	423	425
FHLMC Series 3834 Class EA	3.50	6-15-2029	61,264	61,746
FHLMC Series 3888 Class NA	2.25	1-15-2040	761,970	772,515
FHLMC Series 3924 Class MF (1 Month LIBOR +0.50%) ±	0.66	9-15-2041	1,138,298	1,144,764
FHLMC Series 4172 Class PB	1.50	7-15-2040	134,058	134,482
FHLMC Series 4348 Class MH	3.00	6-15-2039	1,272,965	1,304,048
FHLMC Series 4764 Class BA	4.00	6-15-2042	430,410	435,924
FHLMC Series 4889 Class CD	3.00	4-15-2049	2,937,407	3,073,598
FHLMC Series 4938 Class BF (1 Month LIBOR +0.50%) ±	0.67	12-25-2049	8,001,453	8,041,907
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.82	2-25-2023	498,588	497,538
FHLMC Series KI01 Class A (1 Month LIBOR +0.16%) ±	0.31	9-25-2022	351,882	351,840
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	1.91	5-25-2044	2,062,084	2,060,283
FHLMC Series T-42 Class A6	9.50	2-25-2042	520,302	664,332
FNMA %%	2.00	9-17-2035	44,440,000	46,238,431
FNMA %%	2.00	10-19-2035	10,000,000	10,391,406
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.69	6-1-2034	763,755	778,711
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.72	6-1-2032	67,654	67,987
FNMA (6 Month LIBOR +1.51%) ±	2.79	9-1-2037	269,633	279,148
FNMA (6 Month LIBOR +1.38%) ±	3.28	10-1-2031	43,705	43,972
FNMA (12 Month LIBOR +1.82%) ±	3.42	9-1-2040	1,382,837	1,448,710
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.45	7-1-2038	778,669	819,510
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.45	5-1-2036	358,852	379,969
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.53	4-1-2038	1,354,099	1,424,761
FNMA (12 Month Treasury Average +2.20%) ±	3.57	8-1-2045	263,294	274,396
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.58	2-1-2035	623,500	656,067
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	3.65	12-1-2034	236,947	247,934
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.65	11-1-2033	1,051,980	1,107,568
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.69	8-1-2036	1,302,641	1,372,629
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.76	12-1-2040	118,053	118,721

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.77%	11-1-2034	$599,914	$634,497
FNMA (12 Month Treasury Average +2.45%) ±	3.78	5-1-2036	475,800	499,501
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.79	5-1-2032	4,368	4,379
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.81	2-1-2033	288,316	290,279
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.90	2-1-2036	721,115	734,165
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.01	11-1-2035	111,748	113,208
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.03	11-1-2031	49,351	49,479
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.15	11-1-2032	422,133	423,302
FNMA	4.50	1-1-2027	1,102,965	1,174,352
FNMA	5.00	5-1-2022	53,971	56,908
FNMA	5.00	6-1-2024	1,010,423	1,066,024
FNMA (6 Month LIBOR +2.86%) ±	5.23	4-1-2033	727	730
FNMA	6.00	4-1-2021	5,598	5,634
FNMA	6.00	1-1-2023	516,102	537,791
FNMA	6.50	8-1-2031	244,120	291,989
FNMA	9.00	10-15-2021	656	660
FNMA	9.00	6-1-2024	2,192	2,210
FNMA	9.50	12-1-2020	58	59
FNMA Series 1990-111 Class Z	8.75	9-25-2020	8	8
FNMA Series 1990-119 Class J	9.00	10-25-2020	253	253
FNMA Series 1990-124 Class Z	9.00	10-25-2020	19	19
FNMA Series 1991-132 Class Z	8.00	10-25-2021	7,265	7,487
FNMA Series 1992-71 Class X	8.25	5-25-2022	7,608	7,974
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	263,859	304,090
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	405,567	491,831
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	382,083	469,664
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	460,548	569,461
FNMA Series 2002-W04 Class A6 ±±	4.01	5-25-2042	483,232	512,953
FNMA Series 2003-W11 Class A1 ±±	4.07	6-25-2033	11,241	11,449
FNMA Series 2003-W3 Class 1A4 ±±	3.93	8-25-2042	26,086	27,740
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	0.50	3-25-2037	251,618	251,857
FNMA Series 2009-31 Class B	4.00	5-25-2024	4	4
FNMA Series 2010-115 Class NC	2.75	1-25-2039	415,738	420,732
FNMA Series 2010-25 Class ND	3.50	3-25-2025	668	657
FNMA Series 2010-37 Class A1	5.41	5-25-2035	3,010,085	3,168,596
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	108,110	110,371
FNMA Series 2012-72 Class QE	3.00	1-25-2038	101,650	102,405
FNMA Series 2013-26 Class AK	2.50	11-25-2038	2,163,487	2,192,921
FNMA Series 2014-19 Class HA	2.00	6-25-2040	540,623	550,423
GNMA	7.00	6-15-2033	346,297	426,706
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	0.36	5-20-2067	7,737	7,734
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	0.36	8-20-2067	30,101	30,091

Total Agency Securities (Cost $105,968,606)				107,695,544

Asset-Backed Securities: 12.25%
Ally Master Owner Trust Series 2018-4 Class A	3.30	7-17-2023	11,174,000	11,453,007
American Credit Acceptance Receivables Trust Series 2018-1 Class C 144A	3.55	4-10-2024	466,449	467,590
American Credit Acceptance Receivables Trust Series 2019-2 Class A 144A	2.85	7-12-2022	423,813	424,089
California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	990,905	993,990
Chesapeake Funding II LLC Series 2017-3A Class A1 144A	1.91	8-15-2029	1,562,115	1,566,728
Chesapeake Funding II LLC Series 2018-3A Class A1 144A	3.39	1-15-2031	4,120,519	4,257,221
CommonBond Student Loan Trust Series 2018-BGS Class A1 144A	3.56	9-25-2045	6,323,365	6,548,657
Daimler Trucks Retail Trust Series 2018-1 Class A4 144A	3.03	11-15-2024	10,000,000	10,053,618
Drive Auto Receivables Trust Series 2017-3 Class D 144A	3.53	12-15-2023	2,618,671	2,653,745
Drive Auto Receivables Trust Series 2017-BA Class D 144A	3.72	10-17-2022	801,815	806,327

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
DT Auto Owner Trust Series 2017-3A Class D 144A	3.58%	5-15-2023	$1,682,758	$1,695,780
DT Auto Owner Trust Series 2017-4A Class D 144A	3.47	7-17-2023	2,690,863	2,706,413
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	0.98	6-25-2026	449,201	448,913
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.18	12-25-2056	792,563	784,629
Exeter Automobile Receivables Trust Series 2019-2A Class A 144A	2.93	7-15-2022	99,162	99,247
Fifth Third Auto Trust Series 2019-1 Class A2A	2.66	5-16-2022	1,203,529	1,208,122
Finance of America HECM Buyout Series 2020-HB2 Class A 144A±±	1.71	7-25-2030	6,020,945	6,020,140
Flagship Credit Auto Trust Series 2018-4 Class A 144A	3.41	5-15-2023	990,476	1,002,893
Flagship Credit Auto Trust Series 2019-4 Class A 144A	2.17	6-17-2024	3,592,973	3,650,198
Ford Credit Auto Lease Trust Series 2018-B Class A4	3.30	2-15-2022	3,835,000	3,886,632
Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	3,354,085	3,359,972
Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	1,169,468	1,169,529
Hertz Vehicle Financing LLC Series 2018-1A Class A 144A	3.29	2-25-2024	1,268,362	1,269,040
Honda Auto Receivables Owner Series 2019-1 Class A2	2.75	9-20-2021	766,358	768,846
Hyundai Auto Lease Securitization Trust Series 2018-B Class A4	3.29	1-15-2025	6,000,000	6,273,450
Hyundai Auto Lease Securitization Trust Series 2019-A Class A3 144A	2.98	7-15-2022	5,200,000	5,263,358
MFRA Trust Series 2020-NQM1 Class A1 144A±±	1.65	8-25-2049	5,000,000	4,999,943
MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	1,422,040	1,433,524
Navient Student Loan Trust Series 2017-3A Class A3 (1 Month LIBOR +1.05%) 144A±	1.23	7-26-2066	8,510,000	8,468,636
Nissan Auto Lease Trust Series 2019-A Class A3	2.76	3-15-2022	11,738,000	11,877,489
Nissan Auto Lease Trust Series 2019-B Class A3	2.27	7-15-2022	5,375,000	5,451,881
Oscar US Funding Trust Series 2016-2A Class A4 144A	2.99	12-15-2023	2,062,642	2,074,353
Prestige Auto Receivables Trust Series 2017-1A Class B 144A	2.39	5-16-2022	27,340	27,358
Santander Drive Auto Receivables Trust Series 2017-1 Class D	3.17	4-17-2023	5,392,289	5,446,063
Santander Drive Auto Receivables Trust Series 2019-3 Class B	2.28	9-15-2023	1,102,000	1,114,879
Santander Retail Auto Lease Trust Series 2019-A Class A2 144A	2.72	1-20-2022	2,720,938	2,740,575
SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	0.41	9-15-2026	499,849	499,611
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	0.78	11-25-2027	752,399	751,380
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.83	12-27-2038	4,192,919	4,125,203
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.73	5-26-2055	4,509,997	4,439,393
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	6,200,000	6,295,426
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.87	3-26-2040	2,038,103	2,035,891
South Texas Higher Education 2012-1 Class A2 (3 Month LIBOR +0.85%) ±	2.28	10-1-2024	1,186,353	1,187,006
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.40	10-25-2027	2,684,283	2,695,103
Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	1,389,371	1,404,703
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	1.08	4-25-2048	2,424,643	2,407,068
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.78	1-25-2046	3,079,692	3,023,686
Westlake Automobile Receivables Trust Series 2019-2A Class A2A 144A	2.57	2-15-2023	5,540,343	5,582,564
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	779,238	784,080
World Omni Auto Receivables Trust Series 2016-B Class A3	1.30	2-15-2022	116,957	116,996

Total Asset-Backed Securities (Cost $156,895,135)				157,814,945

Corporate Bonds and Notes: 19.40%

Communication Services: 0.74%

Diversified Telecommunication Services: 0.16%
Level 3 Financing Incorporated	5.13	5-1-2023	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Media: 0.47%
NBCUniversal Enterprise Incorporated 144A	5.25%	12-31-2049	$6,000,000	$6,090,000

Wireless Telecommunication Services: 0.11%
Sprint Spectrum Company LLC 144A	3.36	3-20-2023	1,406,250	1,422,703

Consumer Discretionary: 1.44%

Automobiles: 0.59%
Ford Motor Company	8.50	4-21-2023	1,900,000	2,100,270
General Motors Company	5.40	10-2-2023	5,000,000	5,542,372

				7,642,642

Household Durables: 0.18%
Lennar Corporation	6.25	12-15-2021	2,250,000	2,330,325

Multiline Retail: 0.22%
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	2,800,000	2,786,000

Textiles, Apparel & Luxury Goods: 0.45%
Ralph Lauren Corporation	1.70	6-15-2022	3,190,000	3,253,075
Tapestry Incorporated	3.00	7-15-2022	2,495,000	2,509,146

				5,762,221

Consumer Staples: 1.71%

Food & Staples Retailing: 0.37%
Cargill Incorporated 144A	1.38	7-23-2023	4,700,000	4,811,202

Food Products: 0.54%
Conagra Brands Incorporated	3.80	10-22-2021	3,560,000	3,692,900
Land O’Lakes Incorporated 144A	6.00	11-15-2022	3,000,000	3,195,000

				6,887,900

Tobacco: 0.80%
Altria Group Incorporated	4.75	5-5-2021	5,000,000	5,151,080
BAT Capital Corporation	2.76	8-15-2022	5,000,000	5,199,700

				10,350,780

Energy: 2.74%

Oil, Gas & Consumable Fuels: 2.74%
BP Capital Markets America Incorporated	2.94	4-6-2023	1,000,000	1,061,085
DCP Midstream Operating LP 144A	4.75	9-30-2021	3,500,000	3,570,000
EQT Corporation	3.00	10-1-2022	2,750,000	2,719,008
Exxon Mobil Corporation	1.57	4-15-2023	7,000,000	7,217,714
Marathon Petroleum Corporation	4.50	5-1-2023	3,000,000	3,265,080
Midwest Connector Capital Company 144A	3.63	4-1-2022	1,654,000	1,665,494
Occidental Petroleum Corporation	2.60	8-13-2021	2,195,000	2,196,010
Occidental Petroleum Corporation	2.70	8-15-2022	3,090,000	3,038,011
The Phillips 66 Company	3.70	4-6-2023	5,000,000	5,381,992
Valero Energy Corporation	2.70	4-15-2023	3,000,000	3,135,878
Western Gas Partners LP	5.38	6-1-2021	2,000,000	2,020,000

				35,270,272

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Financials: 8.09%

Banks: 1.71%
Citibank NA (3 Month LIBOR +0.60%) ±	2.84%	5-20-2022	$6,000,000	$6,104,889
Fifth Third Bancorp	1.63	5-5-2023	3,000,000	3,077,930
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	7,250,000	7,414,179
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	2,635,000	2,748,002
Synchrony Bank	3.65	5-24-2021	2,650,000	2,690,004

				22,035,004

Capital Markets: 1.89%
Goldman Sachs Group Incorporated	5.75	1-24-2022	5,000,000	5,366,921
IntercontinentalExchange Incorporated	0.70	6-15-2023	5,000,000	5,032,180
Morgan Stanley	2.75	5-19-2022	9,435,000	9,798,164
State Street Corporation (U.S. SOFR +2.69%) 144A±	2.83	3-30-2023	4,000,000	4,145,010

				24,342,275

Consumer Finance: 3.25%
BMW US Capital LLC 144A	3.80	4-6-2023	5,000,000	5,408,096
Daimler Finance North America LLC 144A	1.75	3-10-2023	1,715,000	1,753,186
Ford Motor Credit Company LLC	3.20	1-15-2021	3,665,000	3,665,000
General Motors Financial Company Incorporated	1.70	8-18-2023	2,000,000	2,011,847
General Motors Financial Company Incorporated	4.20	11-6-2021	2,500,000	2,585,352
Hyundai Capital America Company 144A	2.38	2-10-2023	1,720,000	1,765,184
Hyundai Capital America Company 144A	2.75	9-18-2020	4,000,000	4,003,903
Nissan Motor Acceptance Corporation 144A	3.65	9-21-2021	4,000,000	4,052,230
The American Express Company (3 Month LIBOR +0.62%) ±	0.87	5-20-2022	3,000,000	3,020,939
Toyota Motor Credit Corporation	2.90	3-30-2023	5,000,000	5,317,107
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	3,875,000	4,028,334
Volkswagen Group of America Finance LLC 144A	3.13	5-12-2023	4,000,000	4,244,375

				41,855,553

Diversified Financial Services: 0.45%
National Securities Clearing Corporation 144A	1.20	4-23-2023	5,000,000	5,093,913
WEA Finance LLC 144A	3.25	10-5-2020	698,000	698,518

				5,792,431

Insurance: 0.79%
AIG Global Funding 144A	0.80	7-7-2023	5,000,000	5,037,828
Athene Global Funding 144A	2.80	5-26-2023	5,000,000	5,197,797

				10,235,625

Health Care: 0.63%

Biotechnology: 0.40%
AbbVie Incorporated	3.38	11-14-2021	4,935,000	5,109,054

Pharmaceuticals: 0.23%
Royalty Pharma plc 144A%%	0.75	9-2-2023	3,000,000	2,998,354

Industrials: 2.09%

Aerospace & Defense: 0.08%
The Boeing Company	4.51	5-1-2023	1,000,000	1,056,053

Air Freight & Logistics: 0.40%
FedEx Corporation	3.40	1-14-2022	5,000,000	5,200,389

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Airlines: 0.47%
Delta Air Lines Incorporated	3.40%	4-19-2021	$3,000,000	$3,006,986
Delta Air Lines Incorporated	3.63	3-15-2022	3,000,000	2,984,233

				5,991,219

Industrial Conglomerates: 0.37%
General Electric Company (3 Month LIBOR +1.00%) ±	1.31	3-15-2023	1,729,000	1,728,509
Honeywell International Incorporated	0.48	8-19-2022	3,000,000	3,006,753

				4,735,262

Machinery: 0.77%
CNH Industrial Capital LLC	1.95	7-2-2023	6,405,000	6,503,827
CNH Industrial Capital LLC	4.38	11-6-2020	3,375,000	3,385,023

				9,888,850

Information Technology: 0.64%

IT Services: 0.16%
Leidos Incorporated 144A	2.95	5-15-2023	2,000,000	2,103,510

Semiconductors & Semiconductor Equipment: 0.28%
Microchip Technology Incorporated 144A	2.67	9-1-2023	3,475,000	3,596,900

Technology Hardware, Storage & Peripherals: 0.20%
Dell International LLC 144A	7.13	6-15-2024	2,505,000	2,600,916

Real Estate: 0.54%

Equity REITs: 0.54%
Service Properties Trust	4.50	6-15-2023	3,500,000	3,465,000
Tanger Properties LP	3.88	12-1-2023	3,515,000	3,500,448

				6,965,448

Utilities: 0.78%

Independent Power & Renewable Electricity Producers: 0.16%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	2,000,000	2,070,400

Multi-Utilities: 0.62%
Dominion Energy Incorporated	2.72	8-15-2021	2,700,000	2,755,674
DTE Energy Company	2.25	11-1-2022	5,000,000	5,177,353

				7,933,027

Total Corporate Bonds and Notes (Cost $243,156,936)				249,864,315

			Shares
Exchange-Traded Funds: 5.60%
Invesco BulletShares 2021 High Yield Corporate Bond ETF			605,241	13,975,015
iShares Short-Term Corporate Bond ETF			572,000	31,511,480
SPDR Portfolio Short Term Corporate Bond ETF			847,800	26,646,354

Total Exchange-Traded Funds (Cost $70,145,520)				72,132,849

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 0.61%

Indiana: 0.22%

Education Revenue: 0.22%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.98%	2-25-2044	$2,846,005	$2,839,857

New Jersey: 0.13%

Transportation Revenue: 0.13%
New Jersey Transportation Trust Authority Taxable Transportation System Series B	2.38	6-15-2022	1,700,000	1,709,962

New York: 0.06%

Transportation Revenue: 0.06%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	790,000	803,967

Wisconsin: 0.20%

Housing Revenue: 0.20%
Wisconsin PFA Affinity Living Group Project (Citizens Bank LOC)	3.75	2-1-2022	2,500,000	2,500,350

Total Municipal Obligations (Cost $7,793,087)				7,854,136

Non-Agency Mortgage-Backed Securities: 23.31%
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93	5-25-2059	1,492,979	1,508,431
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	3,510,726	3,555,655
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	3,910,005	3,917,256
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	787,207	786,977
Bluemountain CLO Limited Series 2015-1A Class A1R (3 Month LIBOR +1.33%) 144A±	1.60	4-13-2027	371,326	371,360
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	1,962,696	2,025,082
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	3,964,266	4,047,001
Carlyle C17 CLO Limited Series C17A Class A1AR (3 Month LIBOR +1.03%) 144A±	1.30	4-30-2031	3,000,000	2,972,169
Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	1,055,265	1,095,824
CCG Receivables Trust Series 2019-1 Class A2 144A	2.80	9-14-2026	1,915,572	1,949,818
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	1,621,361	1,627,520
CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	0.95	7-15-2032	5,115,843	5,103,038
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class A3	3.06	2-10-2048	5,805,000	5,884,990
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.26	7-15-2030	2,365,399	2,253,477
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	179	179
Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	1,196,802	1,197,875
Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	1,313,363	1,329,492
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	6,334,244	6,358,261
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	152,555	152,407
Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	2,372,757	2,400,602
Commercial Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	3,048,230	3,166,125
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	21,363	21,348
Commercial Mortgage Trust Series 2014-UBS2 Class A3	3.47	3-10-2047	4,170,000	4,218,275
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	666,485	667,447
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	2.90	6-19-2031	122,823	120,872
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	3.60	6-19-2031	77,092	75,862

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	1.41%	1-15-2034	$3,600,000	$3,472,852
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	5,977,020	6,032,046
Credit Suisse Mortgage Trust Series 2020-SPT1 Class A1 144A	1.62	4-25-2065	5,722,154	5,721,991
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	1.19	12-31-2027	3,773,078	3,759,502
DBWF Mortgage Trust Series 2018-GLKS (1 Month LIBOR +1.03%) 144A±	1.19	12-19-2030	635,000	612,938
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	3,841,683	3,895,733
Deephaven Residential Mortgage Series 2020-1 Class A2 144A±±	2.49	1-25-2060	2,636,538	2,643,255
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±±	3.57	1-25-2022	1,277	1,277
DLL Securitization Trust Series 2018-ST2 Class A3 144A	3.46	1-20-2022	3,983,349	4,032,290
Dryden Senior Loan Fund Series 2013-30A (3 Month LIBOR +0.82%) 144A±	1.10	11-15-2028	5,580,000	5,529,864
Ellington Financial Mortgage Trust Series 2020-1 Class A1 144A±±	2.01	5-25-2065	2,423,527	2,455,626
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.29	9-25-2033	309,020	301,955
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A±±	2.31	1-25-2060	6,572,654	6,667,817
GB Trust Series 2020-FlLIX (1 Month LIBOR +1.12%) 144A±	1.29	8-15-2037	8,000,000	8,015,539
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	4,408,145	4,459,892
GCAT Series 2019-NQM2 Class A1 144A	2.86	9-25-2059	4,196,799	4,258,067
Goldman Sachs Mortgage Securities Trust Series 2010-C2 Class A2 144A±±	5.16	12-10-2043	252,688	252,509
Goldman Sachs Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	3,338,557	3,346,066
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class AAB	3.81	11-10-2046	1,584,760	1,658,470
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	2,934,697	2,966,645
Goldman Sachs Mortgage Securities Trust Series 2015-GS1 Class A1	1.94	11-10-2048	67,068	67,098
Goldman Sachs Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	242,482	242,504
Goldman Sachs Mortgage Securities Trust Series 2020-NQM1 Class A1 144A±±	1.38	9-27-2060	5,600,000	5,602,198
GPMT Limited Series 2018-FL1 Class A (1 Month LIBOR +0.90%) 144A±	1.07	11-21-2035	925,430	911,545
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	31,366	30,407
Halcyon Loan Advisors Funding Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	1.36	10-22-2025	1,418,435	1,414,764
Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A±±	3.45	1-25-2059	3,008,993	3,052,107
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.16	11-15-2036	3,991,417	3,818,193
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +0.70%) 144A±	0.86	1-15-2033	4,000,000	3,912,898
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class A3	4.17	8-15-2046	1,817,642	1,850,227
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A±	2.41	6-15-2035	3,571,081	3,359,902
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.12	7-15-2036	5,000,000	4,868,746
KKR Financial Holdings LLC (3 Month LIBOR +1.34%) 144A±	1.62	4-15-2029	8,000,000	7,985,272
LCM XII LP Series 2013-A Class ARR (3 Month LIBOR +1.14%) 144A±	1.41	7-19-2027	6,000,000	5,956,020
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	3,000,000	3,031,233
Marlette Funding Trust Series 2019-4A Class A 144A	2.39	12-17-2029	2,948,207	2,972,053
Marlette Funding Trust Series 2020-2A Class A 144A	1.02	9-16-2030	8,000,000	8,011,742
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	3.81	10-25-2032	2,004	1,957
Mello Warehouse Securitization Series 2018-W1 Class A (1 Month LIBOR +0.85%) 144A±	1.03	11-25-2051	3,666,667	3,663,472
Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	0.98	6-25-2052	5,065,000	5,068,460
MF1 Limited Class 2020-Fl3 Class A (1 Month LIBOR +2.05%) 144A±	2.21	7-15-2035	3,255,000	3,267,741
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	2,957,989	3,028,704
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	2,176,966	2,177,862
New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A±±	3.99	11-25-2048	2,350,298	2,409,356

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Ocwen Master Advance Receivable Series 2020-T1 Class AT1 144A	1.28%	8-15-2052	$7,280,000	$7,292,487
Ondeck Asset Securitization Trust LLC Series 2018-1A Class A 144A	3.50	4-18-2022	1,484,047	1,475,768
Onslow Bay Financial LLC Series 2020-EXP1 1A8 144A±±	3.50	2-25-2060	1,916,018	1,969,151
OZML Funding Limited Series 2013-3A Class AIRR (3 Month LIBOR +1.18%) 144A±	1.44	1-22-2029	4,969,666	4,949,435
Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A±	1.18	11-15-2026	2,543,182	2,534,634
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	2,748,722	2,682,003
Residential Mortgage Loan Trust Series 2019-2 Class A1 144A±±	2.91	5-25-2059	3,348,726	3,399,607
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	2.37	11-25-2020	112,284	112,277
Sequoia Mortgage Trust Series 2017-CH2 Class A10 144A±±	4.00	12-25-2047	1,264,358	1,272,857
Shackleton CLO Limited Series 2019-15A Class A (3 Month LIBOR +1.25%) 144A±	1.53	1-15-2030	2,840,000	2,825,641
Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	3,130,562	3,180,671
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	3,329,091	3,368,453
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	3,560,826	3,607,763
Starwood Mortgage Residential Trust Series 2020-2 Class A1 144A±±	2.72	4-25-2060	6,379,620	6,383,315
TCW CLO 2017-1 Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A±	1.82	7-29-2029	5,540,000	5,469,265
TCW CLO 2019-1 AMR Limited Series 2019-1A Class A (3 Month LIBOR +1.07%) 144A±	1.35	2-15-2029	4,075,000	4,055,526
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	3,080,000	3,201,766
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	1,509,392	1,530,703
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	3,908,528	4,018,628
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	2,398,373	2,500,688
Towd Point Mortgage Trust Series 2018-2 Class A1 144A±±	3.25	3-25-2058	1,786,928	1,890,584
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	4,168,422	4,234,892
UBS Commercial Mortgage Trust Series 2012-C1 Class A3	3.40	5-10-2045	1,347,805	1,387,661
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	1.01	2-15-2032	4,115,000	3,968,021
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	944,192	957,943
Venture CDO Limited Series 2015-20A Class AR (3 Month LIBOR +0.82%) 144A±	1.10	4-15-2027	4,465,526	4,441,703
Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	3,257,850	3,333,237
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	1,891,208	1,902,077
Verus Securitization Trust Series 2020-INV1 Class A1 144A±±	1.98	3-25-2060	2,608,448	2,629,197
Vista Point Securitization Trust Series 2020-1 Class A1 144A±±	1.76	3-25-2065	5,688,369	5,703,398
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.09	8-25-2032	131,543	134,854
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.09	8-25-2032	102,963	98,875
Wilshire Funding Corporation Series 1998-2 Class M1 (1 Week LIBOR +2.00%) ±	2.09	12-28-2037	142,757	143,430

Total Non-Agency Mortgage-Backed Securities (Cost $299,900,444)				300,252,648

Yankee Corporate Bonds and Notes: 9.39%

Consumer Discretionary: 0.97%

Auto Components: 0.49%
Toyota Industries Corporation 144A	3.11	3-12-2022	6,145,000	6,341,823

Automobiles: 0.05%
Fiat Chrysler Automobiles NV	5.25	4-15-2023	530,000	561,800

Household Durables: 0.43%
Panasonic Corporation 144A	2.54	7-19-2022	5,400,000	5,571,759

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  19

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.36%

Food & Staples Retailing: 0.36%
Seven & I Holdings Company Limited 144A	3.35%	9-17-2021	$4,500,000	$4,609,886

Energy: 0.89%

Oil, Gas & Consumable Fuels: 0.89%
Aker BP ASA 144A	6.00	7-1-2022	5,000,000	5,098,021
TransCanada PipeLines Limited	9.88	1-1-2021	6,200,000	6,389,155

				11,487,176

Financials: 6.95%

Banks: 6.55%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,800,000	2,893,715
Banco de Bogota SA 144A	5.38	2-19-2023	1,500,000	1,575,015
Banco Santander Chile 144A	2.50	12-15-2020	8,255,000	8,228,997
Banco Santander SA	3.50	4-11-2022	10,020,000	10,446,582
Bank of Nova Scotia	1.63	5-1-2023	5,000,000	5,147,464
Banque Federative du Credit Mutuel SA 144A	2.13	11-21-2022	7,700,000	7,963,693
Barclays Bank plc	1.70	5-12-2022	5,000,000	5,092,026
Corporación Andina de Fomento	4.38	6-15-2022	5,400,000	5,710,554
Credit Suisse AG	2.80	4-8-2022	2,000,000	2,077,816
Danske Bank A/S 144A	5.00	1-12-2022	8,565,000	9,028,897
Global Bank Corporation 144A	4.50	10-20-2021	1,180,000	1,210,857
Lloyds Banking Group plc (1 Year Treasury Constant Maturity +1.10%) ±	1.33	6-15-2023	3,215,000	3,245,830
Mizuho Financial Group Incorporated (3 Month LIBOR +0.99%) ±	1.24	7-10-2024	2,420,000	2,449,474
Royal Bank of Scotland Group plc	6.13	12-15-2022	3,000,000	3,293,400
Skandinaviska Enskilda Banken AB 144A%%	0.55	9-1-2023	6,000,000	5,998,320
Suncorp-Metway Limited 144A	2.38	11-9-2020	2,000,000	2,007,701
Swedbank AB 144A	1.30	6-2-2023	2,000,000	2,039,592
UniCredit SpA 144A	6.57	1-14-2022	5,615,000	5,969,401

				84,379,334

Capital Markets: 0.16%
UBS Group AG (1 Year Treasury Constant Maturity +0.83%) 144A±	1.01	7-30-2024	2,000,000	2,010,960

Diversified Financial Services: 0.24%
NatWest Markets plc 144A	2.38	5-21-2023	3,060,000	3,161,356

Health Care: 0.06%

Pharmaceuticals: 0.06%
Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	687,000	700,813

Materials: 0.16%

Chemicals: 0.16%
Park Aerospace Holdings Company 144A	5.25	8-15-2022	2,115,000	2,099,703

Total Yankee Corporate Bonds and Notes (Cost $118,461,180)				120,924,610

Yankee Government Bonds: 0.31%
Abu Dhabi Government Class L 144A%%	0.75	9-2-2023	4,000,000	3,995,064

Total Yankee Government Bonds (Cost $3,990,520)				3,995,064

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2020

	Yield	Maturity date	Principal	Value
Short-Term Investments: 29.64%

Investment Companies: 14.11%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06%		$181,770,847	$181,770,847

U.S. Treasury Securities: 15.53%
U.S. Cash Management Bill (z)	0.13	11-17-2020	25,000,000	24,996,524
U.S. Treasury Bill (z)	0.09	11-27-2020	25,000,000	24,993,807
U.S. Treasury Bill (z)	0.09	12-17-2020	25,000,000	24,992,384
U.S. Treasury Bill (z)	0.10	12-24-2020	25,000,000	24,991,094
U.S. Treasury Bill (z)	0.10	1-7-2021	25,000,000	24,989,775
U.S. Treasury Bill (z)	0.10	1-14-2021	25,000,000	24,989,100
U.S. Treasury Bill (z)	0.14	9-10-2020	25,000,000	24,999,515
U.S. Treasury Bill (z)	0.17	10-15-2020	25,000,000	24,997,250

				199,949,449

Total Short-Term Investments (Cost $381,717,904)				381,720,296

Total investments in securities (Cost $1,388,029,332)	108.87%	1,402,254,407

Other assets and liabilities, net	(8.87)	(114,300,374)

Total net assets	100.00%	$1,287,954,033

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

BAN	Bond anticipation notes

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LOC	Letter of credit

PFA	Public Finance Authority

REIT	Real estate investment trust

SOFR	Secured Overnight Financing Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Short

2-Year U.S. Treasury Notes	(1,002)	12-31-2020	$(221,272,804)	$(221,387,203)	$0	$(114,399)

5-Year U.S. Treasury Notes	(436)	12-31-2020	(54,844,067)	(54,949,625)	0	(105,558)

					$0	$(219,957)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  21

Portfolio of investments—August 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$260,727,185	$(260,727,481)	$296	$0	$145,181	#	$0
Wells Fargo Government Money Market Fund Select Class	62,084,487	878,886,971	(759,200,611)	0	0	589,244		$181,770,847

				$296	$0	$734,425		$181,770,847	14.11%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Ultra Short-Term Income Fund

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,206,258,485)	$1,220,483,560
Investments in affiliated securities, at value (cost $181,770,847)	181,770,847
Cash	6,650,229
Segregated cash for futures contracts	1,958,340
Due from broker	539,328
Receivable for investments sold	23,524,014
Principal paydown receivable	42,673
Receivable for Fund shares sold	8,742,046
Receivable for interest	3,915,214

Total assets	1,447,626,251

Liabilities
Payable for investments purchased	62,170,524
Payable for when-issued transactions	92,723,969
Payable for Fund shares redeemed	3,342,435
Payable for daily variation margin on open futures contracts	17,030
Management fee payable	135,328
Dividends payable	692,786
Administration fees payable	94,728
Distribution fee payable	3,305
Trustees’ fees and expenses payable	3,628
Accrued expenses and other liabilities	488,485

Total liabilities	159,672,218

Total net assets	$1,287,954,033

Net assets consist of
Paid-in capital	$1,306,288,264
Total distributable loss	(18,334,231)

Total net assets	$1,287,954,033

Computation of net asset value and offering price per share
Net assets – Class A	$232,660,158
Shares outstanding – Class A1	27,056,812
Net asset value per share – Class A	$8.60
Maximum offering price per share – Class A2	$8.78
Net assets – Class A2	$29,971,120
Shares outstanding – Class A2[1]	3,487,616
Net asset value per share – Class A2	$8.59
Net assets – Class C	$5,186,921
Shares outstanding – Class C1	603,901
Net asset value per share – Class C	$8.59
Net assets – Administrator Class	$15,359,263
Shares outstanding – Administrator Class[1]	1,794,354
Net asset value per share – Administrator Class	$8.56
Net assets – Institutional Class	$1,004,776,571
Shares outstanding – Institutional Class[1]	116,915,430
Net asset value per share – Institutional Class	$8.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  23

Statement of operations—year ended August 31, 2020

Investment income
Interest	$24,628,356
Dividends	1,830,903
Income from affiliated securities	626,369

Total investment income	27,085,628

Expenses
Management fee	3,407,415
Administration fees
Class A	336,059
Class A2	3,415 [1]
Class C	7,393
Administrator Class	15,283
Institutional Class	658,124
Shareholder servicing fees
Class A	524,820
Class A2	5,336 [1]
Class C	11,479
Administrator Class	38,137
Distribution fee
Class C	34,474
Custody and accounting fees	69,624
Professional fees	71,701
Registration fees	104,392
Shareholder report expenses	62,896
Trustees’ fees and expenses	21,326
Other fees and expenses	22,530

Total expenses	5,394,404
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,181,183)
Class A	(20,796)
Class A2	(1,086)[1]
Administrator Class	(8,840)

Net expenses	4,182,499

Net investment income	22,903,129

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	3,461,893
Affiliated securities	296
Futures contracts	(5,690,074)

Net realized losses on investments	(2,227,885)

Net change in unrealized gains (losses) on
Unaffiliated securities	6,127,183
Futures contracts	(268,598)

Net change in unrealized gains (losses) on investments	5,858,585

Net realized and unrealized gains (losses) on investments	3,630,700

Net increase in net assets resulting from operations	$26,533,829

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Ultra Short-Term Income Fund

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$22,903,129		$23,807,281
Net realized losses on investments		(2,227,885)		(5,173,986)
Net change in unrealized gains (losses) on investments		5,858,585		14,893,045

Net increase in net assets resulting from operations		26,533,829		33,526,340

Distributions to shareholders from net investment income and net realized gains
Class A		(3,964,308)		(4,691,164)
Class A2		(30,109)[1]		N/A
Class C		(52,076)		(69,389)
Administrator Class		(305,804)		(302,857)
Institutional Class		(18,189,256)		(18,718,916)

Total distributions to shareholders		(22,541,553)		(23,782,326)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,329,991	71,282,611	3,440,445	29,216,109
Class A2	3,699,192 [1]	31,741,098 [1]	N/A	N/A
Class C	326,075	2,771,975	442,509	3,748,406
Administrator Class	885,043	7,527,535	508,071	4,302,476
Institutional Class	97,580,721	833,509,510	79,096,663	671,176,689

		946,832,729		708,443,680

Reinvestment of distributions
Class A	449,530	3,833,027	534,195	4,540,259
Class A2	3,494 [1]	30,011 [1]	N/A	N/A
Class C	6,034	51,385	8,101	68,784
Administrator Class	35,133	298,099	35,444	299,894
Institutional Class	1,111,053	9,469,223	1,026,803	8,724,965

		13,681,745		13,633,902

Payment for shares redeemed
Class A	(6,943,941)	(59,012,666)	(7,567,845)	(64,257,129)
Class A2	(215,070)[1]	(1,847,277)[1]	N/A	N/A
Class C	(344,149)	(2,912,841)	(432,645)	(3,668,839)
Administrator Class	(742,061)	(6,251,836)	(711,430)	(6,017,265)
Institutional Class	(79,721,788)	(677,493,195)	(70,211,953)	(595,758,632)

		(747,517,815)		(669,701,865)

Net increase in net assets resulting from capital share transactions		212,996,659		52,375,717

Total increase in net assets		216,988,935		62,119,731

Net assets
Beginning of period		1,070,965,098		1,008,845,367

End of period		$1,287,954,033		$1,070,965,098

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.54	$8.46	$8.48	$8.49	$8.46
Net investment income	0.16	0.17 [1]	0.13	0.09	0.08
Net realized and unrealized gains (losses) on investments	0.06	0.08	(0.02)	(0.01)	0.03

Total from investment operations	0.22	0.25	0.11	0.08	0.11
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.13)	(0.09)	(0.08)
Net asset value, end of period	$8.60	$8.54	$8.46	$8.48	$8.49
Total return[2]	2.62%	3.04%	1.24%	0.97%	1.28%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.80%	0.80%	0.79%	0.79%
Net expenses	0.64%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.92%	2.05%	1.47%	1.09%	0.93%
Supplemental data
Portfolio turnover rate	68%	36%	55%	56%	51%
Net assets, end of period (000s omitted)	$232,660	$215,503	$243,909	$274,079	$319,565

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS A2	Year ended August 31, 2020[1]
Net asset value, beginning of period	$8.52
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	0.07

Total from investment operations	0.10
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$8.59
Total return[2]	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.66%
Net expenses	0.50%
Net investment income	1.38%
Supplemental data
Portfolio turnover rate	68%
Net assets, end of period (000s omitted)	$29,971

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.54	$8.46	$8.47	$8.48	$8.45
Net investment income	0.10	0.11	0.06	0.02	0.01
Net realized and unrealized gains (losses) on investments	0.05	0.08	(0.01)	0.00	0.03

Total from investment operations	0.15	0.19	0.05	0.02	0.04
Distributions to shareholders from
Net investment income	(0.10)	(0.11)	(0.06)	(0.03)	(0.01)
Net asset value, end of period	$8.59	$8.54	$8.46	$8.47	$8.48
Total return[1]	1.73%	2.27%	0.60%	0.22%	0.52%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.55%	1.55%	1.54%	1.54%
Net expenses	1.40%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.16%	1.31%	0.72%	0.34%	0.17%
Supplemental data
Portfolio turnover rate	68%	36%	55%	56%	51%
Net assets, end of period (000s omitted)	$5,187	$5,257	$5,056	$5,760	$7,464

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.51	$8.43	$8.45	$8.46	$8.42
Net investment income	0.17	0.19 [1]	0.13	0.10	0.09
Net realized and unrealized gains (losses) on investments	0.05	0.08	(0.01)	(0.01)	0.04

Total from investment operations	0.22	0.27	0.12	0.09	0.13
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.14)	(0.10)	(0.09)
Net asset value, end of period	$8.56	$8.51	$8.43	$8.45	$8.46
Total return	2.61%	3.19%	1.39%	1.12%	1.55%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.74%	0.74%	0.73%	0.73%
Net expenses	0.54%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.03%	2.20%	1.54%	1.24%	1.05%
Supplemental data
Portfolio turnover rate	68%	36%	55%	56%	51%
Net assets, end of period (000s omitted)	$15,359	$13,748	$15,037	$27,245	$26,679

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.54	$8.46	$8.48	$8.49	$8.45
Net investment income	0.19	0.20	0.15	0.12	0.11
Net realized and unrealized gains (losses) on investments	0.05	0.08	(0.02)	(0.01)	0.04

Total from investment operations	0.24	0.28	0.13	0.11	0.15
Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.15)	(0.12)	(0.11)
Net asset value, end of period	$8.59	$8.54	$8.46	$8.48	$8.49
Total return	2.83%	3.40%	1.59%	1.33%	1.75%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.47%	0.47%	0.46%	0.46%
Net expenses	0.32%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.25%	2.41%	1.80%	1.43%	1.27%
Supplemental data
Portfolio turnover rate	68%	36%	55%	56%	51%
Net assets, end of period (000s omitted)	$1,004,777	$836,456	$744,844	$1,061,908	$1,197,514

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo Ultra Short-Term Income Fund  |  31

Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,387,953,270 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$16,460,498

Gross unrealized losses	(2,379,318)

Net unrealized gains	$14,081,180

32  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

As of August 31, 2020, the Fund had capital loss carryforwards which consisted of $3,429,987 in short-term capital losses and $28,918,817 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$107,695,544	$0	$107,695,544

Asset-backed securities	0	157,814,945	0	157,814,945

Corporate bonds and notes	0	249,864,315	0	249,864,315

Exchange-traded funds	72,132,849	0	0	72,132,849

Municipal obligations	0	7,854,136	0	7,854,136

Non-agency mortgage-backed securities	0	300,252,648	0	300,252,648

Yankee corporate bonds and notes	0	120,924,610	0	120,924,610

Yankee government bonds	0	3,995,064		3,995,064

Short-term investments

Investment companies	181,770,847	0	0	181,770,847

U.S. Treasury securities	199,949,449	0	0	199,949,449

Total assets	$453,853,145	$948,401,262	$0	$1,402,254,407

Liabilities

Futures contracts	$219,957	$0	$0	$219,957

Total liabilities	$219,957	$0	$0	$219,957

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Wells Fargo Ultra Short-Term Income Fund  |  33

Notes to financial statements

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.250%

Next $4 billion	0.225

Next $5 billion	0.190

Over $10 billion	0.180

Prior to June 1, 2020, the management fee rate was as follows:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class A2, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2021 to

34  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.50% for Class A shares, 0.50% for Class A2 shares, 1.25% for Class C shares, 0.50% for Administrator Class shares, and 0.25% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to June 1, 2020, the Fund’s expenses were capped at 0.70% for Class A shares, 1.45% for Class C shares, and 0.55% for Administrator Class shares, and 0.35% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $1,790 from the sale of Class A shares and $17 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended August 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class A2, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$159,472,968	$868,578,862	$97,018,228	$576,238,565

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2020, the Fund entered into futures contracts to help manage duration. The Fund had an average notional amount of $279,022,737 in short futures contracts during the year ended August 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Wells Fargo Ultra Short-Term Income Fund  |  35

Notes to financial statements

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $22,541,553 and $23,782,326 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable loss on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$626,179	$14,081,180	$(32,348,804)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

36  |  Wells Fargo Ultra Short-Term Income Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

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Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $21,084,384 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

38  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Ultra Short-Term Income Fund  |  39

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Ultra Short-Term Income Fund  |  41

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

42  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index, for the ten-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and five-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Ultra Short-Term Income Fund  |  43

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

44  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Ultra Short-Term Income Fund  |  45

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

46  |  Wells Fargo Ultra Short-Term Income Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Ultra Short-Term Income Fund  |  47

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00416 10-20

A223/AR223 08-20

Annual Report

August 31, 2020

Wells Fargo High Yield Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo High Yield Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Bond Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo High Yield Bond Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo High Yield Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo High Yield Bond Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Junkin

Margaret D. Patel

Average annual total returns (%) as of August 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKHAX)	1-20-1998	0.43	4.45	5.28	5.31	5.42	5.76	1.04	0.93

Class C (EKHCX)	1-21-1998	3.83	4.70	5.00	4.83	4.70	5.00	1.79	1.68

Administrator Class (EKHYX)	4-14-1998	–	–	–	5.76	5.64	5.99	0.98	0.80

Institutional Class (EKHIX)[3]	10-31-2014	–	–	–	6.04	5.82	6.12	0.71	0.53

ICE BofA U.S. High Yield Constrained Index[4]	–	–	–	–	3.62	6.27	6.68	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2020[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 1.68% for Class C, 0.80% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[4]

The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo High Yield Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the ICE BofA U. S. High Yield Constrained Index, for the 12-month period that ended August 31, 2020.

∎

The Fund’s overweight to better-quality high-yield bonds contributed to performance in the fiscal year because higher-quality credit tiers substantially outperformed lower-quality ratings, as investors grew more risk averse due to the sharp drop in economic activity in the second quarter of 2020, as well as from increases in companies filing for bankruptcy protection.

∎

Most better-rated sectors of the corporate bond market had positive total returns, from modest price increases plus coupon income. Lower-tier high-yield bonds had moderate price declines, reflecting investor concerns about declining credit quality.

∎

The Fund’s modest allocation to common stocks (about 9% of total assets) modestly detracted from returns. Historically, our small allocation to stocks has helped performance. However, in the fiscal year that ended August 31, 2020, the Fund’s equity return lagged that of the stock market. While the equity index had a double-digit positive return, the Fund’s equity portfolio was only moderately positive.

∎

Detractors from bond performance included Rayonier Advanced Materials Incorporated*, which produces specialty cellulose fibers, and Mallinckrodt PLC*, a specialty pharmaceutical company with exposure to opioid litigation. Also detracting was Diebold Nixdorf, Incorporated*, which makes automatic teller machines.

∎

Detractors from equity performance included natural gas distributor Atmos Energy Corporation* as well as Curtiss-Wright Corporation*, a manufacturer of precision components as well as engineered services for industrial companies. In addition, Saul Centers, Incorporated*, a regional real estate investment trust, detracted from performance.

Ten largest holdings (%) as of August 31, 2020[6]

Ball Corporation	4.22

Bausch Health Companies Incorporated	3.49

Tronox Finance plc	3.43

Broadcom Incorporated	3.30

Davita Incorporated	3.26

Valvoline, Incorporated	3.19

Post Holdings Incorporated	2.93

MTS Systems Corporation	2.86

Western Digital Corporation	2.75

TransDigm Incorporated	2.65

Credit quality as of August 31, 2020[7]

The average yield for high-yield bonds declined slightly over the fiscal year from 5.87% on August 31, 2019, to 5.36% on August 31, 2020. However, yields of bottom-tier, very low-rated bonds generally increased in the fiscal year as defaults in this bond sector began to grow. Treasury yields fell significantly over the fiscal year. For example, the yield to maturity of a Treasury note due in 10 years fell from 1.50% at the end of August 2019 to 0.70% at month-end August 2020.

The Fund’s stock allocation was a relatively modest 9% of total assets. The Fund’s stock holdings slightly underperformed its fixed-income holdings in the fiscal year. The total return of the Fund’s equity portion underperformed its equity benchmark due to security selection in the industrials and information technology sectors, as well as the Fund’s overweight to the underperforming utilities sector. Offsetting the relative underperformance of the Fund’s equity holdings, its fixed-income assets outperformed their benchmark, and the Fund benefited overall from asset diversification. Several of the Fund’s outperforming holdings were in the information technology sector, with Broadcom Incorporated, Apple Incorporated, and Akamai Technologies, Incorporated, contributing to outperformance. Health care issues AbbVie Incorporated, Bristol-Myers Squibb Company, and Amgen Incorporated also outperformed.

Strong bond performers included those from cyclically sensitive industries such as automotive, commodities, and technology. Adient Global Holdings Limited, a manufacturer of automotive seating components; Tronox Holdings PLC, a producer of chemicals for paints and plastics; and Broadcom Incorporated, a semiconductor designer and developer, all outperformed.

Please see footnotes on page 7.

8  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)

Fixed-income investors realized generally positive returns during the period.

Despite volatility in the economy and financial markets in the second half of the Fund’s fiscal year caused by the coronavirus, the backdrop for corporate bonds was generally positive: Treasury rates declined over the fiscal year, inflation remained low, and economic growth for most of the fiscal year was positive.

High-yield bonds had returns mostly from coupon income, with small gains in bond prices for better-rated issues. Investment-grade corporate bonds generally produced higher returns than high-yield bonds, as most sectors saw moderate price increases in addition to coupon income, reflecting falling Treasury interest rates.

Interest rates on all Treasury issues dropped significantly in the fiscal year as the Federal Reserve (Fed) aggressively eased monetary conditions in reaction to the coronavirus pandemic. For example, notes due in 10 years fell from a yield of 1.50% at August 31, 2019, to 0.70% on August 31, 2020.

We expect continued growth in the months ahead.

The Fund’s positioning reflects our expectation of continued recovery in economic growth after the very sharp decline in activity beginning in March 2020, as large sectors of the economy were shut down in reaction to the coronavirus crisis. We think high-yield bonds could offer modest returns with yields stable or somewhat lower, with mild price appreciation if yields decline from today’s levels. We expect Treasury yields to remain at today’s very low levels, reflecting Fed policy of providing sufficient liquidity to mitigate any declines in economic activity. In addition, we expect inflation will remain at quite low levels, even if the economy accelerates over the balance of 2020. With the backdrop of continued low Treasury rates, we are optimistic that the equity market should earn more than the risk-free rate of return. In addition, we find stock prices for many companies to be reasonable compared with their earnings growth rates. With Treasury issues likely to be at low levels for the foreseeable future, we see stock dividend yields as attractive alternatives to the yields offered on short-maturity fixed-income securities.

The portfolio maintains an allocation to out-of-benchmark BBB-rated debt with continued avoidance of lower-quality CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the Fund is concentrated in companies with operations primarily in the U.S. and has minimal exposure to companies with products and services that are dependent on commodity-based emerging market economies, many of which continue to experience growth rates that are below historical levels.

Virtually all of the Fund’s bond holdings are in companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We hold a modest allocation to common stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation, as well as exposure to attractive industries that may not have suitable fixed-income securities outstanding. In today’s high-yield bond market, most bonds are trading at prices around their face value, limiting the potential for future capital appreciation in our bond holdings in our assessment.

Risk in the high-yield market could increase.

We believe risk in the high-yield market could arise from highly levered companies in weak or highly competitive industries, putting pressure on those companies as they seek to service their debts. Thus, at a time of historically low interest rates and relatively narrow yield advantage to be gained from speculative-grade bonds, we continue to position the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing, which we believe may offer the best possibility of earning attractive total returns with lower risk of principal losses from deteriorating credits.

Please see footnotes on page 7.

Wells Fargo High Yield Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,035.74	$4.71	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67	0.92%

Class C

Actual	$1,000.00	$1,034.93	$8.59	1.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.52	1.68%

Administrator Class

Actual	$1,000.00	$1,039.52	$4.05	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01	0.79%

Institutional Class

Actual	$1,000.00	$1,040.85	$2.72	0.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.47	$2.69	0.53%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Shares	Value
Common Stocks: 9.01%

Health Care: 4.37%

Biotechnology: 3.30%
AbbVie Incorporated	75,000	$7,182,750
Alexion Pharmaceuticals Incorporated †	15,000	1,713,300
Amgen Incorporated	11,000	2,786,520

		11,682,570

Health Care Equipment & Supplies: 0.15%
Abbott Laboratories	5,000	547,350

Health Care Providers & Services: 0.22%
McKesson Corporation	5,000	767,200

Pharmaceuticals: 0.70%
Bristol-Myers Squibb Company	40,000	2,488,000

Industrials: 0.15%

Machinery: 0.15%
John Bean Technologies Corporation	5,000	512,550

Information Technology: 4.11%

Electronic Equipment, Instruments & Components: 0.31%
Amphenol Corporation Class A	10,000	1,098,000

IT Services: 1.00%
Akamai Technologies Incorporated †	15,000	1,746,450
Leidos Holdings Incorporated	20,000	1,809,800

		3,556,250

Semiconductors & Semiconductor Equipment: 1.56%
Applied Materials Incorporated	10,000	616,000
Broadcom Incorporated	10,000	3,471,500
Microchip Technology Incorporated	7,000	767,900
Micron Technology Incorporated †	15,000	682,650

		5,538,050

Software: 0.51%
Microsoft Corporation	8,000	1,804,240

Technology Hardware, Storage & Peripherals: 0.73%
Apple Incorporated	20,000	2,580,800

Real Estate: 0.14%

Equity REITs: 0.14%
Crown Castle International Corporation	3,000	489,750

Utilities: 0.24%

Independent Power & Renewable Electricity Producers: 0.11%
Vistra Energy Corporation	20,000	384,600

Multi-Utilities: 0.13%
DTE Energy Company	4,000	474,680

Total Common Stocks (Cost $27,187,051)		31,924,040

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 76.45%

Communication Services: 0.89%

Media: 0.89%
CCO Holdings LLC 144A	5.75%	2-15-2026	$3,000,000	$3,144,180

Consumer Discretionary: 3.71%

Auto Components: 2.49%
Allison Transmission Incorporated 144A	5.00	10-1-2024	1,000,000	1,010,030
Dana Holding Corporation	5.50	12-15-2024	1,500,000	1,530,000
Speedway Motors Incorporated 144A	4.88	11-1-2027	2,000,000	1,900,000
Tenneco Incorporated	5.00	7-15-2026	6,000,000	4,395,000

				8,835,030

Household Durables: 1.22%
Installed Building Company 144A	5.75	2-1-2028	4,110,000	4,336,050

Consumer Staples: 4.40%

Food Products: 3.82%
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	3,000,000	3,139,140
Post Holdings Incorporated 144A	5.00	8-15-2026	10,000,000	10,378,000

				13,517,140

Household Products: 0.58%
Spectrum Brands Incorporated	5.75	7-15-2025	2,000,000	2,065,000

Energy: 2.58%

Oil, Gas & Consumable Fuels: 2.58%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	3,500,000	3,942,865
Cheniere Energy Partners LP	4.50	10-1-2029	5,000,000	5,197,850

				9,140,715

Financials: 2.48%

Banks: 0.95%
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	3,000,000	3,366,150

Consumer Finance: 1.02%
Navient Corporation	5.88	10-25-2024	1,000,000	1,028,750
SLM Corporation	5.50	1-25-2023	2,500,000	2,580,500

				3,609,250

Insurance: 0.51%
Genworth Holdings Incorporated «	4.80	2-15-2024	2,000,000	1,829,230

Health Care: 16.06%

Health Care Equipment & Supplies: 2.79%
Teleflex Incorporated 144A	4.25	6-1-2028	4,000,000	4,220,000
Teleflex Incorporated	4.88	6-1-2026	5,415,000	5,658,675

				9,878,675

Health Care Providers & Services: 8.21%
AMN Healthcare Incorporated 144A	4.63	10-1-2027	2,250,000	2,349,855
Centene Corporation	4.63	12-15-2029	3,000,000	3,287,515

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Davita Incorporated 144A	4.63%	6-1-2030	$11,000,000	$11,563,750
Encompass Health Corporation	5.75	11-1-2024	2,334,000	2,345,647
HealthSouth Corporation	5.13	3-15-2023	5,000,000	5,037,500
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	4,400,000	4,525,180

				29,109,447

Health Care Technology: 0.89%
IQVIA Incorporated 144A	5.00	10-15-2026	3,000,000	3,134,130

Life Sciences Tools & Services: 1.87%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	6,300,000	6,630,750

Pharmaceuticals: 2.30%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,000,000	8,160,000

Industrials: 11.27%

Aerospace & Defense: 4.56%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	2,500,000	2,583,356
Moog Incorporated 144A	4.25	12-15-2027	4,050,000	4,181,625
TransDigm Group Incorporated	6.38	6-15-2026	9,200,000	9,405,436

				16,170,417

Commercial Services & Supplies: 3.97%
Clean Harbors Incorporated 144A	4.88	7-15-2027	3,000,000	3,147,360
Clean Harbors Incorporated 144A	5.13	7-15-2029	4,250,000	4,667,839
Stericycle Incorporated 144A	5.38	7-15-2024	6,000,000	6,270,000

				14,085,199

Construction & Engineering: 0.93%
Aecom Company	5.13	3-15-2027	3,000,000	3,289,650

Trading Companies & Distributors: 1.81%
WESCO Distribution Incorporated	5.38	6-15-2024	6,245,000	6,416,738

Information Technology: 19.07%

Communications Equipment: 1.08%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	3,733,000	3,827,109

Electronic Equipment, Instruments & Components: 5.46%
MTS Systems Corporation 144A	5.75	8-15-2027	10,000,000	10,128,800
TTM Technologies Incorporated 144A	5.63	10-1-2025	9,000,000	9,225,000

				19,353,800

IT Services: 1.29%
Gartner Incorporated 144A	5.13	4-1-2025	4,400,000	4,574,680

Semiconductors & Semiconductor Equipment: 5.84%
Broadcom Incorporated 144A	4.75	4-15-2029	10,000,000	11,697,634
Microchip Technology Incorporated 144A	4.25	9-1-2025	8,650,000	9,007,068

				20,704,702

Software: 2.65%
Citrix Systems Incorporated	3.30	3-1-2030	2,000,000	2,128,018
Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,148,300

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Software (continued)
NortonLifeLock Incorporated 144A	5.00%	4-15-2025	$6,000,000	$6,120,000

				9,396,318

Technology Hardware, Storage & Peripherals: 2.75%
Western Digital Corporation	4.75	2-15-2026	8,995,000	9,733,849

Materials: 12.13%

Chemicals: 5.69%
Koppers Incorporated 144A	6.00	2-15-2025	3,363,000	3,455,483
Olin Corporation	5.50	8-15-2022	3,275,000	3,340,500
Tronox Incorporated 144A	6.50	4-15-2026	2,000,000	2,059,323
Valvoline Incorporated	4.38	8-15-2025	10,901,000	11,311,968

				20,167,274

Containers & Packaging: 6.44%
Ball Corporation	2.88	8-15-2030	15,000,000	14,967,000
Berry Global Incorporated 144A	4.50	2-15-2026	6,000,000	6,117,510
Berry Global Incorporated	5.13	7-15-2023	1,714,000	1,735,425

				22,819,935

Real Estate: 3.86%

Equity REITs: 3.86%
Equinix Incorporated	5.38	5-15-2027	430,000	470,313
Iron Mountain Incorporated 144A	4.50	2-15-2031	3,500,000	3,594,063
Iron Mountain Incorporated 144A	4.88	9-15-2027	500,000	518,750
Sabra Health Care LP/Sabra Capital Corporation	3.90	10-15-2029	3,639,000	3,532,150
SBA Communications Corporation 144A	3.88	2-15-2027	5,350,000	5,553,033

				13,668,309

Total Corporate Bonds and Notes (Cost $264,326,872)				270,963,727

Yankee Corporate Bonds and Notes: 13.14%

Consumer Discretionary: 3.36%

Auto Components: 2.44%
Adient Global Holdings Limited 144A	4.88	8-15-2026	9,210,000	8,634,375

Hotels, Restaurants & Leisure: 0.92%
International Game Technology plc 144A	6.50	2-15-2025	3,000,000	3,262,500

Financials: 3.43%

Diversified Financial Services: 3.43%
Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	12,152,520

Health Care: 3.49%

Pharmaceuticals: 3.49%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	12,450,000	12,375,176

Industrials: 0.92%

Electrical Equipment: 0.92%
Sensata Technologies BV 144A	5.63	11-1-2024	3,000,000	3,270,000

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Information Technology: 1.94%

Technology Hardware, Storage & Peripherals: 1.94%
Seagate HDD 144A	4.09%	6-1-2029	$3,273,000	$3,504,863
Seagate HDD	4.88	6-1-2027	3,018,000	3,372,735

				6,877,598

Total Yankee Corporate Bonds and Notes (Cost $45,990,070)				46,572,169

	Yield		Shares
Short-Term Investments: 0.64%

Investment Companies: 0.64%
Securities Lending Cash Investments LLC (l)(r)(u)	0.09		1,738,500	1,738,500
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.06		526,937	526,937

Total Short-Term Investments (Cost $2,265,437)				2,265,437

Total investments in securities (Cost $339,769,430)	99.24%	351,725,373

Other assets and liabilities, net	0.76	2,703,293

Total net assets	100.00%	$354,428,666

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$8,781,534	$49,615,665	(56,659,613)	$914	$0	$154,710	#	$1,738,500
Wells Fargo Government Money Market Fund Select Class	5,876,344	141,201,613	(146,551,020)	0	0	41,413		526,937

				$914	$0	$196,123		$2,265,437	0.64%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  15

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities (including $1,705,142 of securities loaned), at value (cost $337,503,993)	$349,459,936
Investments in affiliated securities, at value (cost $2,265,437)	2,265,437
Receivable for investments sold	1,750,482
Receivable for Fund shares sold	264,708
Receivable for dividends and interest	3,388,355
Receivable for securities lending income, net	44

Total assets	357,128,962

Liabilities
Payable upon receipt of securities loaned	1,737,116
Payable for Fund shares redeemed	444,073
Management fee payable	131,086
Dividends payable	166,644
Administration fees payable	41,734
Distribution fee payable	5,266
Trustees’ fees and expenses payable	1,932
Accrued expenses and other liabilities	172,445

Total liabilities	2,700,296

Total net assets	$354,428,666

Net assets consist of
Paid-in capital	$399,657,899
Total distributable loss	(45,229,233)

Total net assets	$354,428,666

Computation of net asset value and offering price per share
Net assets – Class A	$251,409,942
Shares outstanding – Class A1	75,411,868
Net asset value per share – Class A	$3.33
Maximum offering price per share – Class A2	$3.49
Net assets – Class C	$8,265,383
Shares outstanding – Class C1	2,472,691
Net asset value per share – Class C	$3.34
Net assets – Administrator Class	$21,185,375
Shares outstanding – Administrator Class[1]	6,347,420
Net asset value per share – Administrator Class	$3.34
Net assets – Institutional Class	$73,567,966
Shares outstanding – Institutional Class[1]	22,046,093
Net asset value per share – Institutional Class	$3.34

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo High Yield Bond Fund

Statement of operations—year ended August 31, 2020

Investment income
Interest	$16,847,067
Dividends	775,945
Income from affiliated securities	76,096

Total investment income	17,699,108

Expenses
Management fee	1,974,587
Administration fees
Class A	408,957
Class C	15,304
Administrator Class	23,155
Institutional Class	56,558
Shareholder servicing fees
Class A	638,075
Class C	23,878
Administrator Class	57,824
Distribution fee
Class C	71,552
Custody and accounting fees	31,055
Professional fees	64,210
Registration fees	77,485
Shareholder report expenses	81,141
Trustees’ fees and expenses	21,326
Other fees and expenses	29,103

Total expenses	3,574,210
Less: Fee waivers and/or expense reimbursements
Fund-level	(407,753)
Class A	(15,158)
Class C	(79)
Administrator Class	(17,741)
Institutional Class	(49,793)

Net expenses	3,083,686

Net investment income	14,615,422

Payment from affiliate	31,431

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(14,584,278)
Affiliated securities	914

Net realized losses on investments	(14,583,364)
Net change in unrealized gains (losses) on investments	18,161,495

Net realized and unrealized gains (losses) on investments	3,578,131

Net increase in net assets resulting from operations	$18,224,984

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  17

Statement of changes in net assets

	Year ended August 31, 2020		Year ended August 31, 2019

Operations
Net investment income		$14,615,422		$18,191,630
Payment from affiliate		31,431		0
Net realized losses on investments		(14,583,364)		(2,340,442)
Net change in unrealized gains (losses) on investments		18,161,495		(106,513)

Net increase in net assets resulting from operations		18,224,984		15,744,675

Distributions to shareholders from net investment income and net realized gains
Class A		(10,215,739)		(11,648,408)
Class C		(310,197)		(966,845)
Administrator Class		(956,624)		(1,048,193)
Institutional Class		(3,097,746)		(4,608,052)

Total distributions to shareholders		(14,580,306)		(18,271,498)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,641,622	15,155,503	12,335,218	39,632,798
Class C	215,082	688,486	215,166	696,992
Administrator Class	1,596,322	5,195,585	1,559,733	5,085,129
Institutional Class	10,922,542	35,419,171	24,871,051	80,385,234

		56,458,745		125,800,153

Reinvestment of distributions
Class A	2,842,804	9,241,024	3,272,349	10,551,156
Class C	89,154	289,705	291,746	931,523
Administrator Class	278,499	906,613	309,697	998,849
Institutional Class	939,820	3,063,178	1,388,617	4,476,567

		13,500,520		16,958,095

Payment for shares redeemed
Class A	(15,248,102)	(49,382,003)	(15,355,876)	(49,481,698)
Class C	(1,551,285)	(5,081,240)	(11,351,514)	(36,368,438)
Administrator Class	(3,020,506)	(9,617,779)	(1,663,412)	(5,370,540)
Institutional Class	(12,861,136)	(41,411,140)	(44,246,117)	(141,384,353)

		(105,492,162)		(232,605,029)

Net decrease in net assets resulting from capital share transactions		(35,532,897)		(89,846,781)

Total decrease in net assets		(31,888,219)		(92,373,604)

Net assets
Beginning of period		386,316,885		478,690,489

End of period		$354,428,666		$386,316,885

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$3.29	$3.28	$3.40	$3.31	$3.16
Net investment income	0.13	0.14	0.14	0.14	0.13
Payment from affiliate	0.00 [1]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.04	0.01	(0.12)	0.10	0.15

Total from investment operations	0.17	0.15	0.02	0.24	0.28
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.13)	(0.15)	(0.13)
Tax basis return of capital	0.00	0.00	(0.01)	(0.00)[1]	0.00

Total distributions to shareholders	(0.13)	(0.14)	(0.14)	(0.15)	(0.13)
Net asset value, end of period	$3.33	$3.29	$3.28	$3.40	$3.31
Total return[2]	5.31%[3]	4.79%	0.68%	7.28%	9.25%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.04%	1.02%	1.01%	1.04%
Net expenses	0.93%	0.93%	0.93%	0.93%	1.01%
Net investment income	4.01%	4.36%	4.26%	4.39%	4.24%
Supplemental data
Portfolio turnover rate	34%	26%	18%	20%	75%
Net assets, end of period (000s omitted)	$251,410	$273,553	$272,170	$314,156	$370,560

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

[3]

During the year ended August 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$3.29	$3.28	$3.40	$3.31	$3.16
Net investment income	0.11 [1]	0.12 [1]	0.12	0.12	0.11
Payment from affiliate	0.01	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.03	0.01	(0.12)	0.09	0.15

Total from investment operations	0.15	0.13	(0.00)	0.21	0.26
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.11)	(0.12)	(0.11)
Tax basis return of capital	0.00	0.00	(0.01)	(0.00)[2]	0.00

Total distributions to shareholders	(0.10)	(0.12)	(0.12)	(0.12)	(0.11)
Net asset value, end of period	$3.34	$3.29	$3.28	$3.40	$3.31
Total return[3]	4.83%[4]	4.00%	(0.07)%	6.49%	8.44%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.79%	1.77%	1.76%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.77%
Net investment income	3.25%	3.64%	3.51%	3.65%	3.48%
Supplemental data
Portfolio turnover rate	34%	26%	18%	20%	75%
Net assets, end of period (000s omitted)	$8,265	$12,220	$47,811	$61,734	$72,908

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

[4]

During the year ended August 31, 2020, the Fund received a payment from an affiliate which had a 0.31% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$3.29	$3.29	$3.41	$3.31	$3.16
Net investment income	0.13	0.15 [1]	0.15	0.15	0.14 [1]
Net realized and unrealized gains (losses) on investments	0.05	0.00	(0.12)	0.10	0.15

Total from investment operations	0.18	0.15	0.03	0.25	0.29
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.14)	(0.15)	(0.14)
Tax basis return of capital	0.00	0.00	(0.01)	(0.00)[2]	0.00

Total distributions to shareholders	(0.13)	(0.15)	(0.15)	(0.15)	(0.14)
Net asset value, end of period	$3.34	$3.29	$3.29	$3.41	$3.31
Total return	5.76%	4.60%	0.82%	7.74%	9.48%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.98%	0.96%	0.95%	0.98%
Net expenses	0.79%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.14%	4.48%	4.39%	4.55%	4.43%
Supplemental data
Portfolio turnover rate	34%	26%	18%	20%	75%
Net assets, end of period (000s omitted)	$21,185	$24,667	$23,940	$31,592	$76,688

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$3.29	$3.28	$3.41	$3.31	$3.17
Net investment income	0.14	0.15	0.16	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.05	0.01	(0.13)	0.10	0.14

Total from investment operations	0.19	0.16	0.03	0.26	0.28
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.15)	(0.16)	(0.14)
Tax basis return of capital	0.00	0.00	(0.01)	(0.00)[1]	0.00

Total distributions to shareholders	(0.14)	(0.15)	(0.16)	(0.16)	(0.14)
Net asset value, end of period	$3.34	$3.29	$3.28	$3.41	$3.31
Total return	6.04%	5.20%	0.79%	8.03%	9.27%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.69%	0.68%	0.70%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.61%
Net investment income	4.39%	4.75%	4.67%	4.79%	4.65%
Supplemental data
Portfolio turnover rate	34%	26%	18%	20%	75%
Net assets, end of period (000s omitted)	$73,568	$75,877	$134,770	$125,991	$100,023

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo High Yield Bond Fund  |  23

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $339,769,430 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$15,382,061

Gross unrealized losses	(3,426,118)

Net unrealized gains	$11,955,943

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to recognition of partnership income. At August 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(95,425)	$95,425

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $16,415,740 in short-term capital losses and $41,199,521 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

24  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Health care	$15,485,120	$0	$0	$15,485,120

Industrials	512,550	0	0	512,550

Information technology	14,577,340	0	0	14,577,340

Real estate	489,750	0	0	489,750

Utilities	859,280	0	0	859,280

Corporate bonds and notes	0	270,963,727	0	270,963,727

Yankee corporate bonds and notes	0	46,572,169	0	46,572,169

Short-term investments

Investment companies	2,265,437	0	0	2,265,437

Total assets	$34,189,477	$317,535,896	$0	$351,725,373

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

Wells Fargo High Yield Bond Fund  |  25

Notes to financial statements

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08
Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 1.68% for Class C shares, 0.80% for Administrator Class shares and 0.53% for Institutional Class shares. Prior to or after the commitment period, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Other transactions

On August 14, 2020, Class A and Class C of the Fund were reimbursed by Funds Management in the amount of $79 and $31,352, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2020, Funds Distributor received $1,610 from the sale of Class A shares and $16 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended August 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0 and $13,977,500 in interfund purchases and sales, respectively, during the year ended August 31, 2020.

26  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2020 were $120,947,013 and $149,352,069, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of the borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Markets Inc.	$1,705,142	$(1,705,142)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $14,580,306 and $18,271,498 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable loss on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$624,617	$11,955,943	$(57,615,261)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo High Yield Bond Fund  |  27

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo High Yield Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo High Yield Bond Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3.70% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $673,399 of income dividends paid during the fiscal year ended August 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2020, $11,700,534 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo High Yield Bond Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo High Yield Bond Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the three-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the ICE BofA U.S. High Yield Constrained Index, for the one-year period ended December 31, 2019, and lower than its benchmark for the three-, five- and ten year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the ICE BofA U.S. High Yield Constrained Index, for the one-, three- and five-year periods ended March 31, 2020, and lower than its benchmark index for the ten-year period ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for the majority of time periods under review, as well as outperformance relative to the benchmark over the more recent time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo High Yield Bond Fund  |  35

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo High Yield Bond Fund  |  37

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo High Yield Bond Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo High Yield Bond Fund  |  39

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0920-00411 10-20

A218/AR218 08-20

Annual Report

August 31, 2020

Wells Fargo

Conservative Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Conservative Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Conservative Income Fund

Letter to shareholders (unaudited)

3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. As sentiment began to sour, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Conservative Income Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits which expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Conservative Income Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Conservative Income Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA®‡

Anthony J. Melville, CFA®‡

Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of August 31, 2020

						Expense ratios[1] (%)

	Inception date	1 year	5 year	Since Inception		Gross	Net[2]

Class A2 (WCIAX)[3]	5-29-2020	2.06	1.49	1.10		0.70	0.50

Institutional Class (WCIIX)	5-31-2013	2.30	1.73	1.33		0.37	0.27

Bloomberg Barclays 6-9 Month Treasury Bill Index[4]	–	1.84	1.35	0.97	*	–	–

*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class A2 shares and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of August 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2020 (December 31, 2021 for Class A2 shares), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A2 and 0.27% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class A2 shares.

[4]

The Bloomberg Barclays 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[5]

The chart compares the performance of Institutional Class shares since inception with the performance of the Bloomberg Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Conservative Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2020.

∎

The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to performance. Asset-backed securities (ABS) were the best-performing asset class within the portfolio, followed by corporate notes and taxable municipal securities.

∎	Duration and yield curve positioning were slight detractors to performance.

Ten largest holdings (%) as of August 31, 2020[6]

Hyundai Auto Lease Securitization Trust Series 2019-B Class A3, 2.04%, 8-15-2022	1.98

Trillium Credit Card Trust II Series 2019-2A Class A, 3.04%, 1-26-2024	1.84

Skandinaviska Enskilda Banken, 0.56%, 9-1-2023	1.56

Toyota Auto Receivables Owner Trust Series 2020-A Class A2, 1.67%, 11-15-2022	1.54

Capital One Multi Asset Execution Trust Series 2017-A4 Class A4, 1.99%, 7-17-2023	1.49

USAA Capital Corporation, 2.00%, 6-1-2021	1.38

BP Capital Markets America Incorporated, 4.74%, 3-11-2021	1.33

Guardian Life Global Funding, 1.95%, 10-27-2021	1.32

Buckeye Ohio Tobacco Settlement Financing Authority, 1.58%, 6-1-2021	1.32

Berkshire Hathaway Finance Corporation, 4.25% 1-15-2021	1.32

The Fed emphasizes lower for longer.

We believe the Federal Reserve (Fed) will keep the target federal funds rate at the current range of 0 to 25 basis points (bps; 100 bps equal 1.00%) for the foreseeable future in order to stimulate growth, which was dramatically affected by the economic shutdown in response to the spread of the coronavirus. The Fund’s duration will likely be positioned in a conservative manner in a range close to neutral in anticipation of a prolonged recovery period. We continue to leverage the expertise of our global credit research capabilities to mitigate credit risk from issuers hurt by the coronavirus pandemic.

We extended duration in anticipation of a lower interest rate environment.

The Fed decreased the federal funds rate by 25 bps in September 2019 and again in October 2019. In March 2020, the Fed took aggressive action with cuts totaling 150 bps in response to the coronavirus pandemic. This action took the federal funds target rate down to a range of 0 to 25 bps, a level that has not been seen since the global financial crisis. The Fed also injected liquidity and programs to support credit markets in March and April of 2020 in order to ensure orderly markets. Investors rushed to raise cash, creating a huge imbalance between buyers and sellers of short-term instruments, including commercial paper, corporate notes, and asset-backed securities, which led to a lack of liquidity for fixed-income investors. Following the Fed’s aggressive actions, liquidity returned and the market for risk assets normalized. The Fund’s duration, which was shorter than the benchmark and detracted slightly from performance, was increased to 0.64 years from 0.48 years to take advantage of historically wide credit spreads, which outweighed the low Treasury yield environment. We expect to maintain the Fund’s duration in a range close to neutral as interest rates should remain low for quite some time.

Portfolio composition as of August 31, 2020[7]

Yield-advantaged sectors added value.

The Fund’s largest allocation was to corporate bonds followed by our allocation to asset-backed securities (ABS). Both sectors have recovered but the ABS sector provided slightly higher returns than corporate bonds. The Fund’s ABS exposure is in AAA-rated consumer ABS, which continues to perform well as consumers have continued to meet their auto and credit card obligations. The Fund’s allocation to A-rated banks was the largest contributor to performance.

The Fund’s sector allocation changed over the course of the year as our allocation to fixed-rate corporate bonds increased by 7%. This increase benefited the Fund’s investors as rates moved lower. The allocation to floating-rate corporate notes remained unchanged at 23%. The allocation to commercial paper was reduced by 4% to 8%. These changes were implemented in order to lengthen the duration of the portfolio from 0.48 years to 0.64 years.

Please see footnotes on page 7.

8  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)

Outlook

As mentioned previously, we believe interest rates will remain low for an extended period to aid the economic recovery. Interest rate risk in this current environment is minimal. We will continue to rely on our Global Credit Research team to mitigate credit risk and identify opportunities to add value to the portfolio. We will monitor the economic recovery back to precrisis levels as the employment outlook and the health of the consumer improve.

Please see footnotes on page 7.

Wells Fargo Conservative Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2020	Ending account value 8-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A2

Actual	$1,000.00	$1,005.26	$1.26	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,011.31	$1.26	0.50%

Institutional Class

Actual	$1,000.00	$1,009.94	$1.36	0.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37	0.27%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 0.21%
FHLMC Multi Family Structured Pass-Through Securities Series K-714 Class A2 ±±	3.03%	10-25-2020	$819,477	$819,939

Total Agency Securities (Cost $819,477)				819,939

Asset-Backed Securities: 26.64%
American Express Credit Account Master Trust Series 2017-6 Class A	2.04	5-15-2023	2,236,000	2,240,928
AmeriCredit Automobile Receivables Trust Series 2019-1 Class A2A	2.93	6-20-2022	316,146	317,064
AmeriCredit Automobile Receivables Trust Series 2020-1 Class A3	1.11	8-19-2024	3,400,000	3,438,978
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.30	11-20-2028	5,000,000	4,965,880
Canadian Pacer Auto Receivables Trust Series 2019-1A Class A2 144A	2.78	3-21-2022	598,719	601,472
Capital One Multi-Asset Execution Trust Series 2017-A4 Class A4	1.99	7-17-2023	5,706,000	5,709,994
CarMax Auto Owner Trust Series 2018-4 Class A2A	3.11	2-15-2022	269,254	269,729
CarMax Auto Owner Trust Series 2020-1 Class A2	1.87	4-17-2023	2,823,092	2,848,048
CCG Receivables Trust Series 2018-2 Class A2 144A	3.09	12-15-2025	1,634,009	1,653,630
CCG Receivables Trust Series 2020-1 Class A2 144A	0.54	12-14-2027	2,290,000	2,290,820
Chesapeake Funding II LLC Series 2020-1A Class A1 144A	0.87	8-16-2032	1,865,000	1,870,047
Delamare Cards Series 2018-1A Class A1 (1 Month LIBOR +0.70%) 144A±	0.86	11-19-2025	5,000,000	5,001,444
Dell Equipment Finance Trust Series 2019-2 Class A2 144A	1.95	12-22-2021	2,724,401	2,741,619
Dorchester Park CLO Limited Series 2016-25A Class AR (3 Month LIBOR +0.90%) 144A±	1.17	4-20-2028	4,901,729	4,873,118
Enterprise Fleet Financing LLC Series 2020-1 Class A2 144A	1.78	12-22-2025	2,500,000	2,539,707
Evergreen Credit Card Trust Series 2019-3 Class B 144A	2.36	10-16-2023	3,750,000	3,807,795
Ford Credit Auto Owner Trust Series 2019-B Class A3	2.23	10-15-2023	1,785,000	1,823,757
GM Financial Securitized Term Auto Receivables Trust Series 2020-1 Class A2	1.83	1-17-2023	891,435	897,558
Hertz Fleet Lease Funding LP Series 2017-1 Class A1 (1 Month LIBOR +0.65%) 144A±	0.81	4-10-2031	297,353	297,260
Hyundai Auto Lease Securitization Trust Series 2019-B Class A3 144A	2.04	8-15-2022	7,500,000	7,612,109
Mercedes-Benz Auto Receivables Trust Series 2019-1 Class A2A	2.04	6-15-2022	660,844	665,387
NextGear Floorplan Master Trust Series 2018-1A Class A1 (1 Month LIBOR +0.64%) 144A±	0.80	2-15-2023	5,000,000	4,985,737
Oscar US Funding Trust Series 2019-2A Class A2 144A	2.49	8-10-2022	273,885	275,172
Penarth Master Issuer plc Series 2019-1A Class A1 (1 Month LIBOR +0.54%) 144A±	0.69	7-18-2023	2,000,000	1,997,288
Santander Consumer Auto Receivables Trust Series 2020-B Class A2 144A	0.38	2-15-2023	2,600,000	2,600,160
Santander Retail Auto Lease Trust Series 2019-B Class A2A 144A	2.29	4-20-2022	2,550,715	2,574,375
Santander Retail Auto Lease Trust Series 2019-C Class A2A 144A	1.89	9-20-2022	2,500,829	2,525,539
Santander Retail Auto Lease Trust Series 2020-A Class A2 144A	1.69	1-20-2023	492,710	497,762
SoFi Consumer Loan Program Trust Series 2018-4 Class A 144A	3.54	11-26-2027	1,142,322	1,151,173
SoFi Consumer Loan Program Trust Series 2019-2 Class A 144A	3.01	4-25-2028	573,958	580,588
SoFi Consumer Loan Program Trust Series 2020-1 Class A 144A	2.02	1-25-2029	2,260,685	2,283,772
Tesla Auto Lease Trust Series 2020-A Class A2 144A	0.55	5-22-2023	1,500,000	1,501,933
Toyota Auto Receivables Owner Trust Series 2020-A Class A2	1.67	11-15-2022	5,855,000	5,900,208
Trillium Credit Card Trust II Series 2019-2A Class A 144A	3.04	1-26-2024	7,000,000	7,069,801
Trillium Credit Card Trust II Series 2020-1A Class B 144A	2.33	12-26-2024	1,355,000	1,371,375
Venture CDO Limited Series 16-25A Class AR (3 Month LIBOR +1.23%) 144A±	1.50	4-20-2029	5,000,000	4,985,075
Verizon Owner Trust Series 2017-3A Class A1A 144A	2.06	4-20-2022	699,852	701,487
Verizon Owner Trust Series 2018-1A Class A1 144A	2.82	9-20-2022	2,057,131	2,073,130
Volvo Financial Equipment LLC Series 2019-1A Class A2 144A	2.90	11-15-2021	463,588	465,359
World Omni Auto Lease Trust Series 2020-A Class A2	1.71	11-15-2022	2,365,000	2,388,136

Total Asset-Backed Securities (Cost $101,916,539)				102,394,414

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  11

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 33.84%

Communication Services: 0.87%

Diversified Telecommunication Services: 0.27%
Verizon Communications Incorporated	3.45%	3-15-2021	$1,025,000	$1,042,327

Media: 0.60%
Comcast Corporation (3 Month LIBOR +0.33%) ±	0.63	10-1-2020	2,279,000	2,279,754

Consumer Discretionary: 0.25%

Textiles, Apparel & Luxury Goods: 0.25%
Ralph Lauren Corporation	1.70	6-15-2022	940,000	958,586

Consumer Staples: 0.39%

Food Products: 0.39%
WM Wrigley Jr. Company 144A	3.38	10-21-2020	1,500,000	1,503,309

Energy: 2.80%

Oil, Gas & Consumable Fuels: 2.80%
BP Capital Markets America Incorporated	4.74	3-11-2021	5,000,000	5,118,290
Chevron Corporation (3 Month LIBOR +0.90%) ±	1.15	5-11-2023	4,525,000	4,618,810
Exxon Mobil Corporation (3 Month LIBOR +0.33%) ±	0.61	8-16-2022	1,000,000	1,004,470

				10,741,570

Financials: 28.23%

Banks: 3.25%
Bank of America Corporation (3 Month LIBOR +0.37%) ±	2.74	1-23-2022	2,000,000	2,018,045
Bank of America Corporation	5.70	1-24-2022	1,000,000	1,073,118
Citibank NA	3.40	7-23-2021	2,040,000	2,092,606
JPMorgan Chase & Company (3 Month LIBOR +1.10%) ±	1.42	6-7-2021	1,000,000	1,007,218
PNC Bank NA	2.15	4-29-2021	2,000,000	2,022,289
PNC Bank NA (3 Month LIBOR +0.33%) ±	0.58	2-24-2023	2,300,000	2,304,161
Truist Financial Corporation	2.05	5-10-2021	1,000,000	1,010,776
U.S. Bank NA (3 Month LIBOR +0.40%) ±	0.71	12-9-2022	945,000	948,620

				12,476,833

Capital Markets: 2.71%
Charles Schwab Corporation (3 Month LIBOR +0.32%) ±	0.57	5-21-2021	4,540,000	4,548,322
Goldman Sachs Group Incorporated	2.35	11-15-2021	1,000,000	1,004,033
Goldman Sachs Group Incorporated	5.25	7-27-2021	2,500,000	2,610,277
Morgan Stanley (3 Month LIBOR +1.18%) ±	1.45	1-20-2022	1,000,000	1,004,023
State Street Corporation (U.S. SOFR +2.69%) 144A±	2.83	3-30-2023	1,225,000	1,269,409

				10,436,064

Consumer Finance: 5.68%
American Honda Finance Corporation	1.70	9-9-2021	2,000,000	2,026,061
Caterpillar Financial Services Corporation (3 Month LIBOR +0.30%) ±	0.62	3-8-2021	1,500,000	1,501,940
Caterpillar Financial Services Corporation	0.95	5-13-2022	5,000,000	5,052,204
Daimler Finance NA LLC 144A	3.88	9-15-2021	3,242,000	3,347,121
John Deere Capital Corporation	2.35	1-8-2021	2,000,000	2,014,388
PACCAR Financial Corporation	0.80	6-8-2023	1,930,000	1,954,596
Toyota Motor Credit Corporation (3 Month LIBOR +0.13%) ±	0.38	8-13-2021	1,900,000	1,901,718

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Toyota Motor Credit Corporation	1.15%	5-26-2022	$2,000,000	$2,031,549
Toyota Motor Credit Corporation	1.90	4-8-2021	2,000,000	2,018,894

				21,848,471

Diversified Financial Services: 1.97%
National Rural Utilities Cooperative Finance	2.40	4-25-2022	3,950,000	4,075,795
WEA Finance LLC 144A	3.25	10-5-2020	3,491,000	3,493,588

				7,569,383

Insurance: 14.62%
AIG Global Funding (3 Month LIBOR +0.46%) 144A±	0.76	6-25-2021	2,600,000	2,608,587
AIG Global Funding 144A	0.80	7-7-2023	1,525,000	1,536,537
Athene Global Funding 144A	2.80	5-26-2023	3,000,000	3,118,678
Berkshire Hathaway Finance Corporation	4.25	1-15-2021	5,000,000	5,073,105
Guardian Life Global Funding 144A	1.95	10-27-2021	5,000,000	5,090,944
Jackson National Life Global Company (3 Month LIBOR +0.48%) 144A±	0.79	6-11-2021	2,500,000	2,507,502
Jackson National Life Global Company 144A	2.25	4-29-2021	4,000,000	4,051,569
MassMutual Global Funding 144A	2.45	11-23-2020	1,710,000	1,717,161
MassMutual Global Funding II 144A	1.95	9-22-2020	4,936,000	4,940,889
Metropolitan Life Global Funding Incorporated 144A	1.95	9-15-2021	4,175,000	4,248,209
New York Life Global Funding (3 Month LIBOR +0.16%) 144A±	0.46	10-1-2020	1,300,000	1,300,204
New York Life Global Funding 144A	2.00	4-13-2021	600,000	606,290
New York Life Global Funding 144A	2.95	1-28-2021	4,545,000	4,594,470
Principal Life Global Funding II 144A	2.38	11-21-2021	1,250,000	1,279,884
Protective Life Global Funding (3 Month LIBOR +0.52%) 144A±	0.83	6-28-2021	5,000,000	5,018,276
Protective Life Global Funding 144A	2.16	9-25-2020	2,360,000	2,362,923
The Allstate Corporation (3 Month LIBOR +0.43%) ±	0.74	3-29-2021	825,000	826,780
USAA Capital Corporation 144A	2.00	6-1-2021	5,220,000	5,289,883

				56,171,891

Health Care: 0.78%

Biotechnology: 0.78%
AbbVie Incorporated (3 Month LIBOR +0.65%) 144A±	0.90	11-21-2022	3,000,000	3,014,602

Utilities: 0.52%

Electric Utilities: 0.52%
Florida Power & Light Company (3 Month LIBOR +0.38%) ±	0.64	7-28-2023	2,000,000	2,001,922

Total Corporate Bonds and Notes (Cost $129,094,863)				130,044,712

Municipal Obligations: 7.29%

California: 2.05%

Education Revenue: 0.40%
University of California Series BF	0.63	5-15-2023	1,500,000	1,510,245

Miscellaneous Revenue: 1.09%
Ontario CA Pension Obligation	1.97	6-1-2021	585,000	590,645
Ontario CA Pension Obligation	2.07	6-1-2022	915,000	933,721
Pomona CA Pension Obligation Series BJ	4.00	8-1-2023	1,000,000	1,067,160
San Luis Unit/Westlands Water District Financing Authority (AGM Insured)	1.09	9-1-2022	1,000,000	1,006,470
West Covina CA Public Financing Authoriy Series A	1.75	8-1-2021	595,000	595,244

				4,193,240

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  13

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Water & Sewer Revenue: 0.56%
El Dorado CA Irrigation District Revenue Refunding Bond Series C	0.64%	3-1-2021	$1,500,000	$1,502,295
El Dorado CA Irrigation District Revenue Refunding Bond Series C	0.74	3-1-2022	650,000	652,971

				2,155,266

				7,858,751

Connecticut: 0.36%

GO Revenue: 0.36%
Connecticut Series A	3.00	7-1-2021	1,350,000	1,377,837

Florida: 0.20%

Education Revenue: 0.20%
Florida Development Finance Corporation Refunding Bond Nova Southeastern University	1.65	4-1-2021	750,000	751,470

New York: 1.09%

Airport Revenue: 0.34%
Port Authority of New York & New Jersey Consolidated Notes Series Aaa	1.09	7-1-2023	1,305,000	1,322,487

Tax Revenue: 0.59%
New York Dormitory Authority Personal Income Tax Revenue Series B	5.00	3-31-2021	2,200,000	2,261,930

Utilities Revenue: 0.16%
Long Island NY Power Authority Electric System Series C	0.66	3-1-2022	180,000	180,034
Long Island NY Power Authority Electric System Series C ##	0.76	3-1-2023	430,000	430,185

				610,219

				4,194,636

Ohio: 1.32%

Tobacco Revenue: 1.32%
Buckeye Ohio Tobacco Settlement Financing Authority ##	1.58	6-1-2021	5,065,000	5,086,628

Pennsylvania: 0.97%

Education Revenue: 0.41%
Pennsylvania State University Series D	1.09	9-1-2021	1,560,000	1,572,059

Tax Revenue: 0.56%
Philadelphia PA School District AMT Series A	4.00	6-30-2021	2,100,000	2,163,819

				3,735,878

Tennessee: 1.04%

Health Revenue: 1.04%
Nashville & Davidson Counties TN Vanderbilt University Medical Center Series D (1 Month LIBOR +2.50%) ±	2.66	7-1-2046	4,000,000	4,002,480

Texas: 0.26%

Education Revenue: 0.26%
Texas Tech University Improvement & Refunding Bonds Financing System	0.51	2-15-2022	1,000,000	1,000,310

Total Municipal Obligations (Cost $28,004,333)				28,007,990

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 22.70%

Energy: 1.16%

Oil, Gas & Consumable Fuels: 1.16%
BP Capital Markets plc (3 Month LIBOR +0.25%) ±	0.51%	11-24-2020	$1,270,000	$1,270,612
Total Capital International SA	2.22	7-12-2021	2,112,000	2,142,866
Total Capital SA	4.25	12-15-2021	1,000,000	1,051,306

				4,464,784

Financials: 20.85%

Banks: 19.15%
ABN AMRO Bank NV (3 Month LIBOR +0.57%) 144A±	0.82	8-27-2021	5,000,000	5,021,200
Australia & New Zealand Banking Group 144A	4.88	1-12-2021	1,000,000	1,016,525
Banque Federative du Credit Mutuel 144A	2.75	10-15-2020	2,278,000	2,284,943
Barclays Bank plc (3 Month LIBOR +0.46%) ±	0.73	1-11-2021	2,000,000	2,002,364
Barclays Bank plc	1.70	5-12-2022	1,075,000	1,094,786
Cooperatieve Rabobank UA (3 Month LIBOR +0.43%) ±	0.67	4-26-2021	3,000,000	3,008,406
Credit Suisse AG	2.10	11-12-2021	1,000,000	1,021,330
Credit Suisse AG	2.80	4-8-2022	4,150,000	4,311,468
DnB Bank ASA (3 Month LIBOR +0.62%) 144A±	0.96	12-2-2022	500,000	503,875
HSBC Holdings plc	2.95	5-25-2021	1,000,000	1,019,119
HSBC Holdings plc	4.00	3-30-2022	2,013,000	2,121,601
Lloyds Banking Group plc	3.00	1-11-2022	1,500,000	1,551,221
Macquarie Bank Limited 144A	2.85	1-15-2021	4,000,000	4,036,500
Mitsubishi UFJ Financial Group Incorporated (3 Month LIBOR +0.65%) ±	0.89	7-26-2021	2,735,000	2,746,658
Mitsubishi UFJ Financial Group Incorporated (3 Month LIBOR +0.70%) ±	1.02	3-7-2022	2,060,000	2,074,012
Mitsubishi UFJ Financial Group Incorporated	3.22	3-7-2022	1,000,000	1,041,614
Mizuho Financial Group (3 Month LIBOR +0.84%) ±	1.11	7-16-2023	5,000,000	5,018,336
National Australia Bank Limited	3.70	11-4-2021	1,410,000	1,450,354
Nordea Bank AB 144A	1.00	6-9-2023	2,850,000	2,886,663
Santander UK plc (3 Month LIBOR +0.66%) ±	0.94	11-15-2021	2,629,000	2,644,653
Santander UK plc (3 Month LIBOR +0.62%) ±	0.97	6-1-2021	2,500,000	2,509,726
Santander UK plc	3.40	6-1-2021	520,000	532,136
Skandinaviska Enskilda Banken (3 Month LIBOR +0.32%) 144A±%%	0.57	9-1-2023	6,000,000	6,001,344
Skandinaviska Enskilda Banken (3 Month LIBOR +0.65%) 144A±	0.96	12-12-2022	1,250,000	1,260,049
Societe Generale SA (3 Month LIBOR +1.33%) 144A±	1.61	4-8-2021	5,000,000	5,036,365
Sumitomo Mitsui Banking Corporation (3 Month LIBOR +1.14%) ±	1.41	10-19-2021	815,000	823,854
Svenska Handelsbanken AB (3 Month LIBOR +0.47%) ±	0.73	5-24-2021	4,000,000	4,013,360
Swedbank AB 144A	1.30	6-2-2023	2,225,000	2,269,046
United Overseas Bank Limited (3 Month LIBOR +0.48%) 144A±	0.74	4-23-2021	1,800,000	1,802,208
Westpac Banking Corporation (3 Month LIBOR +1.00%) ±	1.25	5-13-2021	2,500,000	2,517,145

				73,620,861

Diversified Financial Services: 1.70%
Shell International Finance BV	1.75	9-12-2021	2,000,000	2,030,326
Shell International Finance BV	2.38	8-21-2022	2,000,000	2,079,414
UBS AG 144A	1.75	4-21-2022	2,375,000	2,423,400

				6,533,140

Industrials: 0.69%

Electrical Equipment: 0.69%
Siemens Financieringsmaatschappij NV 144A	1.70	9-15-2021	2,600,000	2,638,442

Total Yankee Corporate Bonds and Notes (Cost $86,652,237)				87,257,227

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  15

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Short-Term Investments: 7.82%

Commercial Paper: 7.66%
Catholic Health Initiatives (z)	1.30%	9-3-2020	$4,500,000	$4,499,966
Glencore Funding LLC 144A(p)(z)	0.49	10-13-2020	3,000,000	2,998,481
Ionic Capital Management LLC (p)(z)	0.33	9-18-2020	2,000,000	1,999,706
Lexington Parker Capital Company LLC (p)(z)	0.27	10-20-2020	10,000,000	9,997,681
LMA Americas LLC 144A(p)(z)	0.29	11-2-2020	5,000,000	4,998,486
Mountcliff Funding LLC 144A(p)(z)	0.18	9-14-2020	950,000	949,945
TransCanada PipeLines Limited 144A(z)	0.23	10-5-2020	4,000,000	3,999,249

				29,443,514

	Yield		Shares

Investment Companies: 0.16%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		588,730	588,730

Total Short-Term Investments (Cost $30,028,882)				30,032,244

Total investments in securities (Cost $376,516,331)	98.50%	378,556,526

Other assets and liabilities, net	1.50	5,767,042

Total net assets	100.00%	$384,323,568

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is purchased on a when-issued basis.

(z)	Zero coupon security. The rate represents the current yield to maturity.

(p)	Asset-backed commercial paper

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

AMT	Alternative minimum tax

FHLMC	Federal Home Loan Mortgage Corporation

GO	General obligation

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$220,913	$301,403,678	$(301,035,861)	$0	$0	$26,405	$588,730	0.16%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  17

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $375,927,601)	$377,967,796
Investments in affiliated securities, at value (cost $588,730)	588,730
Receivable for investments sold	10,566,583
Receivable for Fund shares sold	184,800
Receivable for interest	1,229,022
Prepaid expenses and other assets	27,219

Total assets	390,564,150

Liabilities
Payable for when-issued transactions	6,000,000
Payable for Fund shares redeemed	64,445
Management fee payable	48,833
Dividends payable	93,322
Administration fees payable	25,562
Trustees’ fees and expenses payable	3,341
Accrued expenses and other liabilities	5,079

Total liabilities	6,240,582

Total net assets	$384,323,568

Net assets consist of
Paid-in capital	$385,399,893
Total distributable loss	(1,076,325)

Total net assets	$384,323,568

Computation of net asset value per share
Net assets – Class A2	$71,052
Shares outstanding – Class A2[1]	7,070
Net asset value per share – Class A2	$10.05
Net assets – Institutional Class	$384,252,516
Shares outstanding – Institutional Class[1]	38,233,961
Net asset value per share – Institutional Class	$10.05

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Conservative Income Fund

Statement of operations—year ended August 31, 2020

Investment income
Interest (net of foreign interest withholding taxes of $3,173)	$7,686,988
Income from affiliated securities	26,405

Total investment income	7,713,393

Expenses
Management fee	958,017
Administration fees
Class A2	23 [1]
Institutional Class	306,554
Shareholder servicing fees
Class A2	35 [1]
Custody and accounting fees	28,080
Professional fees	44,695
Registration fees	44,906
Shareholder report expenses	20,661
Trustees’ fees and expenses	21,326
Other fees and expenses	14,100

Total expenses	1,438,397
Less: Fee waivers and/or expense reimbursements
Fund-level	(403,693)
Class A2	(13)[1]

Net expenses	1,034,691

Net investment income	6,678,702

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,261,670)
Net change in unrealized gains (losses) on investments	1,229,474

Net realized and unrealized gains (losses) on investments	(32,196)

Net increase in net assets resulting from operations	$6,646,506

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  19

Statement of changes in net assets

	Year ended August 31, 2020			Year ended August 31, 2019

Operations
Net investment income			$6,678,702		$10,875,313
Net realized losses on investments			(1,261,670)		(993,936)
Net change in unrealized gains (losses) on investments			1,229,474		441,843

Net increase in net assets resulting from operations			6,646,506		10,323,220

Distributions to shareholders from net investment income and net realized gains
Class A2			(122)[1]		N/A
Institutional Class			(6,761,898)		(10,880,158)

Total distributions to shareholders			(6,762,020)		(10,880,158)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A2	7,063	[1]	70,834 [1]	N/A	N/A
Institutional Class	35,880,506		359,015,049	62,007,026	619,230,806

			359,085,883		619,230,806

Reinvestment of distributions
Class A2	7	[1]	65 [1]	N/A	N/A
Institutional Class	570,498		5,703,164	821,227	8,198,093

			5,703,229		8,198,093

Payment for shares redeemed
Institutional Class	(31,457,672)		(312,900,963)	(69,621,267)	(694,323,386)

Net increase (decrease) in net assets resulting from capital share transactions			51,888,149		(66,894,487)

Total increase (decrease) in net assets			51,772,635		(67,451,425)

Net assets
Beginning of period			332,550,933		400,002,358

End of period			$384,323,568		$332,550,933

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Conservative Income Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS A2	Year ended August 31, 2020[1]
Net asset value, beginning of period	$10.02
Net investment income	0.02
Net realized and unrealized gains on investments	0.03

Total from investment operations	0.05
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$10.05
Total return[2]	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.70%
Net expenses	0.50%
Net investment income	0.78%
Supplemental data
Portfolio turnover rate	102%
Net assets, end of period (000s omitted)	$71

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.00	$9.99	$10.01	$10.01	$10.00
Net investment income	0.17	0.26	0.18	0.12	0.07
Net realized and unrealized gains (losses) on investments	0.06	0.01	(0.02)	0.00 [1]	0.01

Total from investment operations	0.23	0.27	0.16	0.12	0.08
Distributions to shareholders from
Net investment income	(0.18)	(0.26)	(0.18)	(0.12)	(0.07)
Net realized gains	0.00	0.00	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.18)	(0.26)	(0.18)	(0.12)	(0.07)
Net asset value, end of period	$10.05	$10.00	$9.99	$10.01	$10.01
Total return	2.30%	2.71%	1.65%	1.20%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.37%	0.37%	0.36%	0.36%
Net expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Net investment income	1.74%	2.54%	1.79%	1.17%	0.72%
Supplemental data
Portfolio turnover rate	102%	171%	197%	197%	269%
Net assets, end of period (000s omitted)	$384,253	$332,551	$400,002	$419,239	$547,829

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Conservative Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Conservative Income Fund  |  23

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $376,603,155 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,180,983

Gross unrealized losses	(227,612)

Net unrealized gains	$1,953,371

As of August 31, 2020, the Fund had capital loss carryforwards which consist of $3,032,650 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$819,939	$0	$819,939

Asset-backed securities	0	102,394,414	0	102,394,414

Corporate bonds and notes	0	130,044,712	0	130,044,712

Municipal obligations	0	28,007,990	0	28,007,990

Yankee corporate bonds and notes	0	87,257,227	0	87,257,227

Short-term investments

Commercial paper	0	29,443,514	0	29,443,514

Investment companies	588,730	0	0	588,730

Total assets	$588,730	$377,967,796	$0	$378,556,526

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2020, the Fund did not have any transfers into/out of Level 3.

24  |  Wells Fargo Conservative Income Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.250%

Next $4 billion	0.225

Next $5 billion	0.190

Over $10 billion	0.180

For the year ended August 31, 2020, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A2	0.16%

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2020 (December 31, 2021 for Class A2 shares) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.50% for Class A2 shares and 0.27% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fee

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A2 of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0 and $43,832,000 in interfund purchases and sales, respectively, during the year ended August 31, 2020.

Wells Fargo Conservative Income Fund  |  25

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,981,839	$449,653,719	$5,665,894	$328,190,699

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,762,020 and $10,880,158 of ordinary income for the years ended August 31, 2020 and August 31, 2019, respectively.

As of August 31, 2020, the components of distributable loss on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$96,276	$1,953,371	$(3,032,650)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo Conservative Income Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Conservative Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo Conservative Income Fund  |  27

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2020, $4,599,238 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 19, 2020, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – To consider a revision to the Fund’s fundamental investment policy regarding industry concentration to allow the Fund to concentrate its investments in the banking industry.

Shares voted “For”	18,251,078

Shares voted “Against”	1,380,523
Shares voted “Abstain”	0

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Conservative Income Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Conservative Income Fund  |  31

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Conservative Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than or equal to the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for the one- and three-year periods ended March 31, 2020, and in range of its benchmark for the five-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group for the Institutional Class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate of the Fund was lower than the sum of the average rates for the Fund’s expense Group for the Institutional Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Conservative Income Fund  |  33

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Conservative Income Fund  |  35

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

36  |  Wells Fargo Conservative Income Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Conservative Income Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00408 10-20

A265/AR265 08-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	August 31, 2020	August 31, 2019
Audit fees	$482,350	$426,800
Audit-related fees	—	—
Tax fees (1)	40,180	39,575
All other fees	—	—

	$522,530	$466,375

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	October 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	October 28, 2020

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	October 28, 2020

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	October 28, 2020